                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number         811-6526
                                  ---------------------------------------------

                                 Coventry Group
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     3435 Stelzer Road Columbus, OH                                43219
-------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)

                      3435 Stelzer Road Columbus, OH 43219
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    1-800-766-8938
                                                   -----------------------------

Date of fiscal year end:     03/31/06
                        ---------------------------

Date of reporting period:    03/31/06
                         --------------------------


ITEM 1. REPORTS TO STOCKHOLDERS.

                                  ANNUAL REPORT

                      1ST SOURCE MONOGRAM FUNDS(SM) (LOGO)

                                  ANNUAL REPORT
                                 MARCH 31, 2006

NOTICE TO INVESTORS
SHARES OF 1ST SOURCE MONOGRAM FUNDS(SM):

- ARE NOT FDIC INSURED - MAY LOSE VALUE - HAVE NO BANK GUARANTEE

TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS
ANNUAL REPORT--MARCH 31, 2006

Letter from the Investment Advisor ........................................    1
Income Equity Fund ........................................................    3
Diversified Equity Fund ...................................................   10
Special Equity Fund .......................................................   16
Income Fund ...............................................................   22
Long/Short Fund ...........................................................   29
Notes to Financial Statements .............................................   36
Report of Independent Registered Public Accounting Firm ...................   41
Additional Information ....................................................   42
Table of Shareholder Expenses .............................................   43
Trustees and Officers .....................................................   45

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-766-8938 or on the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Funds' voting record for the most recent 12-month period ended June is available at the SEC's website at www.sec.gov.

STATEMENT REGARDING AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE.

The 1st Source Monogram Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

We are pleased to present this report for the 12-month period ended March 31, 2006. The economy generated surprisingly healthy growth for the fiscal year, despite higher energy and commodity prices, rising interest rates, a cooling real-estate market and the destruction caused by hurricanes that hit the Gulf Coast. Energy and commodities shares led the stock market to good returns, while most types of bonds posted roughly flat performance.

Rapidly expanding economies in the developing world, particularly in China and India, boosted demand for oil, gas and other commodities. Meanwhile a number of factors tightened energy supplies, including the effects of hurricanes Katrina, Rita and Wilma and conflicts in Iraq, Nigeria and other oil-producing areas. That environment led to dramatic increases in energy prices. Some economists worried that those higher prices would drag heavily on economic growth, but strong global demand for American goods and services nevertheless helped the U.S. economy continue to expand at a solid pace.

Rising energy and commodity prices also raised concerns about a potential up-tick in inflation. The Federal Reserve Board maintained a policy of gradually tightening the monetary supply in an attempt to prevent inflation from increasing. All told, the Federal Reserve raised its target short-term interest rate eight times for a total increase of two percentage points. Those rate hikes and low labor costs helped prevent significant increases in the general level of prices. Productivity gains also helped the economy grow without boosting inflation, and allowed corporations to generate strong profit growth.

Consumer sentiment and spending suffered during the first half of the period, due to higher energy costs, weak wage growth, Gulf Coast hurricanes and higher mortgage rates. Consumers strengthened somewhat later in the period as the jobs picture improved.

STOCKS MOVE HIGHER

Energy and materials stocks led the market during the 12-month period. Those sectors supported the market's gains during the first half of the fiscal year, when other sectors were generally flat. However, the other sectors strengthened during the second half of the period, contributing to a broad-based rally during the first months of 2006.

Industrial stocks generated good gains for the period. Burgeoning worldwide demand improved industrial companies' pricing power, while strong defense spending bolstered revenues for a number of firms in the sector. Telecommunications stocks struggled throughout 2005 but surged in early 2006 as the result of merger activity. Consumer cyclical stocks performed poorly early in the period, as investors worried that higher energy prices and interest rates would crimp consumers' purchasing power. That sector picked up late in the period, however, led by shares of firms that cater to relatively affluent consumers.

This fiscal year saw continued strength among smaller stocks and value shares. Those trends, which have been in place since early this decade, appear to have brought valuations of various parts of the market back into line following the large- cap-growth dominated bull market of the late 1990s.

THE YIELD CURVE FLATTENS

The Federal Reserve's interest-rate increases led to higher yields on short-term bonds, pulling down their prices. Meanwhile, strong demand for long-term bonds kept their yields relatively low. The yield on the three-month Treasury bill rose 1.80 percentage points during the period, while the two-year Treasury note's yield increased 1.04 points, the five-year Treasury note's yield rose
0.64 points and the yield on the 10-year Treasury bond increased just 0.37 points.

Those trends led to a flat yield curve by the end of the fiscal year. The yield on short-term bonds was roughly equivalent to the yield offered by long-term bonds. That environment caused most bonds to generate total returns that were lower than their yields during the period.

Downgrades of bonds issued by large U.S. automakers roiled the corporate bond markets, particularly among lower-rated issues. Corporate bonds produced modestly positive returns, however, as the healthy economy and strong corporate profits improved many companies' financial outlooks. Mortgage- and asset-backed securities performed slightly better than other bond sectors.

OUTLOOK

We think the economy is likely to continue expanding at a healthy pace, and the rate of job creation should continue to improve. That said, we are concerned about the possibility that the slowdown in the housing market could accelerate, with potentially negative repercussions for consumers and the economy. We also will continue to monitor inflation closely.

We believe that market trends during the past six years have equalized the divergent valuations that resulted from the late 1990s' stock-market bubble. The market's ebb and flow during the past decade underscores the wisdom of holding a diversified stock portfolio--one that provides exposure to growth opportunities while spreading risk across various types of equities.

Indeed, studies show that diversification across and within the three major asset classes--stocks, bonds and cash--is the key to achieving long-term financial goals. We urge shareholders to maintain broadly diversified portfolios, and to take a long-term perspective on their investments.

Thank you for your confidence in the 1st Source Monogram Funds. We look forward to providing you with investment management services in the years to come. Please do not hesitate to contact your account representative or to call the 1st Source Monogram Funds directly at 1-800-766-8938 if you have any questions or require assistance.

                                        Sincerely,

                                        Ralph C. Shive, CFA
                                        Paul W. Gifford, CFA
                                        Kevin A. Carey, CFA
                                        Robert W. Nelson, CFA
                                        Eric A. Boughton, CFA
                                        Bruno P. Riboni
                                        Michael L. Shinnick
                                        Jason W. Cooper

The foregoing information and opinions are for general information only. First Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND
RALPH C. SHIVE, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE INCOME EQUITY FUND PERFORM FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2006?

A. The Fund had a very strong year. It gained 17.72%, compared to a 13.31% return for the Russell 1000(R) Value Index(1) and a 11.49% return for the Lipper Equity Income Funds Index(1). This period continued a long, steady streak of performance superior to the benchmark.

Q.   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The stock market generated good returns during the 12-month period. The economy and corporate profits posted solid growth despite high energy prices, disastrous Gulf Coast hurricanes and concerns about high real-estate values. The generally positive market environment helped the Fund produce strong gains.

     During the past several years we have positioned this Fund to benefit from rising prices on commodities and other assets, such as oil, timber, diamonds, precious metals and art. We maintained that strategy during this period by holding overweight positions in commodities stocks and other shares likely to prosper in an environment characterized by rising prices. That approach helped the Fund outperform its benchmark during this period, as commodity and asset prices soared. We began to trim the Fund's exposure to such stocks late in the period as they reached our full valuation estimates.(2)

     We also held an overweight stake in industrials stocks, which fared well as global demand remained strong and defense spending increased. That position also boosted relative gains. Likewise, an underweight position in financial services helped performance against the benchmark, as rising short-term interest rates hindered that group.(2)

     We found an increasing number of opportunities in large-cap stocks during this period, as mid-caps continued a long rally. The Fund's greater emphasis on larger stocks hurt performance in the short term, as mid-sized shares maintained market dominance throughout the period.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Fund's performance is measured against the Russell 1000(R) Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in their underlying securities or funds.

(2)  The composition of the Fund's portfolio is subject to change.

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                               INCOME EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)


               Income Equity Fund Russell 1000 Value Index


             3/96                     10000            10038
                                      10260            10172
                                      10479            10468
            12/96                     11307            11512
                                      11474            11807
                                      13067            13548
                                      14374            14897
            12/97                     14420            15563
                                      15729            17377
                                      15438            17455
                                      13749            15433
            12/98                     15112            17995
                                      15444            18253
                                      17575            20311
                                      15915            18322
            12/99                     16981            19317
                                      17196            19410
                                      16595            18500
                                      18162            19955
            12/00                     19824            20672
                                      19175            19462
                                      20242            20412
                                      18654            18177
            12/06                     20486            19517
                                      21470            20315
                                      20371            18585
                                      16504            15096
            12/06                     18187            16487
                                      17034            15685
                                      19723            18395
                                      20490            18775
            12/06                     23615            21439
                                      23930            22088
                                      24903            22282
                                      24953            22626
            12/06                     27633            24975
                                      28039            24996
                                      28345            25415
                                      29839            26402
            12/06                     30378            26736
             3/06                     33007            28323





PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS (UNAUDITED)

                                  (BAR CHART)

Basic Materials          12.2%
Communications            6.4%
Consumer Cyclicals        2.4%
Consumer Non-Cyclicals   11.3%
Energy                   10.9%
Financial                10.8%
Health Care               8.2%
Industrials              19.2%
Technology                5.5%
Utilities                 3.1%
Investment Companies      9.2%
Convertible Bonds         0.8%

AVERAGE ANNUAL TOTAL RETURN

As of 3/31/06                 1 Year   5 Year   10 Year
-------------                 ------   ------   -------
Income Equity Fund            17.72%   11.47%    12.68%
Russell 1000(R) Value Index   13.31%    7.79%    10.97%
Lipper Equity Income Funds
   Index                      11.49%    5.89%     8.45%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/96 to 3/06, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Fund's performance is measured against the Russell 1000(R) Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services.

The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2006

SECURITY DESCRIPTION                                        SHARES    VALUE ($)
--------------------                                       -------   -----------
COMMON STOCKS - 90.8%
BASIC MATERIALS - 12.4%
Air Products and Chemicals, Inc. .......................    30,000     2,015,700
Alcoa, Inc. ............................................    62,000     1,894,720
Anglo American PLC ADR .................................   116,000     2,270,120
E. I. du Pont de Nemours & Co. .........................    47,000     1,983,870
Newmont Mining Corp. ...................................    32,000     1,660,480
Olin Corp. .............................................    80,000     1,717,600
Plum Creek Timber Co., Inc. ............................    20,000       738,600
Potash Corp. of Saskatchewan, Inc. .....................    16,000     1,409,440
RPM, Inc. ..............................................    80,000     1,435,200
Weyerhaeuser Co. .......................................    12,000       869,160
                                                                     -----------
                                                                      15,994,890
                                                                     -----------

COMMUNICATIONS - 6.4%
AT&T, Inc. .............................................    70,000     1,892,800
Belo Corp., Series A ...................................    37,000       735,560
Deutsche Telekom AG ADR ................................    53,000       891,460
Harris Corp. ...........................................    35,600     1,683,524
Motorola, Inc. .........................................    57,000     1,305,870
Verizon Communications, Inc. ...........................    53,000     1,805,180
                                                                     -----------
                                                                       8,314,394
                                                                     -----------

CONSUMER CYCLICALS - 2.5%
Grainger (W.W.), Inc. ..................................    25,000     1,883,750
RadioShack Corp. .......................................    68,000     1,307,640
                                                                     -----------
                                                                       3,191,390
                                                                     -----------

CONSUMER NON-CYCLICAL - 11.4%
Albertson's, Inc. ......................................    30,000       770,100
Archer-Daniels-Midland Co. .............................    60,000     2,019,000
Avery-Dennison Corp. ...................................    26,000     1,520,480
Avon Products, Inc. ....................................    52,000     1,620,840
ConAgra, Inc. ..........................................    85,000     1,824,100
Deluxe Corp. ...........................................    35,000       915,950
H&R Block, Inc. ........................................    22,000       476,300
H.J. Heinz Co. .........................................    27,000     1,023,840
Kimberly-Clark Corp. ...................................    20,000     1,156,000
Sotheby's Holdings
   Services, Inc.,Class A (a) ..........................    81,000     2,352,240
Sysco Corp. ............................................    32,000     1,025,600
                                                                     -----------
                                                                      14,704,450
                                                                     -----------

ENERGY - 11.0%
Anadarko Petroleum Corp. ...............................    15,000     1,515,150
Chevron Corp. ..........................................    23,000     1,333,310
EnCana Corp. ...........................................    44,000     2,056,120
GlobalSantaFe Corp. ....................................    37,000     2,247,750
Marathon Oil Corp. .....................................    28,000     2,132,760
National Fuel Gas ......................................    50,000     1,636,000
Schlumberger Ltd. ......................................    18,000     2,278,260
Williams Cos., Inc. ....................................    50,000     1,069,500
                                                                     -----------
                                                                      14,268,850
                                                                     -----------

FINANCIAL - 10.9%
Citigroup, Inc. ........................................    33,000     1,558,920
Hospitality Properties Trust ...........................    26,100     1,139,787
J.P. Morgan Chase & Co. ................................    42,000     1,748,880
Keycorp ................................................    38,000     1,398,400
Lincoln National Corp. .................................    25,000     1,364,750
Morgan Stanley .........................................    24,000     1,507,680
The Allstate Corp. .....................................    26,000     1,354,860
The St. Paul Travelers Cos., Inc. ......................    30,000     1,253,700
Thornburg Mortgage, Inc. ...............................    32,000       865,920
UnumProvident Corp. ....................................    40,000       819,200
Waddell & Reed Financial, Inc. .........................    50,000     1,155,000
                                                                     -----------
                                                                      14,167,097
                                                                     -----------

HEALTH CARE - 8.2%
Abbott Laboratories ....................................    37,000     1,571,390
Baxter International, Inc. .............................    19,615       761,258
Bristol-Myers Squibb Co. ...............................    66,000     1,624,260
Humana, Inc. (a) .......................................    40,000     2,106,000
Merck & Co., Inc .......................................    31,000     1,092,130
Novartis AG ADR ........................................    34,000     1,884,960
Pfizer, Inc. ...........................................    65,000     1,619,800
                                                                     -----------
                                                                      10,659,798
                                                                     -----------

INDUSTRIALS - 19.2%
Avnet, Inc. (a) ........................................    73,000     1,852,740
Emerson Electric Co. ...................................    19,000     1,588,970
Fluor Corp. ............................................    23,000     1,973,400
General Electric Co. ...................................    50,000     1,739,000
Honeywell International, Inc. ..........................    40,000     1,710,800
Hubbell, Inc., Class B .................................    43,000     2,204,180
Ingersoll-Rand Co. Ltd. ................................    33,000     1,379,070
Pall Corp. .............................................    55,100     1,718,569
Parker-Hannifin Corp. ..................................    24,000     1,934,640
Raytheon Co. ...........................................    40,000     1,833,600
Shaw Group, Inc. (a) ...................................    58,000     1,763,200
Sonoco Products Co. ....................................    60,000     2,032,200
Waste Management, Inc. .................................    50,000     1,765,000
Watts Water Technologies, Inc. .........................    40,000     1,453,600
                                                                     -----------
                                                                      24,948,969
                                                                     -----------

TECHNOLOGY - 5.6%
BEA Systems, Inc. (a) ..................................    40,000       525,200
Computer Sciences Corp. (a) ............................    40,000     2,222,000
Diebold, Inc. ..........................................    25,000     1,027,500
Hewlett-Packard Co. ....................................    62,000     2,039,800
Intel Corp. ............................................    46,000       890,100
Microsoft Corp. ........................................    20,000       544,200
                                                                     -----------
                                                                       7,248,800
                                                                     -----------

UTILITIES - 3.2%
American Electric Power Co., Inc. ......................    41,000     1,394,820
NiSource, Inc. .........................................    70,000     1,415,400
Southwest Gas Corp. ....................................    45,900     1,282,905
                                                                     -----------
                                                                       4,093,125
                                                                     -----------

TOTAL COMMON STOCKS
(COST $90,903,298) .....................................             117,591,763
                                                                     -----------

                  See notes to financial statements, continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2006

INVESTMENT COMPANIES - 9.3%

SECURITY DESCRIPTION                                      SHARES       VALUE ($)
--------------------                                    ----------   -----------
Fifth Third Prime Money Market Fund -
   Institutional Class ..............................   10,997,454    10,997,454
Kayne Anderson MLP Investment Co. ...................       40,000     1,039,200
                                                                     -----------
TOTAL INVESTMENT COMPANIES
(COST $12,005,593) ..................................                 12,036,654
                                                                     -----------

CONVERTIBLE BONDS - 0.8%

                                                        PRINCIPAL
SECURITY DESCRIPTION                                    AMOUNT ($)    VALUE ($)
--------------------                                    ----------   -----------
COMMUNICATIONS - 0.8%
Echostar Communications, 5.75%, 5/15/08 .............    1,000,000       987,500
                                                                     -----------
TOTAL CONVERTIBLE BONDS
(COST $990,454) .....................................                    987,500
                                                                     -----------
TOTAL INVESTMENTS
(COST $103,899,345) - 100.9% ........................                130,615,917
                                                                     ===========

Percentages indicated are based on net $129,507,757.

(a)  Represents non-income producing security.

ADR - American Depositary Receipt.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006

ASSETS:
Investments, at value (cost $103,899,345) ..........                $130,615,917
Interest and dividends receivable ..................                     259,014
Receivable for capital shares issued ...............                      19,786
Prepaid expenses ...................................                      11,314
                                                                    ------------
   TOTAL ASSETS ....................................                 130,906,031

LIABILITIES:
Payable for investments purchased ..................   $1,214,084
Payable for capital shares redeemed ................       22,000
Accrued expenses and other payables:
   Investment advisory .............................       86,190
   Administration ..................................        2,125
   Distribution ....................................       10,390
   Accounting ......................................        2,316
   Chief Compliance Officer ........................          833
   Transfer Agent ..................................        6,761
   Trustee .........................................        5,935
   Other ...........................................       47,640
                                                       ----------
   TOTAL LIABILITIES ...............................                   1,398,274
                                                                    ------------
NET ASSETS .........................................                $129,507,757
                                                                    ============

COMPOSITION OF NET ASSETS:
Capital ............................................                $ 99,369,774
Accumulated net realized gains from
   investment transactions .........................                   3,421,411
Unrealized appreciation from investments ...........                  26,716,572
                                                                    ------------
NET ASSETS .........................................                $129,507,757
                                                                    ============
Shares Outstanding (par value $0.01,
   unlimited number of authorized shares) ..........                   9,159,450
                                                                    ============
Net Asset Value, Offering and Redemption
   Price per share .................................                $      14.14
                                                                    ============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2006

INVESTMENT INCOME:
Interest ...........................................                $     78,202
Dividends ..........................................                   2,656,540
                                                                    ------------
   TOTAL INVESTMENT INCOME: ........................                   2,734,742
EXPENSES:
   Investment advisory .............................   $  897,714
   Administration ..................................      170,706
   Distribution ....................................      324,274
   Accounting ......................................       45,248
   Chief Compliance Officer ........................        8,589
   Custodian .......................................        9,738
   Transfer agent ..................................       43,540
   Trustee .........................................       13,177
   Other ...........................................      106,044
                                                       ----------
      Total expenses before fee reductions .........                   1,619,030
      Fees voluntarily reduced
         Administration ............................                      (2,384)
         Distribution ..............................                    (280,535)
                                                                    ------------
   NET EXPENSES                                                        1,336,111
                                                                    ------------
NET INVESTMENT INCOME                                                  1,398,631
                                                                    ------------
NET REALIZED/UNREALIZED GAINS
   FROM INVESTMENTS:
Realized gains from investment
   transactions ....................................                  10,837,897
Change in unrealized appreciation/
   depreciation                                                        6,726,468
                                                                    ------------
Net realized/unrealized gains from
   investments .....................................                  17,564,365
                                                                    ------------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS ......................................                $ 18,962,996
                                                                    ============

                        See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE          FOR THE
                                                                          YEAR ENDED       YEAR ENDED
                                                                        MARCH 31, 2006   MARCH 31, 2005
                                                                        --------------   --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ............................................    $  1,398,631     $    981,159
   Realized gains from investment transactions .....................       10,837,897        7,405,693
   Change in unrealized appreciation/depreciation from investments ..       6,726,468        6,218,650
                                                                         ------------     ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ......................      18,962,996       14,605,502
                                                                         ------------     ------------
DISTRIBUTIONS:
   From net investment income .......................................      (1,474,960)        (949,083)
   From net realized gains ..........................................     (12,335,101)      (3,349,691)
                                                                         ------------     ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .................     (13,810,061)      (4,298,774)
                                                                         ------------     ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ......................................      22,135,204       21,818,495
   Dividends reinvested .............................................      12,427,538        3,858,611
   Cost of shares redeemed ..........................................     (13,334,545)     (11,891,491)
                                                                         ------------     ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ................      21,228,197       13,785,615
                                                                         ------------     ------------
CHANGE IN NET ASSETS ................................................      26,381,132       24,092,343
NET ASSETS:
   Beginning of year ................................................     103,126,625       79,034,282
                                                                         ------------     ------------
   End of year ......................................................    $129,507,757     $103,126,625
                                                                         ------------     ------------
SHARE TRANSACTIONS:
   Issued ...........................................................       1,605,392        1,716,028
   Reinvested .......................................................         939,715          295,304
   Redeemed .........................................................        (961,653)        (934,231)
                                                                         ------------     ------------
CHANGE IN SHARES ....................................................       1,583,454        1,077,101
                                                                         ============     ============
Accumulated Net Investment Income ...................................    $         --     $     62,073
                                                                         ============     ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        FOR THE YEARS ENDED MARCH 31,
                                                             --------------------------------------------------
                                                               2006       2005       2004      2003       2002
                                                             --------   --------   -------   -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD .....................   $  13.61   $  12.16   $  8.87   $ 11.49    $ 10.87
                                                             --------   --------   -------   -------    -------
INVESTMENT ACTIVITIES:
Net investment income ....................................       0.17       0.14      0.17      0.18       0.17
Net realized and unrealized gains (losses) from
   investments ...........................................       2.10       1.91      3.39     (2.53)      1.07
                                                             --------   --------   -------   -------    -------
Total from investment activities .........................       2.27       2.05      3.56     (2.35)      1.24
                                                             --------   --------   -------   -------    -------
DISTRIBUTIONS:
   Net investment income .................................      (0.18)     (0.13)    (0.16)    (0.18)     (0.17)
   Net realized gains ....................................      (1.56)     (0.47)    (0.11)    (0.09)     (0.45)
                                                             --------   --------   -------   -------    -------
   Total Distributions ...................................      (1.74)     (0.60)    (0.27)    (0.27)     (0.62)
                                                             --------   --------   -------   -------    -------
NET ASSET VALUE, END OF PERIOD ...........................   $  14.14   $  13.61   $ 12.16   $  8.87    $ 11.49
                                                             ========   ========   =======   =======    =======
TOTAL RETURN .............................................      17.72%     17.17%    40.48%   (20.66%)    11.97%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000) .....................   $129,508   $103,127   $79,034   $52,403    $56,981
   Ratio of expenses to average net assets ...............       1.19%      1.19%     1.21%     1.22%      1.20%
   Ratio of net investment income to average net assets ..       1.25%      1.10%     1.49%     1.82%      1.58%
   Ratio of expenses to average net assets (a) ...........       1.45%      1.44%     1.46%     1.47%      1.45%
   Portfolio turnover ....................................         37%        44%       24%       18%        32%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND
KEVIN A. CAREY, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE DIVERSIFIED EQUITY FUND PERFORM FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2006?

A. The Fund gained 7.99%. That compared to a 13.14% return for the Russell 1000(R) Growth Index(1).

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Mid-cap stocks powered the Fund's growth benchmark to healthy gains. The Russell 1000(R) Growth Index returned 13.14% during the period; meanwhile the Russell Top 200 Growth(R) Index(1), which represents the market's 200 largest growth stocks, gained 9.64%. That environment enabled the Fund to post solid absolute performance. Energy, materials and industrials stocks boosted the Fund's absolute returns.

     The superior performance of mid-cap stocks dragged on the Fund's performance relative to its benchmark. This Fund buys shares of high-quality growth firms, and that emphasis typically leads us to focus primarily on large-cap stocks. As a result, we held a smaller stake in mid-cap stocks than the benchmark, so the Fund did not benefit as much from the rally in medium-sized shares.(2)

     We also held underweight positions in shares of commodities and industrial firms, which generally do not exhibit the growth characteristics we seek. Those relatively small stakes weighed on relative returns, although stock selection in the industrials sector did boost performance against the benchmark. (2)

     We identified several strong growth opportunities among energy stocks, and as a result held an overweight position in that sector throughout the period. That allocation lifted relative returns as energy stocks continued a multi-year surge. The Fund's performance against its benchmark also benefited from an underweight stake in consumer cyclicals and an overweight position in consumer non-cyclicals. (2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200(R) Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)  The composition of the Fund's portfolio is subject to change.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

                             DIVERSIFIED EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

        Diversified Equity Fund Russell 1000 Growth Index


             3/96                         10000            10000
                                          10446            10636
                                          10690            11019
            12/96                         11331            11685
                                          11169            11748
                                          12783            13969
                                          14170            15019
            12/97                         14120            15247
                                          15864            17558
                                          16343            18355
                                          13875            16687
            12/98                         16275            21149
                                          16246            22493
                                          17603            23359
                                          16044            22503
            12/99                         18367            28162
                                          19432            30168
                                          18539            29354
                                          18831            27775
            12/00                         16995            21847
                                          14330            17281
                                          14516            18736
                                          12411            15099
            12/06                         13696            17385
                                          13436            16935
                                          11889            13773
                                           9951            11700
            12/06                         10529            12537
                                          10156            12404
                                          11256            14178
                                          11666            14733
            12/06                         12505            16267
                                          12710            16395
                                          13026            16713
                                          12710            15839
            12/06                         13730            17292
                                          13319            16585
                                          13394            16994
                                          13972            17676
            12/06                         14103            18202
             3/06                         14384            18765


PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS (UNAUDITED)

                                   (BAR CHART)

Basic Materials           1.6%
Communications            9.8%
Consumer Cyclicals        9.9%
Consumer Non-Cyclicals    8.3%
Energy                    9.7%
Financial                10.4%
Health Care              16.0%
Industrials              12.2%
Technology               16.0%
Investment Companies      6.1%

AVERAGE ANNUAL TOTAL RETURN

As of 3/31/06                  1 Year   5 Year   10 Year
-------------                  ------   ------   -------
Diversified Equity Fund         7.99%    0.07%    3 70%
Russell 1000(R) Growth Index   13.14%    1.66%    6.50%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Diversified Equity Fund from 3/96 to 3/06, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                                           MARCH 31, 2006

SECURITY DESCRIPTION                                        SHARES     VALUE ($)
--------------------                                      ---------   ----------
COMMON STOCKS - 93.9%
BASIC MATERIALS - 1.6%
Praxair, Inc. .........................................      16,700      921,005
                                                                      ----------
COMMUNICATIONS - 9.8%
Cisco Systems, Inc. (a) ...............................      48,300    1,046,661
Corning, Inc. (a) .....................................      20,000      538,200
eBay, Inc. (a) ........................................      26,000    1,015,560
McGraw-Hill Cos., Inc. ................................      19,750    1,137,995
Motorola, Inc. ........................................      39,000      893,490
QUALCOMM, Inc. ........................................      17,500      885,675
                                                                      ----------
                                                                       5,517,581
                                                                      ----------
CONSUMER CYCLICAL - 9.9%
Brunswick Corp. .......................................      13,500      524,610
Harley-Davidson, Inc. .................................      16,150      837,862
Home Depot, Inc. ......................................      20,050      848,115
Kohl's Corp. (a) ......................................       3,000      159,030
McDonald's Corp. ......................................      10,000      343,600
P.F.Chang's China Bistro, Inc. (a) ....................      16,700      823,143
PETsMART, Inc. ........................................      14,000      393,960
Starbucks Corp. (a) ...................................      23,000      865,720
Walgreen Co. ..........................................      17,600      759,088
                                                                      ----------
                                                                       5,555,128
                                                                      ----------
CONSUMER NON-CYCLICAL - 8.3%
Fortune Brands, Inc. ..................................      14,175    1,142,930
Nestle SA ADR .........................................      12,500      905,000
Pepsico, Inc. .........................................      18,750    1,083,563
Procter & Gamble Co. ..................................      26,500    1,526,930
                                                                      ----------
                                                                       4,658,423
                                                                      ----------
ENERGY - 9.7%
Apache Corp. ..........................................      13,000      851,630
BP Amoco PLC ADR ......................................      13,000      896,220
Burlington Resources, Inc. ............................       6,400      588,224
Exxon Mobil Corp. .....................................      16,000      973,760
Schlumberger Ltd. .....................................       7,000      885,990
Valero Energy Corp. ...................................      21,000    1,255,380
                                                                      ----------
                                                                       5,451,204
                                                                      ----------
FINANCIAL - 10.4%
American Express Co. ..................................      15,600      819,780
Ameriprise Financial, Inc. ............................      18,500      833,610
Bank of America Corp. .................................      16,600      755,964
Citigroup, Inc. .......................................      10,100      477,124
Hartford Financial Services Group .....................      13,300    1,071,315
J.P. Morgan Chase & Co. ...............................      13,100      545,484
MetLife, Inc. .........................................      17,000      822,290
Wells Fargo & Co. .....................................       8,300      530,121
                                                                      ----------
                                                                       5,855,688
                                                                      ----------
HEALTH CARE - 16.0%
Amgen, Inc. (a) .......................................       9,000      654,750
Biogen Idec, Inc. (a) .................................       8,000      376,800
Boston Scientific Corp. (a) ...........................      30,600      705,330
Dentsply International ................................      12,500      726,875
Eli Lilly & Co. .......................................      12,250      677,425
Genentech, Inc. (a) ...................................       5,500      464,805
Johnson & Johnson .....................................      28,900    1,711,458
Laboratory Corp. of America Holdings (a) ..............       5,100      298,248
Medtronic, Inc. .......................................      18,000      913,500
St Jude Medical, Inc. (a) .............................      13,400      549,400
Stryker Corp. .........................................      17,500      775,950
Zimmer Holdings, Inc. (a) .............................      17,300    1,169,480
                                                                      ----------
                                                                       9,024,021
                                                                      ----------
INDUSTRIALS - 12.2%
American Power Conversion Corp. .......................      29,000      670,190
Emerson Electric Co. ..................................      10,000      836,300
FedEx Corp. ...........................................       8,400      948,696
General Electric Co. ..................................      58,750    2,043,325
Illinois Tool Works, Inc. .............................       4,500      433,395
United Technologies Corp. .............................      15,000      869,550
Zebra Technologies Corp., Class A (a) .................      24,000    1,073,280
                                                                      ----------
                                                                       6,874,736
                                                                      ----------
TECHNOLOGY - 16.0%
Dell Computer Corp. (a) ...............................      38,200    1,136,832
EMC Corp. (a) .........................................      62,000      845,060
Hewlett-Packard Co. ...................................      38,000    1,250,200
Intel Corp. ...........................................      24,500      474,075
Maxim Integrated Products, Inc. .......................      25,000      928,750
Microsoft Corp. .......................................      81,000    2,204,010
Oracle Corp. (a) ......................................      88,750    1,214,988
Texas Instruments, Inc. ...............................      29,000      941,630
                                                                      ----------
                                                                       8,995,545
                                                                      ----------
TOTAL COMMON STOCKS
(COST $46,998,178) ....................................               52,853,331
                                                                      ----------
INVESTMENT COMPANIES - 6.1%
Fifth Third Prime Money Market
   Fund - Institutional Class .........................   3,448,555    3,448,555
                                                                      ----------
TOTAL INVESTMENT COMPANIES
   (COST $3,448,555) ..................................                3,448,555
                                                                      ----------
TOTAL INVESTMENTS
   (COST $50,446,733) - 100.0% ........................               56,301,886
                                                                      ==========

Percentages indicated are based on net assets of $56,294,042.

(a)  Represents non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006

ASSETS:
Investments, at value (cost $50,446,733) ..............              $56,301,886
Interest and dividends receivable .....................                  102,332
Receivable for capital shares issued ..................                   20,000
Receivable for investments sold .......................                  470,962
Prepaid expenses ......................................                      814
                                                                     -----------
   TOTAL ASSETS .......................................               56,895,994

LIABILITIES:
Payable for investments purchased .....................   $513,252
Payable for capital shares redeemed ...................      2,559
Accrued expenses and other payables:
   Investment advisory ................................     47,815
   Administration .....................................        929
   Distribution .......................................      5,063
   Accounting .........................................      2,352
   Chief Compliance Officer ...........................        407
   Transfer Agent .....................................      3,867
   Trustee ............................................      3,057
   Other ..............................................     22,651
                                                          --------
   TOTAL LIABILITIES ..................................                  601,952
                                                                     -----------
NET ASSETS ............................................              $56,294,042
                                                                     ===========
COMPOSITION OF NET ASSETS:
Capital ...............................................              $57,259,740
Accumulated net investment income .....................                    3,230
Accumulated net realized losses from
   investment transactions ............................               (6,824,081)
Unrealized appreciation from investments ..............                5,855,153
                                                                     -----------
NET ASSETS ............................................              $56,294,042
                                                                     ===========
Shares Outstanding (par value $0.01,
   unlimited number of authorized shares) .............                7,298,545
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price per share ....................................              $      7.71
                                                                     ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2006

INVESTMENT INCOME:
Dividends .............................................              $   770,108
                                                                     -----------
   TOTAL INVESTMENT INCOME: ...........................                  770,108

EXPENSES:
   Investment advisory ................................   $546,151
   Administration .....................................     83,958
   Distribution .......................................    159,463
   Accounting .........................................     27,607
   Chief Compliance Officer ...........................      4,297
   Custodian ..........................................      6,201
   Transfer agent .....................................     24,089
   Trustee ............................................      6,747
   Other ..............................................     42,836
                                                          --------
      Total expenses before fee reductions ............                  901,349
      Fees voluntarily reduced
         Administration ...............................                   (1,208)
         Distribution .................................                 (137,917)
                                                                     -----------
      NET EXPENSES ....................................                  762,224
                                                                     -----------
NET INVESTMENT INCOME .................................                    7,884
                                                                     -----------
NET REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Realized gains from investment transactions ...........                3,276,106
Change in unrealized appreciation/
   depreciation from investments ......................                  942,415
                                                                     -----------
Net realized/unrealized gains from investments ........                4,218,521
                                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ........              $ 4,226,405
                                                                     ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR     FOR THE YEAR
                                                               ENDED            ENDED
                                                          MARCH 31, 2006   MARCH 31, 2005
                                                          --------------   --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss) .......................     $     7,884     $    (4,457)
   Realized gains from investment transactions ........       3,276,106       1,973,424
   Change in unrealized appreciation/depreciation
      from investments ................................         942,415         147,934
                                                            -----------     -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ........       4,226,405       2,116,901
                                                            -----------     -----------
DISTRIBUTIONS:
   From net investment income .........................          (4,654)        (48,439)
                                                            -----------     -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ...          (4,654)        (48,439)
                                                            -----------     -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ........................       9,717,571      14,607,557
   Dividends reinvested ...............................           4,190          43,813
   Cost of shares redeemed ............................      (9,818,492)     (6,578,559)
                                                            -----------     -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..         (96,731)      8,072,811
                                                            -----------     -----------
CHANGE IN NET ASSETS ..................................       4,125,020      10,141,273
NET ASSETS:
   Beginning of year ..................................      52,169,022      42,027,749
                                                            -----------     -----------
   End of year ........................................     $56,294,042     $52,169,022
                                                            -----------     -----------
SHARE TRANSACTIONS:
   Issued .............................................       1,298,669       2,084,797
   Reinvested .........................................             543           6,128
   Redeemed ...........................................      (1,309,432)       (943,733)
                                                            -----------     -----------
CHANGE IN SHARES ......................................         (10,220)      1,147,192
                                                            ===========     ===========
Accumulated net investment income .....................     $     3,230     $        --
                                                            ===========     ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                  FOR THE YEARS ENDED MARCH 31,
                                                    ---------------------------------------------------------
                                                      2006         2005         2004         2003       2002
                                                    -------      -------      -------      -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $  7.14      $  6.82      $  5.45      $  7.21    $  7.69
                                                    -------      -------      -------      -------    -------
INVESTMENT ACTIVITIES:
   Net investment income (loss) .................      0.00(a)     (0.00)(a)    (0.01)       (0.01)     (0.01)
   Net realized and unrealized gains (losses)
      from investments ..........................      0.57         0.33         1.38        (1.75)     (0.47)
                                                    -------      -------      -------      -------    -------
      Total from investment activities ..........      0.57         0.33         1.37        (1.76)     (0.48)
                                                    -------      -------      -------      -------    -------
DISTRIBUTIONS:
   Net investment income ........................     (0.00)(a)    (0.01)       (0.00)(a)       --         --
                                                    -------      -------      -------      -------    -------
      Total Distributions .......................        --        (0.01)          --           --         --
                                                    -------      -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD ..................   $  7.71      $  7.14      $  6.82      $  5.45    $  7.21
                                                    =======      =======      =======      =======    =======
TOTAL RETURN ....................................      7.99%        4.80%       25.15%      (24.41%)    (6.24%)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000) ............   $56,294      $52,169      $42,028      $30,056    $40,766
   Ratio of expenses to average net assets ......      1.38%        1.37%        1.38%        1.37%      1.32%
   Ratio of net investment income (loss) to
      average net assets ........................      0.01%       (0.01%)      (0.17%)      (0.19%)    (0.17%)
   Ratio of expenses to average net assets (b) ..      1.64%        1.63%        1.63%        1.62%      1.57%
   Portfolio turnover ...........................        57%          43%          45%          80%        68%

(a)  Amount is less than $0 005 per share.

(b) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

SPECIAL EQUITY FUND
MANAGEMENT TEAM

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE SPECIAL EQUITY FUND PERFORM FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2006?

A. The Fund returned 17.91%. That compared to a 25.85% return for the Fund's benchmark, the Russell 2000(R) Index(1) of small-company stocks.

Q.   WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND?

A. Small-cap stocks surged during the period, helping the Fund generate strong gains. Energy, materials and industrials stocks provided the greatest lift to the Fund's absolute returns, while consumer-cyclical stocks contributed relatively little.(2)

     The Fund trailed its benchmark significantly during the first quarter of the 12-month period, largely due to its heavily underweight position in shares of real estate investment trusts (REITs). We believed those shares had become overvalued following a long rally, but they continued to generate strong performance early in the period. The Fund's performance between July 1 and March 31 was roughly in line with that of its benchmark.(2)

     We held an overweight allocation to energy stocks throughout the 12-month period, and that position boosted relative performance. Furthermore, stock selection helped the Fund's energy stake outperform the energy stocks represented in the benchmark. Relative gains also benefited from an overweight position in basic materials, although stock selection in that sector reduced returns against the benchmark. An overweight stake in industrials stocks helped relative performance as well.(2)

     We under-weighted consumer-cyclical stocks, due to concerns about declining consumer spending power. That position boosted relative returns, as did selection within the consumer-cyclical sector. Stock selection in consumer durables hurt performance against the index, however. Likewise, we held a cash stake of between 5% and 10% of the Fund's assets throughout the period, and that cash weighed on relative returns as the market rallied.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Russell 2000(R) Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)  The composition of the Fund's portfolio is subject to change.

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                               SPECIAL EQUITY FUND

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

                     Special Equity Fund Russell 2000 Index

             3/96                    10000                     10000
                                     11430                     10500
                                     11531                     10536
            12/96                    11171                     11084
                                      9787                     10511
                                     11059                     12215
                                     13043                     14032
            12/97                    11484                     13563
                                     12022                     14927
                                     11265                     14231
                                      9299                     11364
            12/98                    11550                     13217
                                     10753                     12500
                                     11374                     14444
                                     10718                     13531
            12/99                    13740                     16027
                                     16142                     17162
                                     15333                     16513
                                     15942                     16696
            12/00                    15157                     15543
                                     14148                     14532
                                     16932                     16608
                                     14622                     13155
            12/06                    17613                     15929
                                     18162                     16564
                                     17435                     15180
                                     13771                     11932
            12/06                    14224                     12666
                                     13355                     12097
                                     16728                     14931
                                     18137                     16286
            12/06                    20067                     18651
                                     20067                     19819
                                     19289                     19913
                                     17774                     19344
            12/06                    19885                     22070
                                     18692                     20892
                                     18371                     21794
                                     19243                     22816
            12/06                    19449                     23075
             3/06                    22041                     26292


PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS (UNAUDITED)

                                   (BAR CHART)

Basic Materials           4.5%
Communications            8.3%
Consumer Cyclicals       12.7%
Consumer Non-Cyclicals    7.5%
Energy                   11.0%
Financial                16.2%
Health Care               9.9%
Industrials              15.8%
Technology                8.9%
Utilities                 2.3%
Investment Companies      2.9%

AVERAGE ANNUAL TOTAL RETURN

As of 3/31/06           1 Year   5 Year   10 Year
-------------           ------   ------   -------
Special Equity Fund     17.91%    9.27%     8.22%
Russell 2000(R) Index   25.85%   12.59%    10.15%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Special Equity Fund from 3/96 to 3/06, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 2000(R) Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2006

SECURITY DESCRIPTION                                         SHARES    VALUE ($)
--------------------                                        -------   ----------
COMMON STOCKS - 96.1%
BASIC MATERIALS - 4.4%
Century Aluminum Co. (a) ................................     6,000      254,700
Landec Corp. (a) ........................................    13,200      105,336
Plum Creek Timber Co., Inc. .............................     3,800      140,334
Sigma-Aldrich Corp. .....................................     3,600      236,844
Steel Dynamics, Inc. ....................................     7,500      425,475
The Lubrizol Corp. ......................................     3,700      158,545
                                                                      ----------
                                                                       1,321,234
                                                                      ----------
COMMUNICATIONS - 8.2%
Aeroflex, Inc. (a) ......................................    31,000      425,630
Boston Communications Group, Inc. (a) ...................    32,800       86,920
Comtech Telecommunications (a) ..........................     8,500      247,945
Cryptologic, Inc. .......................................    14,900      384,271
Polycom, Inc. (a) .......................................    23,600      511,648
Spectralink Corp. .......................................    26,500      332,575
Telecommunication Systems, Inc. (a) .....................   182,100      466,176
                                                                      ----------
                                                                       2,455,165
                                                                      ----------
CONSUMER CYCLICAL - 12.6%
Brown Shoe Company, Inc. ................................     6,800      356,864
Buffalo Wild Wings, Inc. (a) ............................     6,500      270,270
Build-A-Bear-Workshop, Inc. (a) .........................     5,300      162,445
CBRL Group, Inc. ........................................     4,700      206,377
Century Casinos, Inc. (a) ...............................    26,100      277,704
First Cash Financial Services, Inc. (a) .................    19,800      395,802
LIFE TIME FITNESS, Inc. (a) .............................     6,600      309,210
MSC Industrial Direct Co , Inc. .........................     6,900      372,738
Oshkosh Truck Corp. .....................................     9,700      603,728
RC2 Corp. (a) ...........................................    11,100      441,891
Scan Source, Inc. (a) ...................................     3,900      235,599
Technical Olympic USA, Inc. .............................     5,900      120,065
                                                                      ----------
                                                                       3,752,693
                                                                      ----------
CONSUMER NON-CYCLICAL - 7.4%
Career Education Corp. (a) ..............................     8,000      301,840
Corn Products International, Inc. .......................     7,900      233,603
CRA International, Inc. (a) .............................     4,600      226,596
Healthcare Services Group ...............................     9,500      202,920
Nash Finch Co. ..........................................     9,700      290,030
Navigant Consulting, Inc. (a) ...........................    12,700      271,145
Smithfield Foods, Inc. (a) ..............................     4,200      123,228
Source Interlink Co., Inc. (a) ..........................    30,000      342,000
Spectrum Brands, Inc. (a) ...............................    11,000      238,920
                                                                      ----------
                                                                       2,230,282
                                                                      ----------
ENERGY - 10.9%
Carrizo Oil & Gas, Inc. (a) .............................    15,500      402,845
Edge Petroleum Corp. (a) ................................    14,400      359,712
FMC Technologies, Inc. (a) ..............................     5,500      281,710
Global Industries, Ltd. (a) .............................    23,300      337,617
Headwaters, Inc. (a) ....................................     9,200      366,068
Helix Energy Solutions Group, Inc. (a) ..................     7,600      288,040
International Coal Group, Inc. (a) ......................     9,400       91,556
Massey Energy Co. .......................................     2,200       79,354
McMoRan Exploration Co. (a) .............................     4,900       87,416
Petrohawk Energy Corp. (a) ..............................    29,900      409,630
Petroleum Development Corp. (a) .........................     6,500      294,840
Rowan Co., Inc. .........................................     6,000      263,760
                                                                      ----------
                                                                       3,262,548
                                                                      ----------
FINANCIAL - 16.1%
American Campus Communities, Inc. .......................    11,800      305,738
American Physicians Capital, Inc. (a) ...................     2,200      105,600
Biomed Realty Trust, Inc. ...............................     8,100      240,084
Boston Private Financial Holdings, Inc. .................     7,500      253,425
Education Realty Trust, Inc. ............................    17,300      264,690
Encore Capital Group, Inc. (a) ..........................    10,500      154,875
Fidelity Bankshares, Inc. ...............................     7,900      265,677
Franklin Bank Corp. (a) .................................    15,100      290,373
Glacier Bancorp, Inc. ...................................     4,700      145,935
HCC Insurance Holdings, Inc. ............................    10,300      358,440
Health Care Property Investors, Inc. ....................     5,900      167,560
LTC Properties, Inc. ....................................     9,800      227,948
Max Re Capital Ltd. .....................................    16,700      397,460
Portfolio Recovery Associates, Inc. (a) .................     6,100      285,663
PrivateBancorp, Inc. ....................................     6,700      277,983
Sterling Bancorp ........................................    15,300      315,180
W. R. Berkley Corp. .....................................     8,200      476,091
Webster Financial Corp. .................................     5,300      256,838
                                                                      ----------
                                                                       4,789,560
                                                                      ----------
HEALTH CARE - 9.8%
Adeza Biomedical Corp. (a) ..............................    15,900      335,967
America Service Group, Inc. (a) .........................    11,200      145,936
AmSurg Corp. (a) ........................................    13,000      294,970
First Horizon Pharmaceutical Corp. (a) ..................     9,200      231,932
Kindred Healthcare, Inc. (a) ............................     6,200      155,930
LifePoint Hospitals, Inc. (a) ...........................     4,700      146,170
Odyssey Healthcare, Inc. (a) ............................    15,800      271,918
Par Pharmaceutical Co., Inc. (a) ........................     8,300      233,894
Pediatrix Medical Group, Inc. (a) .......................     6,200      636,368
Pro-Dex, Inc. (a) .......................................    26,100       64,206
Symmetry Medical, Inc. (a) ..............................    13,800      292,698
The Medicines Co. (a) ...................................     6,000      123,420
                                                                      ----------
                                                                       2,933,409
                                                                      ----------
INDUSTRIALS - 15.6%
Armor Holdings, Inc. (a) ................................     6,500      378,885
Astec Industries, Inc. (a) ..............................     5,100      183,090
Celadon Group (a) .......................................    17,700      387,453
DRS Technologies, Inc. ..................................     4,500      246,915
IDEX Corp. ..............................................     7,800      406,926
Kaydon Corp. ............................................    15,100      609,436
Mettler-Toledo International, Inc. (a) ..................     1,800      108,612
Pentair, Inc. ...........................................     2,400       97,800
Photon Dynamics, Inc. (a) ...............................     4,500       84,375
Roper Industries, Inc. ..................................    11,800      573,834
Stericycle, Inc. (a) ....................................     7,500      507,150
The Middleby Corp. (a) ..................................       700       58,604
Waste Connections, Inc. (a) .............................    12,150      483,692
Watts Water Technologies, Inc. ..........................     3,700      134,458
Zebra Technologies Corp , Class A (a) ...................     9,000      402,480
                                                                      ----------
                                                                       4,663,710
                                                                      ----------
TECHNOLOGY - 8.8%
Applix, Inc. (a) ........................................    26,200      199,906
ChipMOS Technologies Ltd. (a) ...........................    51,100      365,365
Dendrite International, Inc. (a) ........................    17,100      233,415
infoUSA, Inc. ...........................................    13,900      180,422
Mad Catz Interactive, Inc. (a) ..........................   446,700      250,152
Magma Design Automation, Inc. (a) .......................    31,000      268,150
Omnivision Technologies (a) .............................    15,500      468,100
Open Text Corp. (a) .....................................     8,600      141,298
Radica Games, Ltd. ......................................    20,200      193,920
Skyworks Solutions, Inc. (a) ............................    19,700      133,763
Stratasys, Inc. (a) .....................................     6,700      197,516
                                                                      ----------
                                                                       2,632,007
                                                                      ----------
UTILITIES - 2.3%
PNM Resources, Inc. .....................................    15,800      385,520
Southwest Water Co. .....................................    19,000      302,860
                                                                      ----------
TOTAL COMMON STOCKS                                                      688,380
                                                                      ----------
   (COST $23,090,159) ...................................             28,728,988
                                                                      ----------
INVESTMENT COMPANIES - 2.9%
Fifth Third Prime Money Market
Fund -Institutional Class ...............................   862,757      862,757
                                                                      ----------
TOTAL INVESTMENT COMPANIES
   (COST $862,757) ......................................                862,757
                                                                      ----------
TOTAL INVESTMENTS
   (COST $23,952,916) - 99.0% ...........................             29,591,745
                                                                      ==========

Percentages indicated are based on net assets of $29,900,818.

(a)  Represents non-income producing security.

                        See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006

ASSETS:
Investments, at value (cost $23,952,916) .............              $29,591,745
Interest and dividends receivable ....................                   15,553
Receivable for capital shares issued .................                   16,000
Receivable for investments sold ......................                  544,396
Prepaid expenses .....................................                   11,380
                                                                    -----------
   TOTAL ASSETS ......................................               30,179,074

LIABILITIES:
Payable for investments purchased ....................   $148,185
Payable for capital shares redeemed ..................     73,354
Accrued expenses and other payables:
   Investment advisory ...............................     20,206
   Administration ....................................        491
   Distribution ......................................      7,041
   Accounting ........................................      1,794
   Chief Compliance Officer ..........................        238
   Transfer Agent ....................................      5,552
   Trustee ...........................................      2,580
   Other .............................................     18,815
                                                         --------
   TOTAL LIABILITIES .................................                  278,256
                                                                    -----------
NET ASSETS ...........................................              $29,900,818
                                                                    ===========
COMPOSITION OF NET ASSETS:
Capital ..............................................              $27,455,455
Accumulated net realized losses from investment
   transactions .....................................                (3,193,466)
Unrealized appreciation from investments .............                5,638,829
                                                                    -----------
NET ASSETS ...........................................              $29,900,818
                                                                    ===========
Shares Outstanding (par value $0.01, unlimited number
   of authorized shares) .............................                3,111,243
                                                                    ===========
Net Asset Value, Offering and Redemption
   Price per share ...................................                    $9.61
                                                                    ===========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2006

INVESTMENT INCOME:
Dividends ............................................               $  268,810
                                                                     ----------
TOTAL INVESTMENT INCOME: .............................                  268,810
EXPENSES:
   Investment advisory ...............................    $264,505
   Administration ....................................      50,454
   Distribution ......................................     103,248
   Accounting ........................................      21,611
   Chief Compliance Officer ..........................       2,719
   Custodian .........................................       2,909
   Transfer agent ....................................      30,513
   Trustee ...........................................       5,094
   Other .............................................      45,084
                                                          --------
   Total expenses before fee reductions ..............                  526,137
   Fees voluntarily reduced
      Administration .................................                     (858)
      Distribution ...................................                  (82,658)
                                                                     ----------
   NET EXPENSES ......................................                  442,621
                                                                     ----------
NET INVESTMENT LOSS ..................................                 (173,811)
                                                                     ----------
NET REALIZED/UNREALIZED GAINS
   FROM INVESTMENTS:
Realized gains from investment transactions ..........                2,666,135
Change in unrealized appreciation/depreciation from
   investments .......................................                2,632,336
                                                                     ----------
Net realized/unrealized gains from investments .......                5,298,471
                                                                     ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .......               $5,124,660
                                                                     ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR     FOR THE YEAR
                                                               ENDED           ENDED
                                                          MARCH 31, 2006   MARCH 31, 2005
                                                          --------------   -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment loss ................................    $   (173,811)   $   (415,292)
   Realized gains (losses) from investment
      transactions ....................................       2,666,135      (5,554,765)
   Change in unrealized appreciation/depreciation
      from investments ................................       2,632,336       1,244,220
                                                           ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ........       5,124,660      (4,725,837)
                                                           ------------    ------------
DISTRIBUTIONS:
   From return of capital .............................              --         (62,828)
   From net realized gains ............................              --     (10,284,684)
                                                           ------------    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ...              --     (10,347,512)
                                                           ------------    ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ........................       3,347,977      23,570,181
   Dividends reinvested ...............................              --       9,651,597
   Cost of shares redeemed ............................     (16,522,916)    (47,268,494)
                                                           ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..     (13,174,939)    (14,046,716)
                                                           ------------    ------------
CHANGE IN NET ASSETS ..................................      (8,050,279)    (29,120,065)
NET ASSETS:
   Beginning of year ..................................      37,951,097      67,071,162
                                                           ------------    ------------
   End of year ........................................    $ 29,900,818    $ 37,951,097
                                                           ------------    ------------
SHARE TRANSACTIONS:
   Issued .............................................         402,915       2,331,421
   Reinvested .........................................              --       1,147,316
   Redeemed ...........................................      (1,950,773)     (4,632,471)
                                                           ------------    ------------
CHANGE IN SHARES ......................................      (1,547,858)     (1,153,734)
                                                           ============    ============
Accumulated net investment loss .......................    $         --    $         --
                                                           ============    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      FOR THE YEARS ENDED MARCH 31,
                                                           ---------------------------------------------------
                                                             2006       2005       2004       2003       2002
                                                           -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ...................   $  8.15    $ 11.54    $  7.68    $ 11.25    $  9.25
                                                           -------    -------    -------    -------    -------
INVESTMENT ACTIVITIES:
   Net investment loss .................................     (0.06)     (0.11)     (0.07)     (0.05)     (0.05)
   Net realized and unrealized gains (losses)
      from investments and options .....................      1.52      (0.60)      3.93      (2.87)      2.63
                                                           -------    -------    -------    -------    -------
      Total from investment activities .................      1.46      (0.71)      3.86      (2.92)      2.58
                                                           -------    -------    -------    -------    -------
DISTRIBUTIONS:
   Return of Capital ...................................        --      (0.01)        --         --         --
   Net realized gains ..................................        --      (2.67)        --      (0.65)     (0.58)
                                                           -------    -------    -------    -------    -------
   Total Distributions .................................        --      (2.68)        --      (0.65)     (0.58)
                                                           -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD .........................   $  9.61    $  8.15    $ 11.54    $  7.68    $ 11.25
TOTAL RETURN ...........................................     17.91%     (6.85%)    50.26%    (26.47%)    28.37%
                                                           =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000) ...................   $29,901    $37,951    $67,071    $38,641    $44,888
                                                           -------    -------    -------    -------    -------
   Ratio of expenses to average net assets .............      1.34%      1.28%      1.23%      1.26%      1.24%
   Ratio of net investment loss to average net assets ..     (0.53%)    (0.85%)    (0.79%)    (0.67%)    (0.57%)
   Ratio of expenses to average net assets (a) .........      1.60%      1.53%      1.48%      1.51%      1.49%
   Portfolio turnover ..................................        54%       215%       190%       140%       130%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

INCOME FUND
PAUL GIFFORD, CFA

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Q. HOW DID THE INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2006?

A. The Fund returned 1.52%. That compared to a 2.08% return for the Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index1.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The Federal Reserve increased its target short-term interest rate eight times during the period, for a total increase of two percentage points. Those higher rates led to higher yields on short- and intermediate-term bonds. Yields on bonds with the shortest terms increased the most. The yield on the three-month Treasury bill rose 1.8 percentage points, while the yield on the five-year Treasury note increased 0.64 percentage points. That environment pushed down bond prices, particularly on the short end of the yield curve, causing the Fund to generate a total return that was lower than its yield.

     We held the Fund's average duration slightly shorter than that of its benchmark throughout the period. The Fund's duration was 90% of the benchmark duration as of April 1, 2005, and 95% of the benchmark as of March 31, 2006. That duration strategy was designed to protect shareholders' capital during a rising-rate environment, by allowing us to reinvest principal at higher rates more quickly. Nevertheless, the Fund's duration structure weighed on relative returns, as shorter-term bonds lagged longer-term bonds.(2)

     The Fund invested 27% of its assets in mortgage pass-through securities during the period. That overweight stake in mortgage-backed bonds boosted relative performance, in part because mortgage-backed securities in general outperformed government and corporate debt. Moreover, pass-through securities make yield payments monthly, whereas most other types of bonds pay quarterly or semi-annually. The frequency of those payments allowed us to capture higher yields as interest rates rose. The Fund's relative performance also benefited from overweight positions in asset-backed securities and preferred stock.(2)

     We held roughly 30% of the Fund's assets in corporate bonds during the period. The corporate bond market was hurt by repeated downgrades of debts issued by Ford and GM, two of the bond market's largest issuers. We eliminated the Fund's positions in Ford and GM bonds before they fell below investment grade.(2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

(1) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)  The composition of the Fund's portfolio is subject to change.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

                                   INCOME FUND

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

   Lehman Brothers Intermediate Government/Credit Bond Income Fund Index

             3/96             10000                                 10000
                               9980                                 10063
                              10161                                 10241
            12/96             10421                                 10492
                              10373                                 10480
                              10667                                 10789
                              10946                                 11081
            12/97             11236                                 11318
                              11332                                 11494
                              11546                                 11711
                              12073                                 12237
            12/98             12002                                 12273
                              11892                                 12250
                              11781                                 12201
                              11884                                 12313
            12/99             11857                                 12320
                              12007                                 12505
                              12183                                 12717
                              12510                                 13083
            12/00             12949                                 13567
                              13315                                 14026
                              13395                                 14121
                              13997                                 14770
            12/06             13984                                 14782
                              13887                                 14750
                              14415                                 15274
                              15026                                 15966
            12/06             15196                                 16236
                              15348                                 16481
                              15611                                 16930
                              15602                                 16926
            12/06             15565                                 16936
                              15849                                 17355
                              15500                                 16917
                              15816                                 17375
            12/06             15847                                 17451
                              15729                                 17299
                              16043                                 17729
                              15988                                 17636
            12/06             16007                                 17727
             3/06             15967                                 17659

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS (UNAUDITED)

                                   (BAR CHART)

Asset Backed Securities   15.4%
Corporate Bonds           27.6%
U.S. Government Agency    48.2%
U.S. Treasury Notes        4.2%
Municipal Bonds            0.7%
Preferred Stocks           3.0%
Investment Companies       0.9%

AVERAGE ANNUAL TOTAL RETURN

As of 3/31/06                  1 Year   5 Year   10 Year
-------------                  ------   ------   -------
Income Fund                     1.52%    3.70%    4.79%
Lehman Brothers Intermediate
Government/Credit Bond Index    2.08%    4.71%    5.85%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Fund from 3/96 to 3/06, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                       MARCH 31, 2006

                                                          PRINCIPAL
SECURITY DESCRIPTION                                     AMOUNT ($)    VALUE ($)
--------------------                                     ----------   ----------
ASSET BACKED SECURITIES - 15.3%
ABN Amro Mortgage Corp., 5.50%,
   2/25/18, Series 2003-13, Class A2 .................      532,613      519,500
Banc of America Mortgage Securities,
   4.48%, 2/25/33, Series 2003-A,
   Class 3A1 .........................................      413,220      412,457
Capital One Multi-Asset Execution
   Trust, 2.95%, 8/17/09,
   Series 2003-A6, Class A6 ..........................      600,000      593,295
Chase Commercial Mortgage
   Securities Corp., 7.09%, 10/15/32,
   Series 2000-3, Class A1 ...........................      805,166      820,337
Chase Issuance Trust,
   4.23%, 1/15/13, Series 2005-A4,
   Class A4 ..........................................      700,000      675,273
Citibank Credit Card Issuance Trust,
   4.95%, 2/9/09, Series 2002-A1,
   Class A ...........................................      400,000      398,808
Citibank Credit Card Issuance Trust,
   3.50%, 8/16/10, Series 2003-A8,
   Class A8 ..........................................    1,500,000    1,443,408
Citicorp Mortgage Securities, Inc.,
   5.50%, 2/25/26, Series 2006-1,
   Class 5A1* ........................................      897,853      879,896
Countrywide Home Loans,
   4.50%, 8/25/19 ....................................    1,029,988      997,892
Equity One ABS, Inc., 4.205%,
   4/25/34, Series 2004-1, Class AF6 .................      700,000      660,023
Impac CMB Trust, 5.25%, 5/25/35,
   Series 2005-4, Class 1M1 (b) ......................      359,291      360,061
Indymac Index Mortgage Loan Trust,
   5.37%, 3/25/35, Series 2005-AR1,
   Class 3A1 .........................................      430,883      427,171
MBNA Credit Card Master Note Trust,
   4.10%, 10/15/12 ...................................    1,300,000    1,246,780
MBNA Master Credit Card Trust 99 B
   A, 5.90%, 8/15/11 .................................      790,000      806,270
New Century Home Equity Loan Trust,
   7.39%, 5/25/29 ....................................      382,173      380,790
Structured Asset Securities Corp.,
   5.00%, 2/25/34, Series 2004-4XS,
   Class A3A .........................................      525,108      507,474
                                                                      ----------
TOTAL ASSET BACKED SECURITIES
   (COST $11,485,513) ................................                11,129,435
                                                                      ----------
CORPORATE BONDS - 27.3%
BANK HOLDING COMPANIES - 2.5%
HSBC Capital Funding LLC,
   4.61%, 6/27/13 (a) (b) ............................      500,000      459,129
Marshall & Ilsley Corp.,
   4.375%, 8/1/09 ....................................      700,000      679,989
South Trust Corp., 5.80%, 6/15/14 ....................      700,000      701,269
                                                                      ----------
                                                                       1,840,387
                                                                      ----------
BASIC MATERIALS - 0.6%
Alcan, Inc., 4.50%, 5/15/13 ..........................      450,000      418,047
                                                                      ----------
COMMUNICATIONS - 2.2%
Bell Atlantic Virginia,
   7.625%, 12/1/12 ...................................      540,000      579,798
Bell Telephone Co. Pennsylvania,
   7.375%, 7/15/07 ...................................      500,000      510,143
Comcast Cable Communications,
   6.875%, 6/15/09 ...................................      500,000      517,088
                                                                      ----------
                                                                       1,607,029
                                                                      ----------
COMPUTER AND DATA PROCESSING SERVICES - 2.0%
Dell Computer Corp.,
   6.55%, 4/15/08 ....................................      750,000      766,018
Hewlett-Packard Co., 6.50%, 7/1/12 ...................      300,000      316,399
Oracle Corp., 5.00%, 1/15/11 .........................      350,000      341,843
                                                                      ----------
                                                                       1,424,260
                                                                      ----------
CONSUMER GOODS & SERVICES - 1.7%
Black & Decker, 7.125%, 6/1/11 .......................      705,000      739,913
Walt Disney Co., 5.375%, 6/1/07 ......................      525,000      525,111
                                                                      ----------
                                                                       1,265,024
                                                                      ----------
FINANCIAL - 8.3%
BankAmerica Corp., 7.125%, 3/1/09 ....................      500,000      523,420
Bear Stearns Co., 4.50%, 10/28/10 ....................      500,000      480,783
CIT Group, Inc., 5.10%, 12/15/07 .....................      250,000      246,922
Commercial Credit Co.,
   10.00%, 12/1/08 ...................................    1,300,000    1,446,932
Genworth Financial, Inc.,
   5.06%, 6/15/07 (b) ................................      700,000      701,286
Goldman Sachs Group, Inc.,
   5.35%, 1/15/16 ....................................      500,000      482,931
Household Finance Co.,
   6.375%, 10/15/11 ..................................      325,000      337,224
International Lease Finance Corp.,
   4.35%, 9/15/07 ....................................      300,000      296,145
Morgan Stanley, 4.75%, 4/1/14 ........................      500,000      466,497
Torchmark Corp., 6.25%, 12/15/06 .....................      500,000      501,524
Wachovia Bank, 4.875%, 2/1/15 ........................      600,000      566,003
                                                                      ----------
                                                                       6,049,667
                                                                      ----------
FOOD & RELATED - 2.0%
Cargill, Inc., 6.15%, 2/25/08 (a) ....................      600,000      608,560
Diageo Cap PLC, 4.375%, 5/3/10 .......................      500,000      480,002
HJ Heinz Finance Co.,
   6.00%, 3/15/12 ....................................      350,000      349,129
                                                                      ----------
                                                                       1,437,691
                                                                      ----------
HEALTH CARE - 1.7%
Amgen, Inc., 4.00%, 11/18/09 .........................      300,000      286,913
United Health Group,
   3.75%, 2/10/09 ....................................    1,000,000      958,461
                                                                      ----------
                                                                       1,245,374
                                                                      ----------
MANUFACTURING - 2.1%
General Electric Co., 5.00%, 2/1/13 ..................    1,000,000      972,701
Parker-Hannifin, 4.875%, 2/15/13 .....................      600,000      575,972
                                                                      ----------
                                                                       1,548,673
                                                                      ----------
PUBLISHING-NEWSPAPER - 0.3%
Tribune Co., 4.875%, 8/15/10 .........................      250,000      240,347
                                                                      ----------
REAL ESTATE - 0.6%
HD Real Estate Funding Corp. II,
   5.95%, 10/15/08 (a) ...............................      400,000      402,968
                                                                      ----------
RETAIL - 2.0%
Costco Wholesale Corp.,
   5.50%, 3/15/07 ....................................    1,000,000      999,291
CVS Corp., 4.00%, 9/15/09 ............................      500,000      476,964
                                                                      ----------
                                                                       1,476,255
                                                                      ----------
SPECIAL PURPOSE ENTITY - 1.3%
Targeted Return Index,
   5.94%, 1/25/07 (a) (b) ............................      560,307      560,436
Targeted Return Index,
   6.96%, 1/15/12 (a) (b) ............................      342,000      360,205
                                                                      ----------
                                                                         920,641
                                                                      ----------
TOTAL CORPORATE BONDS
   (COST $20,535,189) ................................                19,876,363
                                                                      ----------

                  See notes to financial statements, continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                       MARCH 31, 2006

U.S. GOVERNMENT AGENCY SECURITIES - 47.6%
FANNIE MAE - 14.5%
4.00%, 1/26/09 .......................................      900,000      874,224
4.20%, 6/8/09 ........................................    1,000,000      972,277
4.00%, 11/30/09 ......................................    1,500,000    1,442,183
4.50%, 6/1/10 ........................................      500,000      486,053
5.50%, 3/17/11 .......................................      600,000      596,797
4.75%, 2/21/13 .......................................      500,000      484,564
5.50%, 9/1/14, Pool # 535170 .........................      432,040      430,690
5.05%, 4/28/15 .......................................      500,000      484,444
5.50%, 11/1/16, Pool # 615245 ........................      246,336      245,188
5.00%, 4/26/17 .......................................      700,000      663,873
4.00%, 10/1/18, Pool # 555811 ........................      374,415      351,008
5.00%, 7/25/23, Series 2005-4,
   Class VG, CMO .....................................    1,301,800    1,210,738
6.00%, 8/1/24, Pool # 255362 .........................      602,993      606,266
5.00%, 11/1/24, Pool # C90863 ........................      514,362      494,350
5.00%, 8/1/25, Pool # 255892 .........................      677,949      651,347
4.225%, 10/1/32, Pool # 659567 .......................       83,810       86,310
4.80%, 11/1/34, Pool # 782320 ........................      479,323      472,786
                                                                      ----------
                                                                      10,553,098
                                                                      ----------
FEDERAL FARM CREDIT BANK - 0.9%
5.20%, 12/27/12 ......................................      650,000      645,629
                                                                      ----------
FEDERAL HOME LOAN BANK - 8.2%
3.79%, 3/24/08 (b) ...................................    1,000,000      991,632
4.40%, 7/28/08 .......................................      600,000      591,308
4.25%, 8/25/08 .......................................      500,000      496,786
5.25%, 3/17/10 .......................................      725,000      721,466
4.75%, 10/25/10, Series 00-0582,
   Class H, CMO ......................................    1,673,795    1,658,043
4.875%, 11/15/11 .....................................    1,000,000      982,559
5.50%, 8/23/13 .......................................      500,000      492,188
                                                                      ----------
                                                                       5,933,982
                                                                      ----------
FREDDIE MAC - 20.4%
4.50%, 7/1/08, Pool # M90827 .........................      621,762      611,675
5.05%, 12/8/08 .......................................    1,300,000    1,295,015
4.375%, 7/30/09 ......................................      900,000      879,414
4.125%, 10/18/10 .....................................    1,150,000    1,102,734
5.50%, 2/22/13 .......................................      950,000      942,235
4.50%, 12/15/13, Series 2723,
   Class AT, CMO .....................................      320,140      311,433
5.00%, 11/13/14 ......................................    1,500,000    1,453,575
5.50%, 5/15/15, Series 2808,
   Class VA, CMO .....................................      876,888      874,723
5.125%, 10/15/15, Series R003,
   Class AG, CMO .....................................      699,935      690,652
5.50%, 3/28/16 .......................................      800,000      797,458
4.00%, 12/15/16, Series 2672,
   Class NF, CMO .....................................      708,715      674,755
4.00%, 12/15/17, Series 2595,
   Class BL, CMO .....................................      742,358      708,969
3.50%, 12/15/22, Series 2673,
   Class PH, CMO .....................................    1,152,039    1,128,979
5.50%, 10/1/25, Series 2808,
   Class VA, CMO .....................................      487,617      479,897
4.50%, 6/15/27, Series 2598,
   Class QC, CMO .....................................    1,500,000    1,467,695
4.00%, 3/15/28, Series 2583,
   Class MG, CMO .....................................      758,765      741,940
5.71%, 5/1/31, Pool # 847292 (b) .....................      429,303      439,162
4.02%, 8/1/33, Pool # 847281 (b) .....................      393,994      397,130
                                                                      ----------
                                                                      14,997,441
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. - 1.8%
5.00%, 5/20/31, Series 2004-19,
   Class PD, CMO .....................................      900,000      872,664
5.00%, 7/20/34, Series 2004-105,
   Class MC, CMO .....................................      500,000      467,976
                                                                      ----------
                                                                       1,340,640
                                                                      ----------
TENNESSEE VALLEY AUTHORITY - 1.8%
6.25%, 12/15/17 ......................................    1,200,000    1,300,271
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY
   SECURITIES (COST $35,658,633) .....................                34,771,061
                                                                      ----------
U.S. TREASURY NOTES - 4.1%
4.25%, 8/15/15 .......................................    2,350,000    2,238,649
2.00%, 1/15/16 .......................................      800,000      775,341
                                                                      ----------
TOTAL U.S. TREASURY NOTES
   (COST $3,085,640) .................................                 3,013,990
                                                                      ----------
MUNICIPAL BONDS - 0.7%
Wisconsin State General Revenue,
   Subseries B-5, 4 60%, 5/1/32 (b) ..................      500,000      500,000
                                                                      ----------
TOTAL MUNICIPAL BONDS
   (COST $500,000) ...................................                   500,000
                                                                      ----------

SECURITY DESCRIPTION                                       SHARES      VALUE($)
--------------------                                     ----------   ----------
PREFERRED STOCKS - 3.0%
FINANCIAL - 2.6%
Bear Stearns Capital Trust III,
   7.80%, 5/15/06 ....................................       10,000      253,800
Cabco GS Cap Preferred,
   4.12%, 2/15/34 ....................................       44,800    1,050,112
Morgan Stanley Capital Trust II,
   7.25%, 7/31/06 ....................................        7,000      177,660
UBS Preferred Funding Trust IV,
   3.92%, 6/15/08 ....................................        3,500       88,550
USB Capital III Preferred,
   7.75%, 5/4/06 .....................................       12,000      304,560
                                                                      ----------
                                                                       1,874,682
                                                                      ----------
HEALTH CARE - 0.4%
Aetna, Inc., 8 50%, 8/31/41 ..........................       10,800      273,456
                                                                      ----------
TOTAL PREFERRED STOCKS
   (COST $2,205,241) .................................                 2,148,138
                                                                      ----------
INVESTMENT COMPANIES - 0.9%
Fifth Third Prime Money Market
   Fund -Institutional Class .........................      134,356      134,356
iShares GS Investop Index Fund .......................        4,900      516,166
                                                                      ----------
TOTAL INVESTMENT COMPANIES
   (COST $678,102) ...................................                   650,522
                                                                      ----------
TOTAL INVESTMENTS
   (COST $74,148,318) - 98.9% ........................                72,089,509
                                                                      ==========

Percentages indicated are based on net assets of $72,874,133

(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in trans- actions exempt from registration, normally to qualified institutional buyers These securities have been deemed liquid by the Investment Advisor based on procedures approved by the Board of Trustees.

(b) Variable Rate Security. The interest rates on these securities are adjusted periodically to reflect then current short-term interest rates. The rates presented in this report represent the rates that were in effect on March 31, 2006.

*    Fair Valued

CMO - Collaterlized Mortgage Obligation

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2006

ASSETS:
Investments, at value (cost $74,148,318) ...............             $72,089,509
Interest and dividends receivable ......................                 652,026
Receivable for capital shares issued ...................                  74,099
Receivable for investments sold ........................                 145,636
Prepaid expenses .......................................                     463
                                                                     -----------
   TOTAL ASSETS ........................................              72,961,733

LIABILITIES:
Accrued expenses and other payables:
   Investment advisory .................................   $34,817
   Administration ......................................     1,206
   Distribution ........................................     5,840
   Accounting ..........................................     1,184
   Chief Compliance Officer ............................       550
   Transfer Agent ......................................     4,122
   Trustee .............................................     4,588
   Other ...............................................    35,293
                                                           -------
   TOTAL LIABILITIES ...................................                  87,600
                                                                     -----------
NET ASSETS .............................................             $72,874,133
                                                                     ===========
COMPOSITION OF NET ASSETS:
Capital ................................................             $78,086,020
Accumulated net investment income ......................                  41,712
Accumulated net realized losses from
   investment transactions .............................              (3,194,790)
Unrealized depreciation from investments ...............              (2,058,809)
                                                                     -----------
NET ASSETS .............................................             $72,874,133
                                                                     ===========
Shares Outstanding (par value $0.01,
   unlimited number of authorized shares) ..............               7,567,553
                                                                     ===========
Net Asset Value, Offering and Redemption
   Price per share .....................................             $      9.63
                                                                     ===========

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2006

INVESTMENT INCOME:
Interest ..............................................              $ 3,039,801
Dividend ..............................................                  197,879
                                                                     -----------
   TOTAL INVESTMENT INCOME: ...........................                3,237,680
EXPENSES:
   Investment advisory ................................   $413,138
   Administration .....................................    114,428
   Distribution .......................................    215,981
   Accounting .........................................     43,848
   Chief Compliance Officer ...........................      5,955
   Custodian ..........................................     10,135
   Transfer agent .....................................     27,794
   Trustee ............................................      9,744
   Other ..............................................     63,377
                                                          --------
      Total expenses before fee reductions ............                  904,400
      Fees voluntarily reduced
         Administration ...............................                   (1,754)
         Distribution .................................                 (187,789)
                                                                     -----------
      NET EXPENSES ....................................                  714,857
                                                                     -----------
NET INVESTMENT INCOME .................................                2,522,823
                                                                     -----------
NET REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Realized losses from investment transactions ..........                 (800,874)
Change in unrealized appreciation/
   depreciation from investments ......................                 (594,731)
                                                                     -----------
   Net realized/unrealized losses from investments ....               (1,395,605)
                                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ........              $ 1,127,218
                                                                     ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR   FOR THE YEAR
                                                                         ENDED MARCH    ENDED MARCH
                                                                          31, 2006       31, 2005
                                                                        ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ............................................   $  2,522,823   $  2,103,154
   Realized gains (losses) from investment transactions .............       (800,874)       214,269
   Change in unrealized appreciation/depreciation from investments ..       (594,731)    (2,894,004)
                                                                        ------------   ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ......................      1,127,218       (576,581)
                                                                        ------------   ------------
DISTRIBUTIONS:
   From net investment income .......................................     (3,057,168)    (2,801,199)
                                                                        ------------   ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .................     (3,057,168)    (2,801,199)
                                                                        ------------   ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ......................................     14,600,418     17,643,236
   Dividends reinvested .............................................      2,614,843      2,430,616
   Cost of shares redeemed ..........................................    (17,856,653)   (14,928,957)
                                                                        ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ................       (641,392)     5,144,895
                                                                        ------------   ------------
CHANGE IN NET ASSETS ................................................     (2,571,342)     1,767,115
NET ASSETS:
   Beginning of year ................................................     75,445,475     73,678,360
                                                                        ------------   ------------
   End of year ......................................................   $ 72,874,133   $ 75,445,475
                                                                        ============   ============
SHARE TRANSACTIONS:
   Issued ...........................................................      1,485,929      1,753,147
   Reinvested .......................................................        266,147        242,121
   Redeemed .........................................................     (1,820,565)    (1,482,978)
                                                                        ------------   ------------
CHANGE IN SHARES ....................................................        (68,489)       512,290
                                                                        ============   ============
   Accumulated net investment income ................................   $     41,712   $     91,951
                                                                        ============   ============

                        See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             FOR THE YEARS ENDED MARCH 31,
                                                                    -----------------------------------------------
                                                                      2006      2005      2004      2003      2002
                                                                    -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ............................   $ 9 .88   $ 10.34   $ 10.42   $  9.88   $  9.97
                                                                    -------   -------   -------   -------   -------
INVESTMENT ACTIVITIES:
   Net investment income ........................................      0.33      0.29      0.31      0.41      0.44
   Net realized and unrealized gains (losses) from investments ..     (0.18)    (0.37)     0.02      0.61     (0.02)
                                                                    -------   -------   -------   -------   -------
      Total from investment activities ..........................      0.15     (0.08)     0.33      1.02      0.42
                                                                    -------   -------   -------   -------   -------
DISTRIBUTIONS:
   Net investment income ........................................     (0.40)    (0.38)    (0.41)    (0.48)    (0.51)
                                                                    -------   -------   -------   -------   -------
      Total Distributions .......................................     (0.40)    (0.38)    (0.41)    (0.48)    (0.51)
                                                                    -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD ..................................   $  9.63   $  9.88   $ 10.34   $ 10.42   $  9.88
                                                                    =======   =======   =======   =======   =======
TOTAL RETURN ....................................................      1.52%   (0.76%)     3.26%    10.52%     4.29%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000) ............................   $72,874   $75,445   $73,678   $68,754   $57,899
   Ratio of expenses to average net assets ......................      0.95%     0.93%     0.91%     0.92%     0.92%
   Ratio of net investment income to average net assets .........      3.36%     2.84%     3.06%     3.94%     4.35%
   Ratio of expenses to average net assets (a) ..................      1.21%     1.19%     1.16%     1.17%     1.17%
   Portfolio turnover ...........................................        70%       79%       58%       96%      113%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

LONG/SHORT FUND
MICHAEL SHINNICK

INVESTMENT CONCERNS

Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market there is no assurance that the manager will be successful.

Q. HOW DID THE LONG/SHORT FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2006?

A. The Fund gained 8.80%. This Fund's objective is to produce a positive absolute return in all market conditions. We attempt to generate an annualized gain that is five percentage points greater than the return of the Citigroup U.S. Domestic Three- Month Treasury Bill Index (1), which during this period was 3.47%.

Q.   WHAT IS THIS FUND'S STRATEGY?

A. The Fund's strategy is to adjust the net equity exposure (the value of securities held long less the value of securities held short) opportunistically over time based upon a prioritized collection of long and short equity investment opportunities. The strategy's goal is to generate capital appreciation regardless of the direction of the overall market. This investment approach produces significant cash positions, which vary depending upon the investment opportunities available and the size of the short positions in the portfolio (short sales generate cash). The Fund may hold a net short position--that is, more assets in short positions than in long positions--if we believe there are more short opportunities than long opportunities available. (2)

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE 12-MONTH
     PERIOD?

A. The Fund held the majority of its assets in long stock positions during the period. That strategy helped boost returns as stocks posted solid gains. Our allocation to long positions at the beginning of the period was approximately 50 percentage points higher than our short allocation, with 59% in long positions, -10% in short positions and 48% in cash. We increased the Fund's short positions as the market posted gains during the period, so that as of March 31 the Fund held roughly 64% of its assets in long equity holdings, -22% in short sales, 42% in cash and 15% in preferred stock (primarily floating rate and short callable securities, which we bought to obtain yield greater than was available on cash). (2)

     We held large long positions relative to the S&P 500 (3) in energy and materials stocks, which performed well and boosted the Fund's gains. We also held a large long position in telecommunications stocks. That position dragged on returns for much of the period, but recovered dramatically in early 2006 to post a gain for the period as a whole. The Fund's returns relative to the overall market benefited from an underweight allocation to consumer-cyclical stocks. (2)

     The Fund's short sales as a group detracted from overall returns, although some specific positions were positive contributors. We primarily shorted stocks in the consumer-cyclical and technology sectors. Among consumer cyclicals, we increased short positions in shares of companies with exposure to the housing and home improvement markets as signs of softness in the housing sector appeared. We also shorted shares of select clothing and general retailers that cater to low-and middle-income consumers, who were pinched by higher interest rates and energy costs. We sold short stocks of certain food companies, which faced climbing costs of sugar and other inputs. Our short sales in the technology industry focused on the Internet search, networking and enterprise software industries, as we expected certain stocks in those industries to be hurt by increasing competition and slower growth expectations. (2)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

(1) The Citigroup U.S. Domestic Three-Month Treasury Bill Index is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)  The composition of the Fund's portfolio is subject to change.

(3) The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Since the risk in this Fund relates specifically to the manager's stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

                                 LONG/SHORT FUND

GROWTH OF A $10,000 INVESTMENT

                               (PERFORMANCE GRAPH)

         8/1/2003            10000            10000
                             10030            10016
            12/06            10650            10040
                             10614            10063
                             10832            10087
                             10727            10120
            12/06            11126            10164
                             11046            10222
                             11074            10292
                             11507            10374
            12/06            11551            10469
             3/06            12018            10576


PERCENTAGE OF TOTAL LONG PORTFOLIO INVESTMENTS (UNAUDITED)

                                   (BAR CHART)

Basic Materials           1.4%
Communications           13.2%
Consumer Cyclicals        1.4%
Consumer Non-Cyclicals    9.1%
Energy                    9.7%
Financial                 9.3%
Health Care               3.3%
Industrials               7.2%
Technology                8.1%
Utilities                20.5%
Repurchase Agreement      1.9%
Preferred Stock          14.9%

PERCENTAGE OF TOTAL SHORT PORTFOLIO INVESTMENTS (UNAUDITED)

                                   (BAR CHART)

Communications           15.0%
Consumer Cyclicals       27.8%
Consumer Non-Cyclicals   16.2%
Financial                 8.5%
Technology               32.5%

AVERAGE ANNUAL TOTAL RETURN

As of 3/31/06                         1 Year   Inception
-------------                         ------   ---------
Long/Short Fund                        8.80%     7.14%
Citigroup U.S. Domestic Three-Month
Treasury Bill Index                    3.47%     2.12%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Long/Short Fund from 8/1/03 to 3/31/06, and represents the reinvestment of dividends and capital gains in the Fund.

The Citigroup U.S. Domestic Three-Month Treasury Bill Index is an index representative of the money markets. It is an average of the last three three-month U.S. Treasury bill issues (excluding the current month-end bill). This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is unaudited and not included in the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
LONG/SHORT FUND                                                   MARCH 31, 2006

SECURITY DESCRIPTION                                         SHARES    VALUE ($)
--------------------                                         ------   ----------
COMMON STOCKS - 64.3%

BASIC MATERIALS - 1.4%
BHP Billiton Ltd. ADR ....................................   10,500      418,425
                                                                      ----------
COMMUNICATIONS - 13.0%
America Movil S A de CV ADR ..............................   15,000      513,900
AT&T, Inc. ...............................................   18,000      486,720
Deutsche Telekom AG ADR ..................................   24,000      403,680
Earthlink, Inc. (a) ......................................   22,000      210,100
France Telecom SA ADR ....................................   14,000      314,720
Nokia Corp. ADR ..........................................   20,000      414,400
Telefonos de Mexico ADR ..................................   26,000      584,480
Time Warner, Inc. ........................................   26,000      436,540
Verizon Communications, Inc. .............................   12,000      408,720
Vodafone Group PLC ADR ...................................    7,000      146,300
                                                                      ----------
                                                                       3,919,560
                                                                      ----------
CONSUMER CYCLICAL - 1.4%
Ingram Micro, Inc. (a) ...................................   12,000      240,000
Russell Corp. ............................................   12,000      165,600
                                                                      ----------
                                                                         405,600
                                                                      ----------
CONSUMER NON-CYCLICAL - 9.1%
Accenture Ltd. ...........................................   15,000      451,050
Anheuser-Busch Cos. , Inc. ...............................    4,000      171,080
ConAgra, Inc. ............................................    5,000      107,300
Deluxe Corp. .............................................    8,000      209,360
DiamondCluster International, Inc. (a) ...................   25,000      267,500
Fomento Economico Mexicano S. A. de CV ADR ...............    6,000      549,960
H&R Block, Inc. ..........................................    2,000       43,300
Kraft Foods, Inc., Class A ...............................    7,000      212,170
The Servicemaster Co. ....................................   15,000      196,800
UST, Inc. ................................................   12,000      499,200
                                                                      ----------
                                                                       2,707,720
                                                                      ----------
ENERGY - 9.6%
Chesapeake Energy Corp. ..................................   12,000      376,920
ConocoPhillips ...........................................    6,000      378,900
Enerplus Resources Fund ..................................    6,000      302,640
International Coal Group, Inc. (a) .......................   70,000      681,800
Plains All American Pipeline LP ..........................   11,500      517,270
Plains Exploration & Product Co. (a) .....................    7,000      270,480
XTO Energy, Inc. .........................................    8,333      363,069
                                                                      ----------
                                                                       2,891,079
                                                                      ----------
FINANCIAL - 9.3%
ABN Amro Holding NV ADR ..................................   12,586      376,070
Ameriprise Financial, Inc. ...............................    5,000      225,300
Barclays PLC ADR .........................................    8,000      374,400
Crescent Real Estate Equities Co. ........................   16,000      337,120
Education Realty Trust, Inc. .............................   30,000      459,000
National City Corp. ......................................    6,000      209,400
The Allstate Corp. .......................................   15,000      781,650
                                                                      ----------
                                                                       2,762,940
                                                                      ----------
HEALTH CARE - 3.3%
Caraco Pharmaceutical
   Laboratories Ltd. (a) .................................   17,500      227,500
Kindred Healthcare, Inc. (a) .............................   10,000      251,500
Mylan Laboratories, Inc. .................................   16,000      374,400
Pfizer, Inc. .............................................    5,000      124,600
                                                                      ----------
                                                                         978,000
                                                                      ----------
INDUSTRIALS - 7.2%
Arlington Tankers Ltd. ...................................   14,700      338,100
Lafarge S.A. ADR .........................................   13,900      395,455
Nordic American Tanker Shipping Ltd. .....................   12,000      346,320
Parker-Hannifin Corp. ....................................    8,000      644,880
Waste Management, Inc. ...................................   12,000      423,600
                                                                      ----------
                                                                       2,148,355
                                                                      ----------
TECHNOLOGY - 8.1%
Activision, Inc. (a) .....................................   12,000      165,480
Dell, Inc. (a) ...........................................   10,000      297,600
EMC Corp. (a) ............................................   16,000      218,080
First Data Corp. .........................................   10,000      468,200
Kanbay International, Inc. (a) ...........................   19,500      297,570
Lexmark International, Inc., Class A (a) .................   15,000      680,700
Oracle Corp. (a) .........................................   20,000      273,800
                                                                      ----------
                                                                       2,401,430
                                                                      ----------
UTILITIES - 1.9%
American Electric Power Co., Inc. ........................    6,000      204,120
Peoples Energy Corp. .....................................   10,000      356,400
                                                                      ----------
                                                                         560,520
                                                                      ----------
TOTAL COMMON STOCKS
   (COST $17,855,525) ....................................            19,193,629
                                                                      ----------
PREFERRED STOCKS - 14.9%
FINANCIAL - 14.0%
Bank One Capital Trust VI Preferred, 7.20%, 10/15/31 .....   18,600      474,672
BNY Capital IV Preferred, 6.875%, 12/01/28 ...............    8,000      201,600
Cabco GS Cap Preferred, 4.12%, 2/15/34 ...................   31,100      728,984
Fleet Capital Trust VII Preferred, 7.20%, 12/15/31 .......   39,100      982,583
Fleet Capital Trust VIII Preferred, 7.20%, 3/15/32 .......   11,400      288,192
Goldman Sachs Preferred, 3.91%, 4/25/10 ..................    7,000      181,300
Ing Groep NV, 6.125%, 1/15/11 ............................   12,000      292,800
Keycorp Capital VI, 6.125%, 12/15/08 .....................      500       12,310
Lehman Brothers Preferred, 3.97%, 2/15/09 ................   13,600      346,120
Merrill Lynch Preferred, 4.07%, 11/28/09 .................   10,000      255,500
Scottish Re Group Ltd. Preferred, 7.25%, 7/15/10 .........   15,300      387,090
                                                                      ----------
                                                                       4,151,151
                                                                      ----------
UTILITIES - 0.9%
Detroit Energy Preferred, 7.80%, 2/1/32 ..................   11,103      282,793
                                                                      ----------
TOTAL PREFERRED STOCKS
   (COST $4,161,636) .....................................             4,433,944
                                                                      ----------

                                                         PRINCIPAL
SECURITY DESCRIPTION                                    AMOUNT ($)    VALUE ($)
--------------------                                    ----------   -----------
REPURCHASE AGREEMENTS - 20.2%
Bear Stearns, 4 50%, purchased 3/31/06, due 4/3/06
   with a maturity value of 6,048,943 (collateralized
   fully by U.S. Treasury Notes, 2.00-3.625%,
   7/15/09-7/15/14, valued at $6,180,352) ...........    6,046,675     6,046,675
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
   (COST $6,046,675) ................................                  6,046,675
                                                                     -----------
TOTAL INVESTMENTS
   (COST $28,063,836) - 99.4% .......................                $29,674,248
                                                                     ===========

Percentages indicated are based on net assets of $29,831,049

(a)  Represents non-income producing security.

ADR  - American Depositary Receipt

                  See notes to financial statements, continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
LONG/SHORT FUND                                                   MARCH 31, 2006

SECURITY DESCRIPTION                                          SHARES   VALUE ($)
--------------------                                          ------   ---------
SECURITIES SOLD SHORT
COMMON STOCKS - 21.5%

COMMUNICATIONS - 3.2%
BellSouth Corp. ...........................................   16,000     554,400
Google, Inc. Class A (a) ..................................      700     273,000
QUALCOMM, Inc. ............................................    2,000     101,220
Yahoo!, Inc. (a) ..........................................    1,000      32,260
                                                                       ---------
                                                                         960,880
                                                                       ---------
CONSUMER CYCLICAL - 6.0%
Best Buy Co., Inc. ........................................    1,250      69,913
Herman Miller, Inc. .......................................    3,600     116,676
Limited Brands, Inc. ......................................    8,000     195,680
Lowe's Cos., Inc. .........................................    3,000     193,320
Steelcase, Inc. Class A ...................................    6,800     122,400
The Home Depot, Inc. ......................................    6,000     253,800
Urban Outfitters, Inc. (a) ................................    7,000     171,780
Wal-Mart Stores, Inc. .....................................   14,000     661,360
                                                                       ---------
                                                                       1,784,929
                                                                       ---------
CONSUMER NON-CYCLICAL - 3.5%
Gartner, Inc. Class A (a) .................................   10,000     139,500
Robert Half International, Inc. ...........................    5,000     193,050
Wrigley (WM.) Jr. Co. .....................................   11,000     704,000
                                                                       ---------
                                                                       1,036,550
                                                                       ---------
FINANCIAL - 1.8%
General Growth Properties, Inc. ...........................    6,000     293,220
Simon Property Group, Inc. ................................    3,000     252,420
                                                                       ---------
                                                                         545,640
                                                                       ---------
TECHNOLOGY - 7.0%
Apple Computer, Inc. (a) ..................................    4,500     282,240
CA, Inc. ..................................................    9,000     244,890
KLA-Tencor Corp. ..........................................    7,500     362,700
Microsoft Corp. ...........................................   21,000     571,410
Network Appliance, Inc. (a) ...............................    8,000     288,240
Red Hat, Inc. (a) .........................................   12,000     335,760
                                                                       ---------
                                                                       2,085,240
                                                                       ---------
TOTAL COMMON STOCKS .......................................            6,413,239
                                                                       ---------
TOTAL INVESTMENTS
   (PROCEEDS $6,289,586) ..................................            6,413,239
                                                                       =========

                       See Notes to Financial Statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2006

ASSETS:
Investments, at value (cost $22,017,161)..............               $23,627,573
Repurchase agreements, at cost........................                 6,046,675
                                                                     -----------
Total Investments.....................................                29,674,248
Deposits with broker for securities sold short........                 7,135,343
Interest and dividends receivable.....................                   128,333
Receivable for capital shares issued..................                    59,588
Prepaid expenses......................................                     2,055
                                                                     -----------
   TOTAL ASSETS.......................................                36,999,567

LIABILITIES:
Payable for investments purchased.....................   $ 698,255
Payable for capital shares redeemed...................       2,557
Securities sold short (proceeds $6,289,586)...........   6,413,239
Accrued expenses and other payables:
   Investment advisory................................      27,415
   Administration ....................................         487
   Distribution.......................................       2,652
   Accounting.........................................       1,729
   Chief Compliance Officer...........................         198
   Transfer Agent.....................................       3,217
   Trustee............................................       1,734
   Other..............................................      17,035
                                                         ---------
   TOTAL LIABILITIES..................................                 7,168,518
                                                                     -----------
NET ASSETS............................................               $29,831,049
                                                                     ===========
COMPOSITION OF NET ASSETS:
Capital...............................................               $27,556,230
Undistributed net investment income...................                    40,106
Accumulated net realized gains from investment
   transactions................ ......................                   747,954
Unrealized appreciation from investments and
   securities sold short .............................                 1,486,759
                                                                     -----------
NET ASSETS............................................               $29,831,049
                                                                     ===========
Shares Outstanding (par value $0.01, unlimited number
   of authorized shares) .............................                 2,661,309
                                                                     ===========
Net Asset Value, Offering and Redemption Price per
   share..............................................               $     11.21
                                                                     ===========

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2006

INVESTMENT INCOME:
Interest..............................................               $   192,440
Dividends.............................................                   805,618
                                                                     -----------
   TOTAL INVESTMENT INCOME:...........................                   998,058
EXPENSES:
   Investment advisory................................   $ 294,177
   Administration.....................................      40,700
   Distribution.......................................      77,932
   Accounting.........................................      18,400
   Chief Compliance Officer...........................       2,057
   Custodian..........................................      16,627
   Transfer agent.....................................      23,517
   Trustee............................................       3,193
   Dividend expense on securities
      sold short......................................      23,563
   Other..............................................      27,524
                                                         ---------
      Total expenses before fee reductions                               527,690
      Fees voluntarily reduced
         Administration...............................                      (585)
         Distribution.................................                   (66,858)
                                                                     -----------
   NET EXPENSES.......................................                   460,247
                                                                     -----------
NET INVESTMENT INCOME.................................                   537,811
                                                                     -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS AND SECURITIES SOLD SHORT:
REALIZED GAINS (LOSSES) FROM:
   Investment transactions............................                 1,280,762
   Securities sold short..............................                  (479,264)
CHANGE IN UNREALIZED APPRECIATION/
   DEPRECIATION FROM:

Investment transactions...............................                 1,134,408
Securities sold short.................................                  (146,090)
                                                                     -----------
Net realized/unrealized gains from investments and
   securities sold short .............................                 1,789,816
                                                                     -----------
Change in net assets resulting from operations........               $ 2,327,627
                                                                     ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                            MARCH 31, 2006       MARCH 31, 2005
                                                          ------------------   ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ..............................      $   537,811          $   165,392
   Realized gains from investment transactions and
      securities sold short ...........................          801,498              552,853
   Change in unrealized appreciation/depreciation from
      investments and securities sold short ...........          988,318              139,929
                                                             -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ........        2,327,627              858,174
                                                             -----------          -----------
DISTRIBUTIONS:
   From net investment income .........................         (509,345)            (182,755)
   From net realized gains ............................         (514,334)            (523,428)
                                                             -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ...       (1,023,679)            (706,183)
                                                             -----------          -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ........................        7,107,260            8,085,636
   Dividends reinvested ...............................          895,790              614,680
   Cost of shares redeemed ............................       (4,603,131)          (2,549,319)
                                                             -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..        3,399,919            6,150,997
                                                             -----------          -----------
CHANGE IN NET ASSETS ..................................        4,703,867            6,302,988
NET ASSETS:
   Beginning of year ..................................       25,127,182           18,824,194
                                                             -----------          -----------
   End of year ........................................      $29,831,049          $25,127,182
                                                             ===========          ===========
SHARE TRANSACTIONS:
   Issued .............................................          648,940              753,319
   Reinvested .........................................           81,700               57,364
   Redeemed ...........................................         (420,012)            (237,797)
                                                             -----------          -----------
CHANGE IN SHARES ......................................          310,628              572,886
                                                             ===========          ===========
Undistributed net investment income ...................      $    40,106                   --
                                                             ===========          ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               FOR THE YEARS        FOR THE
                                                              ENDED MARCH 31,    PERIOD ENDED
                                                             -----------------     MARCH 31,
                                                               2006      2005      2004 (A)
                                                             -------   -------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD .....................   $ 10.69   $ 10.59    $ 10.00
                                                             -------   -------    -------
INVESTMENT ACTIVITIES:
   Net investment income .................................      0.21      0.08       0.00(b)
   Net realized and unrealized gains from investments and
      securities sold short and securities sold short ....      0.71      0.35       0.61
                                                             -------   -------    -------
      Total from investment activities ...................      0.92      0.43       0.61
                                                             -------   -------    -------
DISTRIBUTIONS:
   Net investment income .................................     (0.20)    (0.09)     (0.00)(b)
   Net realized gains ....................................     (0.20)    (0.24)     (0.02)
                                                             -------   -------    -------
      Total Distributions ................................     (0.40)    (0.33)     (0.02)
                                                             -------   -------    -------
NET ASSET VALUE, END OF PERIOD ...........................   $ 11.21   $ 10.69    $ 10.59
                                                             =======   =======    =======
TOTAL RETURN .............................................      8.80%     4.07%      6.14%(c)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000) .....................   $29,831   $25,127    $18,824
   Ratio of expenses to average net assets (d) ...........      1.72%     1.71%      1.77%(e)
   Ratio of net investment income to average net assets ..      1.98%     0.76%      0.09%(e)
   Ratio of expenses to average net assets (d)(f) ........      1.98%     1.97%      2.02%(e)
   Portfolio turnover ....................................       123%      206%       120%(c)

(a)  The Long/Short Fund commenced operations on August 1, 2003.

(b)  Amount is less than $0.005 per share.

(c)  Not Annualized.

(d) Includes dividend expense on securities sold short of 0.09%, 0.07% and 0.06% for the periods ended March 31, 2006, 2005 and 2004, respectively.

(e)  Annualized.

(f) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2006

1.   ORGANIZATION:

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually a "Fund," collectively the "Funds"):

FUND LEGAL NAME                               SHORT NAME
---------------                               ----------
1st Source Monogram Income Equity Fund        Income Equity Fund
1st Source Monogram Diversified Equity Fund   Diversified Equity Fund
1st Source Monogram Special Equity Fund       Special Equity Fund
1st Source Monogram Income Fund               Income Fund
1st Source Monogram Long/Short Fund           Long/Short Fund

     Financial statements for all other series of the Group are published separately.

     Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

REPURCHASE AGREEMENTS:

     The Funds may enter into repurchase agreements with banks or broker-dealers which 1st Source Corporation Investment Advisors, Inc., (the "Advisor"), a wholly owned subsidiary of 1st Source Bank, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

WRITTEN OPTIONS:

     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds did not have any option activity for the year ended March 31, 2006.

SECURITY TRANSACTIONS AND RELATED INCOME:

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

SHORT SALES TRANSACTIONS:

     The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense of short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

EXPENSES:

     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income, if any, are declared and distributed monthly for the Income Equity Fund, Diversified Equity Fund and Income Fund. Dividends for the Special Equity Fund and Long/Short Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

     The amounts of dividends from net investment income and distributions from net realized gains, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

FEDERAL INCOME TAXES:

     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.   RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

     The Funds and the Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

FUND                      FEE RATE
----                      --------
Income Equity Fund          0.80%
Diversified Equity Fund     0.99
Special Equity Fund         0.80
Income Fund                 0.55
Long/Short Fund             1.10

ADMINISTRATION:

     The Funds and BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly owned subsidiary of The BISYS Group., Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Effective March 4, 2005, the Administrator began voluntarily waiving a portion of its fees equaling an annual rate of 0.05% of the average daily net assets of each Fund Effective Apirl 18, 2005, the Board of Trustees approved an amendment to the Administration Agreement reducing the fees paid to the Administrator by 0.05% to an annual rate of 0.15% of the average daily net assets of each Fund, computed daily and paid monthly. Certain officers and trustees of the Group are also employees of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer (the "CCO"). BISYS Ohio provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements. As transfer agent for the Funds, BISYS receives a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee computed daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund, subject to certain minimums and reimbursement of certain expenses.

     Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' CCO. Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $23,617 for the year ended March 31, 2006, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

Effective July 1, 2005, the Funds entered into a Shareholder Servicing agreement with 1st Source Bank to provide shareholder services. The fees paid with respect to each applicable Fund is computed and paid quarterly at an annual rate not to exceed $18.00 per account.

DISTRIBUTION:

     The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Advisor, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the year ended March 31, 2006, the distribution fees were voluntarily waived to limit total fund operating expenses. Any contractual and voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of investment securities, excluding short-term securities, securities sold short, and U.S. government securities, for the year ended March 31, 2006, totaled:

FUND                       PURCHASES       SALES
----                      -----------   -----------
Income Equity Fund        $46,696,530   $38,924,262
Diversified Equity Fund    30,142,867    29,433,114
Special Equity Fund        16,708,494    27,225,346
Income Fund                41,223,615    40,719,788
Long/Short Fund            31,129,345    25,665,939

Purchases and sales of U.S. government securities for the year ended March 31, 2006, totaled:

FUND           PURCHASES       SALES
----          -----------   ----------
Income Fund   $10,981,066   $9,883,979

5.   FEDERAL TAX INFORMATION:

At March 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:
NET UNREALIZED

                                         TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
                            TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                          ------------   --------------   --------------   --------------
Income Equity Fund        $103,889,345     $28,085,688     $(1,369,116)     $26,716,572
Diversified Equity Fund     50,446,733       6,843,702        (988,549)       5,855,153
Special Equity Fund         24,379,193       5,826,667        (614,115)       5,212,552
Income Fund                 74,813,971          36,861      (2,761,323)      (2,724,462)
Long/Short Fund             34,544,547       1,938,394        (519,106)       1,419,288

The tax character of distributions paid during the fiscal year ended March 31, 2006 were as follows:

                              DISTRIBUTIONS PAID FROM
                          -------------------------------
                                            NET LONG TERM   TOTAL TAXABLE   TAX RETURN OF   TOTAL DISTRIBUTIONS
                          ORDINARY INCOME   CAPITAL GAINS   DISTRIBUTIONS      CAPITAL            PAID(1)
                          ---------------   -------------   -------------   -------------   -------------------
Income Equity Fund           $2,909,557      $10,900,504     $13,810,061          --            $13,810,061
Diversified Equity Fund           4,654               --           4,654          --                  4,654
Special Equity Fund                  --               --              --          --                     --
Income Fund                   3,057,168               --       3,057,168          --              3,057,168
Long/Short Fund               1,002,356           21,323       1,023,679          --              1,023,679

The tax character of distributions paid during the fiscal year ended March 31, 2005 was as follows:

                              DISTRIBUTIONS PAID FROM
                          -------------------------------
                                            NET LONG TERM   TOTAL TAXABLE   TAX RETURN OF   TOTAL DISTRIBUTIONS
                          ORDINARY INCOME   CAPITAL GAINS   DISTRIBUTIONS      CAPITAL            PAID(1)
                          ---------------   -------------   -------------   -------------   -------------------
Income Equity Fund           $1,530,559      $ 2,768,175     $ 4,298,774       $    --          $ 4,298,774
Diversified Equity Fund          48,439               --          48,439            --               48,439
Special Equity Fund                  --       10,284,684      10,284,684        62,828           10,347,512
Income Fund                   2,801,199               --       2,801,199            --            2,801,199
Long/Short Fund                 706,183               --         706,183            --              706,183

                                    Continued

1ST SOURCE MONOGRAM FUNDS

As of March 31, 2006 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                                              TOTAL
                          UNDISTRIBUTED   UNDISTRIBUTED                  ACCUMULATED      UNREALIZED       ACCUMULATED
                            ORDINARY       LONG--TERM     ACCUMULATED    CAPITAL AND     APPRECIATION       EARNINGS
                             INCOME       CAPITAL GAINS    EARNINGS     OTHER LOSSES   (DEPRECIATION)(2)    (DEFICIT)
                          -------------   -------------   -----------   ------------   -----------------   -----------
Income Equity Fund           $126,061       $3,295,350     $3,421,411    $        --      $26,716,572      $30,137,983
Diversified Equity Fund         3,230               --          3,230     (6,824,081)       5,855,153         (965,698)
Special Equity Fund                --               --             --     (2,767,189)       5,212,552        2,445,363
Income Fund                    41,712               --         41,712     (2,529,137)      (2,724,462)      (5,211,887)
Long/Short Fund               570,951          284,580        855,531             --        1,419,288        2,274,819

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes. Short-term capital gain distributions are treated as ordinary income distributions for tax purposes.

(2) The differences between book--basis and tax--basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of March 31, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                            AMOUNT     EXPIRES
                          ----------   -------
Diversified Equity Fund   $5,559,452     2011
                           1,264,629     2012
Special Equity Fund        2,767,189     2013
Income Fund                  743,428     2009
                             283,047     2013
                             958,942     2014

Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2007:

              POST-OCTOBER LOSS
              -----------------
Income Fund        $543,720

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of 1st Source Monogram Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments and securities sold short, of 1st Source Monogram Funds (the "Funds") (comprising the 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, and 1st Source Monogram Long/Short
Fund), as of March 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the period ended March 31, 2005 and prior were audited by other auditors. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated May 24, 2005.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1st Source Monogram Funds at March 31, 2006, the results of their operations, the changes in their net assets, and financial highlights the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Columbus, Ohio
May 15, 2006

1ST SOURCE MONOGRAM FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND 1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC. (THE "ADVISER")

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Adviser, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February 23, 2006. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Investment Advisory Agreement. The Board met during the meeting directly with representatives of the Adviser and reviewed various factors with them concerning the proposed continuation of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds since the inception of each of the Funds. The Board took note of the fact that the performance results achieved by the Adviser for each of the Funds (other than the Special Equity Fund), on both a short-term basis and on a longer-term basis, was favorable on a comparative basis and that the Adviser produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board considered and discussed the fact that the short-term performance of the Special Equity Fund has not been as consistently favorable as the other Funds, and the Board reviewed with the Adviser efforts that the Adviser has been taking to address the performance results for that Fund in order to achieve more consistently favorable results and the Board requested that they be kept apprised of these efforts by the Adviser. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds and their plans for the continued growth of each of the Funds. The Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services. They also noted that certain affiliates of the Adviser received certain shareholder administrative fees from the Funds in connection with shareholder administrative services provided to certain Fund shareholders and the Board noted that the fees were reasonable for the nature of the services provided. The Board also reviewed financial information concerning the Adviser relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser, which was found to be consistent with industry standards, and the financial soundness of the Adviser as demonstrated by the financial information provided was also noted. The Board further reviewed the Adviser's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed renewal of the Investment Advisory Agreement with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting the Adviser's investment expertise and the investment strategies utilized by the Adviser with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of the Adviser their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. With respect to the Special Equity Fund, the Board noted that it will continue to monitor the performance results for that Fund as the Adviser addresses the management and performance of that Fund. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

FEDERAL INCOME TAX INFORMATION

During the fiscal year ended March 31, 2006, the Funds declared long--term realized gain distributions in the following amounts:

                     15% CAPITAL GAINS
                     -----------------
Income Equity Fund      $10,900,504

For the fiscal year ended March 31, 2006, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

                             DISTRIBUTIONS
                          RECEIVED DEDUCTION
                          ------------------
Income Equity Fund                88%
Diversified Equity Fund          100%
Income Fund                        4%
Long/Short Fund                   55%

For the fiscal year ended March 31, 2006, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

                        QUALIFIED
                     DIVIDEND INCOME
                     ---------------
Income Equity Fund         89%
Income Fund                 4%
Long/Short Fund            57%

TABLE OF SHAREHOLDER EXPENSES (UNAUDITED):

As a shareholder of the 1st Source Monogram Funds, you incur ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 1st Source Monogram Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8 6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                              BEGINNING ACCOUNT       ENDING         EXPENSE PAID       EXPENSE RATIO
                                                    VALUE         ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                   10/1/05           3/31/06      10/1/05 - 3/31/06   10/1/05 - 3/31/06
                                              -----------------   -------------   -----------------   -----------------
1st Source Monogram Income Equity Fund            $1,000.00         $1,106.20           $6.20               1.18%
1st Source Monogram Diversified Equity Fund        1,000.00          1,029.50            7.08               1.40%
1st Source Monogram Special Equity Fund            1,000.00          1,145.40            7.65               1.43%
1st Source Monogram Income Fund                    1,000.00            998.70            4.88               0.98%
1st Source Monogram Long/Short Fund                1,000.00          1,044.40            8.36               1.64%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each 1st Source Monogram Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                              BEGINNING ACCOUNT       ENDING         EXPENSE PAID       EXPENSE RATIO
                                                    VALUE         ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                                                   10/1/05            3/31/06     10/1/05 - 3/31/06   10/1/05 - 3/31/06
                                              -----------------   -------------   -----------------   -----------------
1st Source Monogram Income Equity Fund            $1,000 00         $1,019.05           $5.94               1.18%
1st Source Monogram Diversified Equity Fund        1,000 00          1,017.95            7.04               1.40%
1st Source Monogram Special Equity Fund            1,000 00          1,017.80            7.19               1.43%
1st Source Monogram Income Fund                    1,000 00          1,020.04            4.94               0.98%
1st Source Monogram Long/Short Fund                1,000 00          1,016.75            8.25               1.64%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

1ST SOURCE MONOGRAM FUNDS

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders (the "Meeting") of The Coventry Group (the "Group") was held on February 21, 2006. The Funds are separate investment series of the Group. The Meeting was held for the purpose of electing Trustees of the Group. As of the record date for the Meeting, there were 153,785,122 shares of beneficial interest in the Group outstanding. Information regarding the results of the shareholder vote are set forth below. Each of the nominees was elected to the Board by the requisite shareholder vote.

Trustee Nominee          Affirmative Votes   % of Outstanding   Votes Withheld   % of Outstanding
---------------          -----------------   ----------------   --------------   ----------------
James H. Woodward            93,503,623           60.83%              4,475           .003%
Michael M. Van Buskirk       93,503,623           60.83%              4,475           .003%
Maurice G. Stark             93,503,623           60.83%              4,475           .003%
Diane E. Armstrong           93,503,623           60.83%              4,475           .003%
Walter B. Grimm              93,193,133           60.63%            314,965           .205%

                                    Continued

1ST SOURCE MONOGRAM FUNDS

                              TRUSTEES AND OFFICERS
                                 MARCH 31, 2006

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees. The Fund's Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge and upon request, by calling 1-800-766-8938.

                                                                                                  NUMBER OF
                                               TERM OF                                              FUNDS
                                              OFFICE**                                             IN FUND
                                             AND LENGTH                                            COMPLEX
NAME, ADDRESS            POSITIONS(S) HELD     OF TIME     PRINCIPAL OCCUPATION(S) DURING PAST   OVERSEEN BY  OTHER DIRECTORSHIP
AGE                        WITH THE FUNDS      SERVED                  FIVE YEARS                  TRUSTEE      HELD BY TRUSTEE
-------------           -------------------  ----------  --------------------------------------  -----------  ------------------
INTERESTED TRUSTEES*
Walter B. Grimm                Trustee       Since 1996  Retired. From June 1992 to 2005,             15           American
3435 Stelzer Road                                        employee of BISYS Fund Services.                     Performance Funds;
Columbus, Ohio 43219                                                                                             Legacy Funds
Age: 60                                                                                                       Group; Performance
                                                                                                               Funds Trust; The
                                                                                                                Coventry Funds
                                                                                                                     Trust

INDEPENDENT TRUSTEES
Maurice G. Stark               Trustee       Since 1992  Retired.                                     15      The Coventry Funds
3435 Stelzer Road                                                                                                    Trust
Columbus, Ohio 43219
Age: 70

Michael M. Van Buskirk       Trustee and     Since 1992  From June 1991 to present, employee of       15      The Coventry Funds
3435 Stelzer Road          Chairman of the               and currently President of The Ohio                         Trust
Columbus, Ohio 43219      Board of Trustees              Bankers' League (trade association).
Age: 59

Diane Armstrong                Trustee       Since 2004  From August 2003 to present, Principal       15      The Coventry Funds
3435 Stelzer Road                                        of King Dodson Armstrong Financial                          Trust
Columbus, Ohio 43219                                     Advisors, Inc.; from April 2000 to
Age: 41                                                  August 2003, Director of Financial
                                                         Planning, Hamilton Capital Management.

Dr. James Woodward             Trustee       Since 2006  Retired. From July 1989 to June 2005         15      The Coventry Funds
3435 Stelzer Road                                        Chancellor, University of North                             Trust
Columbus, Ohio 43219                                     Carolina at Charlotte.
Age: 66

OFFICERS WHO ARE NOT TRUSTEES
R. Jeffrey Young              President      Since 1999  From October 1993 to present, employee
3435 Stelzer Road                                        of BISYS Fund Service.
Columbus, Ohio 43219
Age: 41

Aaron Masek                   Treasurer      Since 2006  From March 1997 to present, employee
3435 Stelzer Road                                        of BISYS Fund Services.
Columbus, Ohio 43219
Age: 32

Timothy Bresnahan             Secretary      Since 2005  From February 2005 to present,
3435 Stelzer Road                                        employee of BISYS Fund Services; from
Columbus, Ohio 43219                                     March 2004 to February 2005, employee
Age: 37                                                  of the law firm of Greenberg Traurig;
                                                         from October to March 2004, employee
                                                         of Deutsche Bank Asset Management,
                                                         Inc.; from September, 2001 to
                                                         February, 2003, Associate of the law
                                                         firm Goodwin Procter, L.L.P.

Alaina V. Metz          Assistant Secretary  Since 1995  From June 1995 to present, employee of
3435 Stelzer Road                                        BISYS Fund Services.
Columbus, Ohio 43219
Age: 37

George L. Stevens         Chief Compliance   Since 2004  From September 1996 to present,
3435 Stelzer Road              Officer                   employee of BISYS Fund Services.
Columbus, Ohio 43219
Age: 54

* Mr. Grimm is considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to his previous employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

                       This page intentionally left blank.

(1ST SOURCE MONOGRAM FUNDS (SM) LOGO)

INVESTMENT ADVISOR
1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.
100 NORTH MICHIGAN STREET
SOUTH BEND, IN 46601

DISTRIBUTOR
BISYS FUND SERVICES, LIMITED PARTNERSHIP
3435 STELZER ROAD
COLUMBUS, OH 43219

FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED
BY A CURRENT PROSPECTUS.

FSSEPT 05/06

(BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO)

BOSTON TRUST BALANCED FUND
BOSTON TRUST EQUITY FUND
BOSTON TRUST SMALL CAP FUND

WALDEN SOCIAL BALANCED FUND
WALDEN SOCIAL EQUITY FUND

(WALDEN ASSET MANAGEMENT LOGO)
Investing for social change since 1975

                                                                   ANNUAL REPORT
                                                                  March 31, 2006

                                                                   ANNUAL REPORT
TABLE OF CONTENTS                                                 March 31, 2006

BOSTON TRUST BALANCED FUND
   Market and Performance Review ..........................................    1
   Investment Performance .................................................    3
   Schedule of Portfolio Investments ......................................    8
   Financial Statements ...................................................   10
   Financial Highlights ...................................................   12

BOSTON TRUST EQUITY FUND
   Market and Performance Review ..........................................    1
   Investment Performance .................................................    4
   Schedule of Portfolio Investments ......................................   13
   Financial Statements ...................................................   14
   Financial Highlights ...................................................   16

BOSTON TRUST SMALL CAP FUND
   Market and Performance Review ..........................................    5
   Investment Performance .................................................    7
   Schedule of Portfolio Investments ......................................   17
   Financial Statements ...................................................   18
   Financial Highlights ...................................................   20

SOCIAL RESEARCH AND ACTION UPDATE .........................................   21

WALDEN SOCIAL BALANCED FUND
   Market and Performance Review ..........................................   23
   Investment Performance .................................................   26
   Schedule of Portfolio Investments ......................................   28
   Financial Statements ...................................................   30
   Financial Highlights ...................................................   32

WALDEN SOCIAL EQUITY FUND
   Market and Performance Review ..........................................   23
   Investment Performance .................................................   27
   Schedule of Portfolio Investments ......................................   33
   Financial Statements ...................................................   34
   Financial Highlights ...................................................   36

Notes to Financial Statements .............................................   37

Report of Independent Registered Public Accounting Firm ...................   40

Supplementary Information .................................................   41

Information about Trustees & Officers .....................................   46

(BOSTON TRUST INVESTMENT MANAGEMENT, INC LOGO)

                                                     BOSTON TRUST BALANCED FUND+
Market and Performance                                 BOSTON TRUST EQUITY FUND+
Review (unaudited)                       Manager Commentary by Domenic Colasacco

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7050.

ECONOMIC SUMMARY & OUTLOOK

The current economic expansion, both in the United States and globally, has been driven by stimulative fiscal and monetary policies within most industrialized and emerging markets. Growth has also been supported through this period by greater political co-operation, increased trade, and technology-based enhancements to labor productivity. In the process, global employment and incomes have risen, while the availability of lower cost manufactured goods and services has kept inflation rates comparatively low despite increases in the prices of most raw materials. Global capital markets have recognized these favorable economic trends, with most markets rising steadily over the past several years.

Our consistently positive assessment of the domestic economy since the summer of 2003 has relied on a continuation of these core global business and political trends. Over this period, we have evaluated but decided to look past such ominous media headlines as the war in Iraq, potential terrorist attacks, Federal budget deficits, rising interest rates, and record oil prices, among others. In recent months, financial headlines have focused on reports of a decline in home sales. Together with the rise in interest rates, these reports have raised some concern that home values are about to decline, with the natural consequence being an adverse impact on consumer spending and economic activity generally. As with all of the other issues noted above, concerns related to house values have merit. Yet broader economic evidence suggests that continued, though perhaps more moderate, growth in GDP(1) over the next year or two is likely even if home values stagnate. Fiscal policy, business capital spending, and rising employment are among the key positive forces.

The still high price of oil, which has received more than its fair share of media headlines and commentary in these reports over the past year, has a dual impact on economic activity. In part, high energy prices usurp general consumer spending and, to the extent we import energy, serve as a restrictive tax on the domestic economy. On the positive side, we have begun to see much greater capital investment to explore and develop additional energy resources. At current price levels, many more energy reserves have become economically viable, as has additional investment related to energy conservation. Both types of expenditures will stimulate industrial production through more demand for machinery and related equipment. An added benefit is that the increase in energy production will tend to restrain prices even within an environment where global economic activity remains strong. In short, without some type of exogenous event, our view is that the probability of a sudden slowdown in economic growth over the next year or so remains low.

INVESTMENT STRATEGY

ASSET ALLOCATION: Our decision to keep the Balanced Fund's equity allocation at the upper end of the usual 40% to 75% range over the past three years has been based on a combination of favorable economic trends and attractive equity valuations relative to the low returns available in bonds and money market instruments. Indeed, since the summer of

+    Formerly known as the Boston Balanced Fund and the Boston Equity Fund.

(1) The GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

                                                     BOSTON TRUST BALANCED FUND+
Market and Performance                                 BOSTON TRUST EQUITY FUND+
Review (cont.)                           Manager Commentary by Domenic Colasacco

2003, the increase in corporate profits and cash flow has been greater than the change in stock valuation. The net result is that stocks generally are still reasonably valued today despite a price recovery of roughly 50% in the S&P 500 Index(2) over the past three years. Values are especially attractive among stocks of larger, higher quality companies, many of which are available at 15 to 20 times prospective earnings, which are the lowest levels since the mid-1990's. For stocks to perform poorly over the next few years, either the economy and corporate profits would have to falter, or long term interest rates would have to rise well above current levels. Neither seems likely to us at this time. Barring a change in this view (or a sharp rise in stock prices), we expect to keep the Balanced Fund's equity exposure close to the current level of over 70% of total assets.++

PORTFOLIO COMPOSITION & SECURITY SELECTION: Over the past few months a number of clients have asked us what we plan to do differently this year in order to improve upon the disappointing 2005 performance of stocks held in both the Balanced and Equity Funds. Our consistent answer to this question is that we expect to continue to focus our efforts on the same process that has worked well since the Balanced Fund's inception -- the selection of companies that are in a strong position to sustain growth in revenues, profits, and cash flow. Our response emphasizes that the below average equity segment performance over the past year has not been caused by a broad-based failure of the individual companies held to generate profit growth. In the aggregate, the companies in both Funds recorded earnings growth of roughly 15% last year. The performance short-fall was caused by a contraction in the price-earnings ratios of the individual stocks, not a lack of profit growth. To an even greater extent than the market generally, today most of the stocks we hold in the Funds are available at reasonable prices. A primary tenet in stock selection is that prices eventually reflect the realities of the fundamental business trends, in particular the growth of sales, profits and cash flow. It will not be different this time. The primary unknown involves timing, which is both impossible to control and difficult to forecast. Years of observation have led us to conclude that changing selection styles solely to chase stocks with recent price momentum is typically a losing long-term strategy.

Dentsply, Illinois Tool Works, Johnson & Johnson, 3M Company, and United Parcel Service are among the companies held in the Fund that recorded strong earnings growth last year, but whose stock prices actually fell. Other investments such as Costco, Wilmington Trust, Becton-Dickinson, Sigma-Aldrich, and T. Rowe Price increased in value, but by a lower percentage than the respective growth in profits. The result is the same for both groups--stock values are more attractive today than a year ago. If we perform the security analysis task of retaining investments only in those companies that are able to sustain business growth, respective stock prices will reflect such progress in time.++

On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.


/s/ Domenic Colasacco
----------------------------------------
Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

(2) The S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole.

+    Formerly known as the Boston Balanced Fund and the Boston Equity Fund.

++   Portfolio composition is subject to change.

                                                     BOSTON TRUST BALANCED FUND+
Investment Performance (unaudited)                                March 31, 2006

Fund Net Asset value: $29.11

                                                                                   ANNUALIZED
                                                                 ---------------------------------------------
                                                 QUARTER ENDED   1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED
                                                    3/31/06         3/31/06        3/31/06          3/31/06
                                                 -------------   ------------   -------------   --------------
BOSTON TRUST BALANCED FUND*                           2.61%          4.97%          5.96%            8.55%
Lipper Balanced Funds Average**                       3.17%          9.48%          4.42%            7.10%
Standard & Poor's 500 Stock Index**                   4.21%         11.72%          3.97%            8.95%
Lehman Brothers Government/Credit Bond Index**       -1.01%          2.02%          5.23%            6.32%
90-Day U.S. Treasury Bills**                          1.05%          3.53%          2.08%            3.61%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-282-8782 EXT. 7050.

* After all expenses at an annual rate of 1.00%, the adviser's expenses limitation.

**   Performance is calculated from November 30, 1995.

                               (PERFORMANCE GRAPH)


                                                Lehman                 Lipper
                        90-Day                 Brothers               Balanced                 Boston
                     U.S. Treasury           Gov't./Credit              Funds                 Balanced             S&P 500
                         Bills                Bond Index               Average                  Fund             Stock Index
                     -------------           -------------            --------                --------           -----------
       Mar-96            10000                   10000                  10000                  10000                10000
                         10126                   10047                  10232                  10239                10449
                         10260                   10224                  10509                  10594                10772
       Dec-96            10389                   10537                  11074                  11285                11670
                         10519                   10446                  11095                  11469                11983
                         10651                   10826                  12272                  12839                14074
                         10787                   11205                  13105                  13571                15129
       Dec-97            10926                   11565                  13286                  14337                15563
                         11063                   11740                  14340                  15958                17734
                         11200                   12047                  14511                  16378                18320
                         11336                   12644                  13613                  15375                16497
       Dec-98            11458                   12661                  15252                  17102                20011
                         11582                   12509                  15492                  17114                21008
                         11711                   12372                  16182                  17908                22489
                         11848                   12439                  15469                  17001                21084
       Dec-99            11999                   12389                  16659                  17883                24221
                         12164                   12722                  17190                  17895                24777
                         12338                   12906                  16996                  17852                24119
                         12523                   13277                  17356                  17715                23885
       Dec-00            12712                   13857                  17058                  17948                22016
                         12867                   14300                  16149                  17001                19406
                         12984                   14343                  16780                  17351                20542
                         13090                   15026                  15378                  16795                17527
        1-Dec            13154                   15035                  16458                  17671                19399
                         13207                   14964                  16493                  18153                19453
                         13263                   15526                  15329                  17571                16847
                         13321                   16411                  13890                  16989                13936
        2-Dec            13366                   16694                  14565                  17435                15112
                         13405                   16969                  14317                  17217                14636
                         13440                   17567                  15872                  18292                16889
                         13472                   17478                  16169                  18648                17336
        3-Dec            13504                   17474                  17406                  20044                19447
                         13535                   18012                  17784                  20421                19776
                         13572                   17441                  17736                  20938                20117
                         13623                   18061                  17666                  20783                19741
        4-Dec            13690                   18206                  18800                  22141                21563
                         13773                   18084                  18542                  21637                21100
                         13867                   18707                  18858                  21516                21389
                         13981                   18527                  19334                  21765                22160
        5-Dec            14111                   18638                  19601                  22136                22622
        6-Mar            14259                   18449                  20192                  22713                23574

The chart represents a historical investment of $10,000 in the Boston Trust Balanced Fund from April 1, 1996, to March 31, 2006, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Trust Balanced Fund is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

+    Formerly known as the Boston Balanced Fund.

                                                       BOSTON TRUST EQUITY FUND+
Investment Performance (unaudited)                                March 31, 2006

Fund Net Asset Value: $12.39

                                                              ANNUALIZED
                                                    ------------------------------
                                    QUARTER ENDED   1 YEAR ENDED   SINCE INCEPTION
                                       3/31/06         3/31/06       OCT. 1, 2003
                                    -------------   ------------   ---------------
BOSTON TRUST EQUITY FUND*               3.86%           6.23%           10.71%
Standard & Poor's 500 Stock Index       4.21%          11.72%           12.10%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-282-8782 EXT. 7050.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

                               (PERFORMANCE GRAPH)

                          Boston           S&P 500
                          Equity            Stock
                           Fund             Index
                          ------           -------

      10/1/2003            10000            10000
         Dec-03            11076            11218
         Mar-04            11206            11408
         Jun-04            11677            11604
         Sep-04            11457            11387
         Dec-04            12397            12438
         Mar-05            12141            12171
         Jun-05            11998            12338
         Sep-05            12193            12782
         Dec-05            12419            13049
         Mar-06            12898            13598

The chart represents a historical investment of $10,000 in the Boston Trust Equity Fund from October 1, 2003, to March 31, 2006, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Trust Equity Fund is compared to the Standard & Poor's 500 Stock Index, which is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

+    Formerly known as the Boston Equity Fund.

Market and Performance                               BOSTON TRUST SMALL CAP FUND
Review                                           Manager Commentary by Ken Scott

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. SMALL-CAPITALIZATION STOCKS TYPICALLY CARRY ADDITIONAL RISK, SINCE SMALLER COMPANIES GENERALLY HAVE HIGHER RISK OF FAILURE AND, HISTORICALLY, THEIR STOCKS HAVE EXPERIENCED A GREATER DEGREE OF VOLATILITY.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7050.

FINANCIAL MARKETS AND FUND PERFORMANCE

The Boston Trust Small Cap Fund's unit value increased by 10.62% in the first quarter of 2006, but trailed the Russell 2000(R) Index(3), which rose 13.94%. For the twelve-month period and three-year periods ended March 31, 2006, the Fund also experienced strong absolute returns, but trailed the strong absolute performance of the Russell 2000(R). For the five- and ten-year periods ended March 31, 2006, the Fund has outperformed the Russell 2000(R) and small cap funds in general, with less volatility.

The Boston Trust Small Cap Fund and the Russell 2000(R) benchmark posted another stunning quarter on an absolute basis, and small cap stocks extended their outperformance relative to large-cap stocks to five years. This reflects the stronger recent earnings growth of smaller companies as well as their increasing valuations and the market's perception of lower risk. Moreover, according to one small cap strategist on Wall Street, small cap mutual funds continued to experience above average net fund flows during the quarter.

SMALL CAP DIVERSIFICATION

A strong economy, healthy merger and acquisition activity, and an end to Federal Reserve Bank rate hikes would be likely to favor small cap stocks. Overall valuations of small cap stocks, relative to their earnings growth rates, remain comparable to those of large cap stocks. However, significant risks remain, including the ability of small cap companies to sustain and meet expectations for strong, double-digit earnings growth in 2006. We believe that shareholders will benefit from the diversification offered by this investment style, but note that shareholders should continue to expect volatility in the performance of small cap stocks and funds in the coming quarters and years.

What underlies the Fund's underperformance relative to the Russell 2000(R) on a short-term basis? In a word, quality. The Fund continues to favor companies with better-than-average profitability, better-than-average growth rates, reasonable valuation, and below-average risk. While there are, as we note below, other factors involved, the Fund's high quality nature has remained a recent headwind, as well as a long-term tailwind, to relative performance. For the quarter, the trailing twelve months, and the three-year period, higher quality small cap stocks have underperformed their lower quality peers. Small companies without earnings and with higher valuations have recently outperformed small cap stocks overall. Moreover, we estimate that higher quality small cap stocks (those rated B+ or better according to Standard & Poor's methodology for earnings quality) underperformed lower quality small cap stocks (those rated B or below) by approximately 4 percentage points in the first quarter, with the lowest quality stocks (C-rated and D-rated) performing best. The reverse holds true for any longer-term periods, and we remain confident that the higher quality stocks are likely to outperform lower quality stocks through full market cycles. Moreover, we believe that a combination of earnings deceleration, rising interest rates, and increased quality spreads in the near- or mid-term may favor higher quality/lower risk investment styles. Nevertheless, short-term relative underperformance (and strong absolute performance) may persist with continued market expectations for above average economic performance with below average risk.+

SMALL CAP STOCKS

There was strong divergence, once again, in performance of the various small cap sectors during the first quarter. Small cap consumer staples, industrials, materials, technology and utilities outperformed small cap stocks overall. Conversely, consumer discretionary, financials, and health care stocks underperformed small cap stocks overall, while energy was roughly in-line. Looking back over the last twelve months, the performance of more cyclical small cap stocks has been quite strong, while consumer, financial and utilities have underperformed. Investment style had minimal impact on performance over the past year, as growth and value stocks have performed similarly.

While we seek sector weights comparable to those of the small cap market over time, deviations in various sector weights, such as an underweight in financials, had a slight positive impact on the Fund's relative performance for the quarter. The slightly

(3) The RUSSELL 2000(R) INDEX is generally representative of the smallest 2000 companies in the Russell 3000(R) Index.

+    Portfolio composition is subject to change.

Market and Performance                               BOSTON TRUST SMALL CAP FUND
Review (cont.)                                   Manager Commentary by Ken Scott

larger-than-average size of the companies in the Fund, relative to the small cap market, was a mild, offsetting negative factor for the quarter and the trailing twelve months. Among the Fund's six investment themes, companies categorized in Environmental Efficiency and Healthy Living performed better than companies in the other themes.+

The Fund sold the full position of three stocks this quarter: CDW, Echelon, and Quidel. The latter two were sold due to concerns about their financial condition. Conversely, CDW's success resulted in a market capitalization that was too large for small cap portfolios. The Fund purchased shares of two slightly smaller technology companies. NATIONAL INSTRUMENTS makes "virtual instrumentation" products, which measure electrical signals such as voltage or physical phenomena such as temperature or vibration. The benefits of these testing systems include increased manufacturing productivity, reduced costs and faster time to market. For the past seven years, the company has been named one of Fortune magazine's "100 Best Companies to Work For in America." Its comprehensive benefits include an on-site fitness center, matching charitable contributions, and discretionary cash awards. TEKTRONIX is a market leader in electronic measurement instruments, especially benchtop oscilloscopes, which are used by engineers to measure electric signals, in the form of graphs, when testing new electronics products. Tektronix also has strong workplace practices, including paid time for volunteer work, matching charitable giving, flextime, and jobsharing. We believe that companies with comprehensive and innovative benefits can attract superior employment candidates, boost employee productivity, and reduce turnover costs.+

On behalf of all of us at Boston Trust & Investment Management Company, we thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at 617.726.7003 should you have any questions about our investment views or your account.

THE EQUITIES OF THE COMPANIES IN BOLD-FACE ABOVE WERE HOLDINGS OF THE BOSTON TRUST SMALL CAP FUND AS OF MARCH 31, 2006.

                                                     BOSTON TRUST SMALL CAP FUND
Investment Performance (unaudited)                                March 31, 2006

Fund Net Asset Value: $10.94

                                                                 ANNUALIZED
                                               ---------------------------------------------
                               QUARTER ENDED   1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED
                                  3/31/06         3/31/06        3/31/06          3/31/06
                               -------------   ------------   -------------   --------------
BOSTON TRUST SMALL CAP FUND*       10.62%         17.83%          13.53%          12.04%
RUSSELL 2000(R) INDEX              13.94%         25.85%          12.59%          10.15%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-282-8782 EXT. 7050.

* The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund's Advisor prior to the establishment of the Fund on December 16, 2005. The performance of the collective fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Advisor's expense limitation, for its initial year of investment operations. The quoted performance for the Boston Trust Small Cap Fund ("Mutual Fund") prior to December 16, 2005 (when the Fund was first registered) includes performance of a common and collective trust fund ("Commingled") account advised by Boston Trust Investment Management, Inc. for periods dating back to 3/31/96 and prior to commencement of operations of the Mutual Fund. The Commingled performance was restated to reflect the expenses associated with the Mutual Fund. The Commingled account was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled accounts' performance may have been adversely affected.

                  (PERFORMANCE GRAPH)

                                       Boston
                                        Trust                 Russell
                                        Small                  2000
                                      Cap Fund                 Index
                                      --------                -------

                 Mar-96                 10000                   10000
                                        10444                   10500
                                        10823                   10536
                 Dec-96                 10901                   11084
                                        10255                   10511
                                        11476                   12215
                                        12900                   14032
                 Dec-97                 12665                   13563
                                        14174                   14927
                                        13442                   14231
                                        11058                   11364
                 Dec-98                 12926                   13217
                                        11672                   12500
                                        12926                   14444
                                        12286                   13531
                 Dec-99                 13279                   16027
                                        15082                   17162
                                        16146                   16513
                                        18570                   16696
                 Dec-00                 17988                   15543
                                        16525                   14532
                                        19033                   16608
                                        15963                   13155
                 Dec-01                 18400                   15929
                                        19268                   16564
                                        17544                   15180
                                        15611                   11932
                 Dec-02                 16048                   12666
                                        15715                   12097
                                        18439                   14931
                                        19628                   16286
                 Dec-03                 22338                   18651
                                        23625                   19819
                                        24611                   19913
                                        24050                   19344
                 Dec-04                 26963                   22070
                                        26453                   20892
                                        27139                   21794
                                        29079                   22816
                 Dec-05                 28178                   23075
                 Mar-06                 31169                   26292

The chart represents a historical investment of $10,000 in the Boston Trust Small Cap Fund from April 1, 1996 to March 31, 2006, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Trust Small Cap Fund is compared to the Russell 2000(R) Index, which is unmanaged and generally representative of the smallest 2000 companies in the Russell 3000(R) Index. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                     BOSTON TRUST BALANCED FUND+
Schedule of Portfolio Investments                                 March 31, 2006

COMMON STOCKS (73.7%)

SECURITY DESCRIPTION                               SHARES       VALUE ($)
--------------------                             ----------   ------------
BASIC MATERIALS (5.1%)
Air Products & Chemical, Inc .................       15,000   $  1,007,850
Donaldson Co., Inc ...........................       75,000      2,534,250
Ecolab, Inc ..................................       75,000      2,865,000
Sigma-Aldrich ................................       30,000      1,973,700
                                                              ------------
                                                                 8,380,800
                                                              ------------
CAPITAL GOODS (3.9%)
Illinois Tool Works ..........................       35,000      3,370,850
Precision Castparts Corp .....................       50,000      2,970,000
                                                              ------------
                                                                 6,340,850
                                                              ------------
CONSUMER CYCLICALS (3.1%)
Johnson Controls, Inc ........................       40,000      3,037,200
Staples, Inc .................................       40,000      1,020,800
The Home Depot, Inc ..........................       25,000      1,057,500
                                                              ------------
                                                                 5,115,500
                                                              ------------
CONSUMER PRODUCTS (2.2%)
Aptargroup, Inc ..............................       35,000      1,933,750
The McGraw-Hill Cos., Inc ....................       30,000      1,728,600
                                                              ------------
                                                                 3,662,350
                                                              ------------
CONSUMER STAPLES (9.2%)
Clorox Co. ...................................       20,000      1,197,000
Costco Wholesale Corp ........................       60,000      3,249,600
Procter & Gamble Co ..........................       60,000      3,457,200
Sysco Corp ...................................       60,000      1,923,000
The Hershey Co ...............................       15,000        783,450
W.W.Grainger, Inc ............................       25,000      1,883,750
Walgreen Co ..................................       25,000      1,078,250
Wm.Wrigley Jr Co .............................       25,000      1,600,000
                                                              ------------
                                                                15,172,250
                                                              ------------
ENERGY (7.9%)
Apache Corp ..................................       12,500        818,875
BP PLC, ADR ..................................       70,000      4,825,800
Emerson Electric Co. .........................       15,000      1,254,450
Exxon Mobil Corp .............................      100,000      6,086,000
                                                              ------------
                                                                12,985,125
                                                              ------------
FINANCIAL SERVICES (16.6%)
American Express Co. .........................       25,000      1,313,750
AmSouth Bancorporation .......................       40,000      1,082,000
Bank of America Corp .........................       55,000      2,504,700
Cincinnati Financial Corp ....................       50,000      2,103,500
Comerica, Inc ................................       25,000      1,449,250
Commerce Bancshares, Inc .....................       25,000      1,291,750
First Midwest Bancgroup, Inc .................       30,000      1,097,100
Morgan Stanley ...............................       20,000      1,256,400
Northern Trust Corp ..........................       20,000      1,050,000
State Street Corp ............................       25,000      1,510,750
Suntrust Banks, Inc ..........................       10,000        727,600
T.Rowe Price Group, Inc ......................       40,000      3,128,400
The Goldman Sachs Group, Inc .................       15,000      2,354,400
Wachovia Corp ................................       35,000      1,961,750
Wells Fargo & Co .............................       20,000      1,277,400
Wilmington Trust Corp ........................       75,000      3,251,250
                                                              ------------
                                                                27,360,000
                                                              ------------
HEALTH CARE (12.1%)
Amgen, Inc.(a) ...............................       15,000      1,091,250
Becton, Dickinson & Co .......................       40,000      2,463,200
Biomet, Inc ..................................       50,000      1,776,000
C.R.Bard, Inc ................................       40,000      2,712,400
Caremark Rx, Inc.(a) .........................       25,000      1,229,500

                                                  SHARES OR
                                                  PRINCIPAL
SECURITY DESCRIPTION                               AMOUNT       VALUE ($)
--------------------                             ----------   ------------
Dentsply International, Inc ..................       35,000      2,035,250
Henry Schein, Inc.(a) ........................       25,000      1,196,500
Johnson & Johnson, Inc .......................       40,000      2,368,800
Medtronic, Inc ...............................       40,000      2,030,000
Saint Jude Medical, Inc.(a) ..................       40,000      1,640,000
Stryker Corp .................................       30,000      1,330,200
                                                              ------------
                                                                19,873,100
                                                              ------------
PRODUCER PRODUCTS (1.8%)
Carlisle Cos., Inc ...........................       15,000      1,227,000
General Electric Co ..........................       50,000      1,739,000
                                                              ------------
                                                                 2,966,000
                                                              ------------
TECHNOLOGY (8.9%)
3M Co ........................................       15,000      1,135,350
Applied Materials, Inc .......................       75,000      1,313,250
Automatic Data Processing, Inc ...............       25,000      1,142,000
Cisco Systems, Inc.(a) .......................       58,600      1,269,862
Dell, Inc.(a) ................................       35,000      1,041,600
EMC Corp.(a) .................................       40,000        545,200
Intel Corp ...................................       30,000        580,500
International Business Machines Corp .........       10,000        824,700
Microsoft Corp ...............................      150,000      4,081,500
Oracle Corp.(a) ..............................      125,000      1,711,250
Texas Instruments, Inc .......................       15,000        487,050
Waters Corp.(a) ..............................       10,000        431,500
                                                              ------------
                                                                14,563,762
                                                              ------------
TRANSPORTATION (2.9%)
C.H.Robinson Worldwide, Inc ..................       50,000      2,454,500
United Parcel Service, Inc., Class B .........       30,000      2,381,400
                                                              ------------
                                                                 4,835,900
                                                              ------------
TOTAL COMMON STOCKS
(COST $82,406,448) ...........................                 121,255,637
                                                              ------------
CORPORATE OBLIGATIONS (1.5%)
BASIC MATERIALS (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13 ..............      300,000        319,429
                                                              ------------
CONSUMER CYCLICALS (0.6%)
Eaton Corp., 8.90%, 8/15/06 ..................      600,000        606,850
Leggett & Platt, Inc., 6.25%, 9/9/08(b) ......      500,000        509,104
                                                              ------------
                                                                 1,115,954
                                                              ------------
FINANCIAL SERVICES (0.7%)
General Electric Capital Corp., 8.30%,
   9/20/09 ...................................    1,000,000      1,091,982
                                                              ------------
TOTAL CORPORATE OBLIGATIONS
(COST $2,462,064) ............................                   2,527,365
                                                              ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (20.1%)
FEDERAL FARM CREDIT BANK (2.5%)
6.80%, 10/12/07 ..............................    2,500,000      2,563,678
6.30%, 12/20/10 ..............................    1,500,000      1,574,649
                                                              ------------
                                                                 4,138,327
                                                              ------------
FEDERAL HOME LOAN BANK (9.1%)
3.75%, 9/28/06 ...............................    5,000,000      4,967,755
3.88%, 12/20/06 ..............................   10,000,000      9,913,550
                                                              ------------
                                                                14,881,305
                                                              ------------
U.S. TREASURY INFLATION PROTECTED BONDS (5.5%)
3.50%, 1/15/11 ...............................    7,500,000      9,035,549
                                                              ------------
U.S. TREASURY NOTES (3.0%)
3.00%, 12/31/06 ..............................    2,000,000      1,973,204

+    Formerly known as the Boston Balanced Fund.

                                    Continued

                                                     BOSTON TRUST BALANCED FUND+
Schedule of Portfolio Investments                                 March 31, 2006

U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED

                                                  SHARES OR
                                                  PRINCIPAL
SECURITY DESCRIPTION                               AMOUNT       VALUE ($)
--------------------                             ----------   ------------
U.S. TREASURY NOTES, CONTINUED
4.75%, 5/15/14 ...............................    3,000,000      2,974,689
                                                              ------------
                                                                 4,947,893
                                                              ------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $32,671,399) ...............                  33,003,074
                                                              ------------
INVESTMENT COMPANIES (4.9%)
Fifth Third Institutional Government Money
Market Fund, Institutional Class .............    8,024,453      8,024,453
                                                              ------------
TOTAL INVESTMENT COMPANIES
(COST $8,024,453) ............................                   8,024,453
                                                              ------------
TOTAL INVESTMENTS
(COST $125,564,364) - 100.2% .................                 164,810,529
Liabilities in excess of other assets
   - (0.2)% ..................................                    (335,628)
                                                              ------------
NET ASSETS - 100.0% ..........................                $164,474,901
                                                              ============

(a)  Represents non-income producing security.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualifed institutional buyers. These securities have been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

ADR  - American Depositary Receipt

+    Formerly known as the Boston Balanced Fund.

                        See Notes to Financial Statements

Financial Statements                                 BOSTON TRUST BALANCED FUND+

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $125,564,364) ....                $164,810,529
Interest and dividends receivable ............                     543,857
Receivable for capital shares issued .........                         654
Receivable from investments sold .............                   1,316,228
Prepaid expenses .............................                       4,545
                                                              ------------
   Total Assets ..............................                 166,675,813

LIABILITIES:
Payable for investments purchased ............   $1,692,121
Payable for capital shares redeemed ..........      295,855
Accrued expenses and other liabilities:
   Investment Adviser ........................      101,083
   Accounting ................................          456
   Chief Compliance Officer ..................        1,182
   Administration ............................        2,713
   Custodian .................................        9,093
   Transfer Agent ............................        4,470
   Other .....................................       93,939
                                                 ----------
      Total Liabilities                                          2,200,912
                                                              ------------
NET ASSETS                                                    $164,474,901
                                                              ============
COMPOSITION OF NET ASSETS:
Capital ......................................                $120,558,497
Accumulated net investment income ............                     508,039
Accumulated net realized gains from
   investment transactions ...................                   4,162,200
Unrealized appreciation from investments .....                  39,246,165
                                                              ------------
Net Assets ...................................                $164,474,901
                                                              ------------
Shares outstanding (par value $0.001,
   unlimited number of shares authorized) ....                   5,649,798
                                                              ------------
Net Asset Value, Offering Price and Redemption
   Price per share ...........................                $      29.11
                                                              ============

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

INVESTMENT INCOME:
Interest .....................................                $  2,416,660
Dividends ....................................                   2,331,366
                                                              ------------
   TOTAL INVESTMENT INCOME ...................                   4,748,026
                                                              ------------
EXPENSES:
   Investment Adviser ........................   $1,288,473
   Accounting ................................        5,147
   Administration ............................      343,597
   Chief Compliance Officer ..................       14,146
   Trustee ...................................        9,182
   Custodian .................................       35,538
   Transfer Agency ...........................       18,000
   Other .....................................      136,782
                                                 ----------
      Total expenses before fee reductions ...                   1,850,865
      Fees reduced by the Administrator ......                     (91,266)
      Fees reduced by the Investment
         Adviser .............................                     (41,828)
                                                              ------------
      NET EXPENSES ...........................                   1,717,771
                                                              ------------
NET INVESTMENT INCOME ........................                   3,030,255
                                                              ------------
NET REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
Net realized gains from investment
   transactions ..............................                   5,646,714
Change in unrealized appreciation/depreciation
   from investments ..........................                    (438,919)
                                                              ------------
Net realized/unrealized gains from
   investments ...............................                   5,207,795
                                                              ------------
CHANGE IN NET ASSETS FROM OPERATIONS .........                $  8,238,050
                                                              ============

+    Formerly known as the Boston Balanced Fund.

                      See Notes to Financial Statements

Financial Statements                                 BOSTON TRUST BALANCED FUND+

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  For the year   For the year
                                                                   ended March    ended March
                                                                    31, 2006       31, 2005
                                                                  ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .........................................   $  3,030,255   $  2,896,300
Net realized gains from investment transactions ...............      5,646,714      2,421,414
Change in unrealized appreciation/depreciation from
   investments ................................................       (438,919)     4,140,991
                                                                  ------------   ------------
CHANGE IN NET ASSETS FROM OPERATIONS ..........................      8,238,050      9,458,705
                                                                  ------------   ------------
DIVIDENDS:
   Net investment income ......................................     (3,019,048)    (2,873,923)
   Net realized gains from investment transactions ............     (3,203,393)       (85,084)
                                                                  ------------   ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ...............     (6,222,441)    (2,959,007)
                                                                  ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ................................     10,440,109     15,255,157
   Dividends reinvested .......................................      6,006,136      2,926,554
   Cost of shares redeemed ....................................    (26,204,809)   (12,665,498)
                                                                  ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..........     (9,758,564)     5,516,213
                                                                  ------------   ------------
CHANGE IN NET ASSETS ..........................................     (7,742,955)    12,015,911

NET ASSETS:
   Beginning of year ..........................................    172,217,856    160,201,945
                                                                  ------------   ------------
   End of year ................................................   $164 474 901   $172,217,856
                                                                  ============   ============
SHARE TRANSACTIONS:
   Issued .....................................................        362,868        533,149
   Reinvested .................................................        209,858        100,465
   Redeemed ...................................................       (909,336)      (444,729)
                                                                  ------------   ------------
CHANGE IN SHARES ..............................................       (336,610)       188,885
                                                                  ============   ============
ACCUMULATED NET INVESTMENT INCOME .............................   $    508,039   $    496,832
                                                                  ============   ============

+    Formerly known as the Boston Balanced Fund.


                        See Notes to Financial Statements

Financial Statements                                 BOSTON TRUST BALANCED FUND+

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year indicated.

                                                 For the          For the          For the          For the          For the
                                               year ended       year ended       year ended       year ended       year ended
                                             March 31, 2006   March 31, 2005   March 31, 2004   March 31, 2003   March 31, 2002
                                             --------------   --------------   --------------   --------------   --------------
NET ASSET VALUE, BEGINNING OF YEAR .......      $  28.77         $  27.63         $  23.71        $  25.58          $  24.77
                                                --------         --------         --------        --------          --------
INVESTMENT ACTIVITIES:
   Net investment income .................          0.53             0.50             0.43            0.57              0.55
   Net realized and unrealized gains/
      (losses) from investments ..........          0.88             1.15             3.97           (1.88)             1.09
                                                --------         --------         --------        --------          --------
Total from investment activities .........          1.41             1.65             4.40           (1.31)             1.64
                                                --------         --------         --------        --------          --------
DIVIDENDS:
   Net investment income .................         (0.52)           (0.50)           (0.48)          (0.56)            (0.59)
   Net realized gains from investments ...         (0.55)           (0.01)              --              --             (0.24)
                                                --------         --------         --------        --------          --------
   Total dividends .......................         (1.07)           (0.51)           (0.48)          (0.56)            (0.83)
                                                --------         --------         --------        --------          --------
NET ASSET VALUE, END OF YEAR .............      $  29.11         $  28.77         $  27.63        $  23.71          $  25.58
                                                ========         ========         ========        ========          ========
Total Return .............................          4.97%            5.96%           18.61%          (5.16%)            6.78%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of year (000's) .....      $164,475         $172,218         $160,202        $131,693          $130,563
   Ratio of net expenses to average net
      assets .............................          1.00%            1.00%            1.00%           1.00%             1.00%
   Ratio of net investment income to
      average net assets .................          1.76%            1.75%            1.69%           2.34%             2.26%
   Ratio of expenses to average net
      assets (a) .........................          1.08%            1.09%            1.10%           1.07%             1.09%
   Portfolio turnover ....................         29.77%           10.38%           30.04%          20.77%            24.01%

(a) During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

+    Formerly known as the Boston Balanced Fund.

                        See Notes to Financial Statements

                                                       BOSTON TRUST EQUITY FUND+
Schedule of Portfolio Investments                                 March 31, 2006

COMMON STOCKS (97.4%)

SECURITY DESCRIPTION                                       SHARES     VALUE ($)
--------------------                                     ---------   -----------
BASIC MATERIALS (6.9%)
Air Products & Chemical, Inc. ........................       7,500   $   503,925
Donaldson Co., Inc. ..................................      30,000     1,013,700
Ecolab, Inc. .........................................      22,000       840,400
Sigma-Aldrich ........................................      15,000       986,850
                                                                     -----------
                                                                       3,344,875
                                                                     -----------
CAPITAL GOODS (5.0%)
Illinois Tool Works ..................................      14,000     1,348,340
Precision Castparts Corp. ............................      18,000     1,069,200
                                                                     -----------
                                                                       2,417,540
                                                                     -----------
CONSUMER CYCLICALS (4.2%)
Johnson Controls, Inc. ...............................      12,000       911,160
Leggett & Platt, Inc. ................................       7,500       182,775
Staples, Inc. ........................................      20,000       510,400
The Home Depot, Inc. .................................      10,000       423,000
                                                                     -----------
                                                                       2,027,335
                                                                     -----------
CONSUMER PRODUCTS (3.9%)
Anheuser-Busch Cos., Inc. ............................       7,500       320,775
Aptargroup, Inc. .....................................      12,500       690,625
The McGraw-Hill Cos., Inc. ...........................      15,000       864,300
                                                                     -----------
                                                                       1,875,700
                                                                     -----------
CONSUMER STAPLES (12.4%)
Clorox Co. ...........................................      10,000       598,500
Costco Wholesale Corp. ...............................      15,000       812,400
Procter & Gamble Co. .................................      20,000     1,152,400
Sysco Corp. ..........................................      30,000       961,500
The Hershey Co. ......................................      10,000       522,300
W.W.Grainger, Inc. ...................................      10,000       753,500
Walgreen Co. .........................................      17,500       754,775
Wm Wrigley Jr. Co. ...................................       7,500       480,000
                                                                     -----------
                                                                       6,035,375
                                                                     -----------
ENERGY (9.2%)
Apache Corp. .........................................       7,000       458,570
BP PLC, ADR ..........................................      27,500     1,895,850
Exxon Mobil Corp. ....................................      35,000     2,130,100
                                                                     -----------
                                                                       4,484,520
                                                                     -----------
FINANCIAL SERVICES (19.9%)
AmSouth Bancorporation ...............................      25,000       676,250
Bank of America Corp. ................................      20,009       911,210
Cincinnati Financial Corp. ...........................      20,000       841,400
Comerica, Inc. .......................................       7,500       434,775
Commerce Bancshares, Inc. ............................      12,000       620,040
First Midwest Bancgroup, Inc. ........................      15,000       548,550
Morgan Stanley .......................................       1,000        62,820
Northern Trust Corp. .................................       4,000       210,000
State Street Corp. ...................................      12,000       725,160
Suntrust Banks, Inc. .................................       5,000       363,800
T. Rowe Price Group, Inc. ............................      15,000     1,173,150
The Goldman Sachs Group, Inc. ........................       7,500     1,177,200
Wachovia Corp. .......................................      10,000       560,500
Wells Fargo & Co. ....................................       5,000       319,350
Wilmington Trust Corp. ...............................      25,000     1,083,750
                                                                     -----------
                                                                       9,707,955
                                                                     -----------
HEALTH CARE (16.5%)
Amgen, Inc. (a) ......................................       5,000       363,750
Becton, Dickinson & Co. ..............................      15,000       923,700
Biomet, Inc. .........................................      15,000       532,800
C.R. Bard, Inc. ......................................      15,000     1,017,150
Caremark Rx, Inc. (a) ................................      12,500       614,750
Charles River Laboratories, Inc. (a) .................      10,000       490,200
Dentsply International, Inc. .........................      15,000       872,250
Henry Schein, Inc. (a) ...............................      15,000       717,900
Johnson & Johnson, Inc. ..............................      12,000       710,640
Medtronic, Inc. ......................................      15,000       761,250
Patterson Cos., Inc. (a) .............................       5,000       176,000
Saint Jude Medical, Inc. (a) .........................      10,000       410,000
Stryker Corp. ........................................      10,000       443,400
                                                                     -----------
                                                                       8,033,790
                                                                     -----------
PRODUCER PRODUCTS (3.2%)
Carlisle Cos., Inc. ..................................       4,000       327,200
General Electric Co. .................................      25,000       869,500
Telefex, Inc. ........................................       5,000       358,150
                                                                     -----------
                                                                       1,554,850
                                                                     -----------
TECHNOLOGY (12.1%)
3M Co. ...............................................       6,000       454,140
Applied Materials, Inc. ..............................      25,000       437,750
Automatic Data Processing, Inc. ......................      10,000       456,800
Cisco Systems, Inc. (a) ..............................      25,000       541,750
Dell, Inc. (a) .......................................      10,000       297,600
EMC Corp. (a) ........................................      40,000       545,200
Intel Corp. ..........................................      20,000       387,000
International Business Machines Corp. ................       2,500       206,175
Microsoft Corp. ......................................      60,000     1,632,600
Oracle Corp. (a) .....................................      40,000       547,600
Texas Instruments, Inc. ..............................       5,000       162,350
Waters Corp. (a) .....................................       5,000       215,750
                                                                     -----------
                                                                       5,884,715
                                                                     -----------
TRANSPORTATION (4.1%)
C.H. Robinson Worldwide, Inc. ........................      20,000       981,800
United Parcel Service, Inc., Class B .................      12,500       992,250
                                                                     -----------
                                                                       1,974,050
                                                                     -----------
TOTAL COMMON STOCKS
(COST $31,380,664)                                                    47,340,705
                                                                     -----------
INVESTMENT COMPANIES (3.6%)
Fifth Third Institutional Government
   Money Market Fund, Institutional Class ............   1,731,173     1,731,173
                                                                     -----------
TOTAL INVESTMENT COMPANIES
(COST $1,731,173) ....................................                 1,731,173
                                                                     -----------
TOTAL INVESTMENTS
(COST $33,111,837) - 101.0% ..........................                49,071,878
Liabilities in excess of other assets - (1 0)% .......                  (497,767)
                                                                     -----------
NET ASSETS - 100.0% ..................................               $48,574,111
                                                                     ===========

----------
(a)  Represents non-income producing security.

ADR - American Depositary Receipt

+    Formerly known as the Boston Equity Fund.

                        See Notes to Financial Statements

Financial Statements                                   BOSTON TRUST EQUITY FUND+

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $33,111,837)...............              $49,071,878
Interest and dividends receivable......................                   62,722
Receivable for capital shares issued...................                   74,000
Receivable from investments sold.......................                  116,709
Prepaid expenses.......................................                    1,740
                                                                     -----------
      TOTAL ASSETS ....................................               49,327,049

LIABILITIES:
Payable for investments purchased......................   $694,157
Accrued expenses and other liabilities:
   Investment Adviser..................................     28,189
   Accounting..........................................        370
   Chief Compliance Officer............................        197
   Administration......................................        791
   Custodian...........................................      2,337
   Transfer Agent......................................      4,492
   Other...............................................     22,405
                                                          --------
      TOTAL LIABILITIES................................                  752,938
                                                                     -----------
NET ASSETS.............................................              $48,574,111
                                                                     ===========
COMPOSITION OF NET ASSETS:
Capital................................................              $31,801,368
Accumulated net investment income......................                   89,594
Accumulated net realized gains from investment
   transactions .......................................                  723,108
Unrealized appreciation from investments ..............               15,960,041
                                                                     -----------
NET ASSETS.............................................              $48,574,111
                                                                     ===========
Shares outstanding (par value $0,001, unlimited number
   of shares authorized)...............................                3,919,937
                                                                     ===========
Net Asset Value, Offering Price and Redemption Price
   per share...........................................              $     12.39
                                                                     ===========

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

INVESTMENT INCOME:
Interest ..............................................              $        15
Dividends..............................................                  754,999
                                                                     -----------
      TOTAL INVESTMENT INCOME..........................                  755,014
                                                                     -----------
EXPENSES:
Investment Adviser ....................................   $326,874
Accounting ............................................      3,744
Administration ........................................     87,167
Chief Compliance Officer ..............................      3,439
Trustee ...............................................      2,337
Custodian .............................................     11,358
Transfer Agency .......................................     18,000
Other..................................................     33,138
                                                          --------
      Total expenses before fee reductions ............                  486,057
      Fees reduced by the Administrator................                  (23,089)
      Fees reduced by the Investment Adviser ..........                  (26,932)
                                                                     -----------
      NET EXPENSES.....................................                  436,036
                                                                     -----------
NET INVESTMENT INCOME..................................                  318,978
                                                                     -----------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions........                1,075,994
Change in unrealized appreciation/depreciation from
   investments.........................................                1,378,297
                                                                     -----------
Net realized/unrealized gains from investments.........                2,454,291
                                                                     -----------
CHANGE IN NET ASSETS FROM OPERATIONS..                               $ 2,773,269
                                                                     ===========

+    Formerly known as the Boston Equity Fund.

                        See Notes to Financial Statements

Financial Statements                                   BOSTON TRUST EQUITY FUND+

                                                                     For the year ended   For the year ended
                                                                       March 31, 2006       March 31, 2005
                                                                     ------------------   ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income.............................................      $   318,978          $   322,630
Net realized gains from investment transactions...................        1,075,994              433,662
Change in unrealized appreciation/depreciation from investments...        1,378,297            2,230,764
                                                                        -----------          -----------
Change in net assets from operations..............................        2,773,269            2,987,056
                                                                        -----------          -----------
DIVIDENDS:
   Net investment income..........................................         (316,600)            (291,226)
   Net realized gains from investment transactions................         (443,122)            (588,880)
                                                                        -----------          -----------
Change in net assets from shareholder dividends...................         (759,722)            (880,106)
                                                                        -----------          -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued....................................        7,351,639            4,440,039
   Dividends reinvested...........................................          715,437              874,980
   Cost of shares redeemed........................................       (2,681,654)          (1,632,679)
                                                                        -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS..............        5,385,422            3,682,340
                                                                        -----------          -----------
CHANGE IN NET ASSETS..............................................        7.398,969            5,789,290
NET ASSETS:
   Beginning of period............................................       41,175,142           35,385,852
                                                                        -----------          -----------
   End of period..................................................      $48,574,111          $41,175,142
                                                                        ===========          ===========
SHARE TRANSACTIONS:
   Issued.........................................................          610,496              378,194
   Reinvested.....................................................           59,078               73,281
   Redeemed.......................................................         (222,285)            (140,118)
                                                                        -----------          -----------
CHANGE IN SHARES..................................................          447,289              311,357
                                                                        ===========          ===========
Accumulated net investment income.................................      $    89,594          $    80,149
                                                                        ===========          ===========

+    Formerly known as the Boston Equity Fund.

                        See Notes to Financial Statements

Financial Statements                                   BOSTON TRUST EQUITY FUND+

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the year indicated.

                                                               For the year     For the year      For the period
                                                                   ended            ended             ended
                                                              March 31, 2006   March 31, 2005   March 31, 2004(a)
                                                              --------------   --------------   -----------------
NET ASSET VALUE, BEGINNING OF YEAR.........................      $  11.86          $ 11.19         $ 10.00
                                                                 --------          -------         -------
INVESTMENT ACTIVITIES:
   Net investment income...................................          0.09             0.10            0.03
   Net realized and unrealized gains from investments......          0.65             0.84            1.18
                                                                 --------          -------         -------
   Total from investment activities........................          0.74             0.94            1.21
                                                                 --------          -------         -------
DIVIDENDS:
   Net investment income...................................         (0.09)           (0.09)          (0.02)
   Net realized gains from investments.....................         (0.12)           (O.18)             --
                                                                 --------          -------         -------
   Total dividends.........................................         (0.21)           (0.27)          (0.02)
                                                                 --------          -------         -------
NET ASSET VALUE, END OF YEAR...............................      $  12.39          $ 11.86         $ 11.19
                                                                 ========          =======         =======
TOTAL RETURN...............................................          6.23%            8.34%          12.06%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of year (000's).......................      $148.574          $41,175         $35,386
   Ratio of net expenses to average net assets.............          1.00%            1.00%           1.00%(c)
   Ratio of net investment income to average net assets ...          0.73%            0.84%           0.59%(c)
   Ratio of expenses to average net assets (d).............          1.11%            1.14%           1.18%(c)
   Portfolio turnover......................................         20.44%           12.05%           2.97%(c)

(a)  Fund commenced operations on October 1, 2003.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

+    Formerly known as the Boston Equity Fund

                        See Notes to Financial Statements

                                                     BOSTON TRUST SMALL CAP FUND
Schedule of Portfolio Investments                                 March 31, 2006

COMMON STOCK (94.2%)

SECURITY DESCRIPTION                                            SHARES    VALUE ($)
--------------------                                           -------   -----------
BASIC MATERIALS (7.8%)
Aleris International, Inc. (a) .............................     4,148   $   199,394
Apogee Enterprises, Inc. ...................................     5,975       100,858
CARBO Ceramics, Inc. .......................................     3,362       191,331
John Wiley & Sons, Inc., Class A ...........................     2,300        87,055
Minerals Technologies, Inc. ................................     2,500       146,025
Rock-Tenn Co. ..............................................     2,200        32,978
Trex Company, Inc. (a) .....................................     2,975        94,308
                                                                         -----------
                                                                             851,949
                                                                         -----------
CAPITAL GOODS (10.1%)
Bandag, Inc. ...............................................     4,325       181,088
CLARCOR, Inc. ..............................................     5,975       212,710
Commercial Metals Co. ......................................     4,100       219,309
Educational Development Corp. ..............................     2,100        16,905
Kadant, Inc. (a) ...........................................     4,115        93,411
Lindsay Manufacturing Co. ..................................     3,200        86,688
Myers Industries, Inc. .....................................     4,685        74,913
Simpson Manufacturing Co., Inc. ............................     5,175       224,077
                                                                         -----------
                                                                           1,109,101
                                                                         -----------
CONSUMER CYCLICALS (1.7%)
Active Power, Inc. (a) .....................................     5,200        25,948
Herman Miller, Inc. ........................................     1,500        48,615
Interface, Inc., Class A (a) ...............................     1,750        24,168
Journal Communications, Inc., Class A ......................     4,000        49,599
Nautilus, Inc. .............................................     1,550        23,173
Spanish Broadcasting System, Inc., Class A (a) .............     2,200        12,166
                                                                         -----------
                                                                             183,669
                                                                         -----------
CONSUMER PRODUCTS (11.1%)
Acxiom Corp ................................................     2,925        75,582
Arbitron, Inc. .............................................     2,125        71,868
Bright Horizons Family Solutions, Inc. (a) .................     4,200       162,666
Corinthian Colleges, Inc. (a)  .............................     6,900        99,360
Gaiam, Inc., Class A (a) ...................................     1,900        30,609
Green Mountain Coffee Roasters, Inc. (a) ...................     1,200        47,664
Hain Celestial Group, Inc. (a) .............................     4,000       104,760
Laureate Education, Inc. (a) ...............................     1,000        53,380
Scholastic Corp. (a)  ......................................     1,800        48,168
Strayer Education, Inc. ....................................     1,525       155,947
SunOpta, Inc. (a) ..........................................     7,400        63,714
Timberland Co., Class A (a) ................................     5,700       195,110
United Natural Foods, Inc. (a) .............................     2,900       101,413
                                                                         -----------
                                                                           1,210,241
                                                                         -----------
CONSUMER STAPLES (1.3%)
American States Water Co. ..................................     1,525        56,974
J.M.Smucker Co. ............................................     1,095        43,472
Wild Oats Markets, Inc. (a) ................................     1,800        36,594
                                                                         -----------
                                                                             137,040
                                                                         -----------
ENERGY (7.0%)
Ballard Power Systems, Inc. (a) ............................     1,700        11,526
Cabot Oil & Gas Corp. ......................................     4,025       192,918
Encore Acquisition Co. (a) .................................     3,812       118,172
FuelCell Energy, Inc. (a) ..................................     1,800        20,646
Grey Wolf, Inc. (a) ........................................    20,000       148,800
Hydrogenics Corp. (a) ......................................     5,300        18,444
New Jersey Resources Corp ..................................     1,800        81,450
South Jersey Industries, Inc. ..............................     6,200       169,074
                                                                         -----------
                                                                             761,030
                                                                         -----------
FINANCIAL SERVICES (14.1%)
Abigail Adams National Bancorp, Inc. .......................     1,645        21,467
American Capital Strategies Ltd. ...........................     1,325        46,587
Carver Bancorp, Inc. .......................................     1,375        23,265
Chittenden Corp. ...........................................     7,293       211,278
Dime Community Bancshares ..................................    13,893       199,642
Federal Agricultural Mortgage Corp., Class C ...............     3,800       111,796
Hanmi Financial Corp. ......................................    11,600       209,496
Parkway Properties, Inc. ...................................     4,825       210,756
PennFed Financial Services, Inc. ...........................     4,900        93,933
Republic Bancorp, Inc. .....................................     9,101       109,576
Siebert Financial Corp. (a) ................................     1,500         4,305
UCBH Holdings, Inc. ........................................    11,550       218,527
Wainwright Bank & Trust Co. ................................     7,704        80,122
                                                                         -----------
                                                                           1,540,750
                                                                         -----------
HEALTH CARE (13.6%)
Biosite, Inc. (a) ..........................................     3,000       155,790
Cerner Corp. (a) ...........................................     2,100        99,645
Cholestech Corp. (a) .......................................     4,300        56,029
Cytyc Corp. (a) ............................................     2,250        63,405
Diagnostic Products Corp. ..................................     2,800       133,364
Dionex Corp. (a) ...........................................     3,400       209,032
IDEXX Laboratories, Inc. (a) ...............................     2,025       174,879
Invacare Corp. .............................................     2,700        83,862
Merge Technologies, Inc. (a) ...............................     3,300        52,701
Millipore Corp. (a) ........................................     2,150       157,079
Orthofix International N.V. (a) ............................     1,600        63,712
Respironics, Inc. (a) ......................................     4,750       184,823
West Pharmaceutical Services, Inc. .........................     1,600        55,552
                                                                         -----------
                                                                           1,489,873
                                                                         -----------
PRODUCER PRODUCTS (2.7%)
Baldor Electric Co. ........................................     5,800       196,446
Church & Dwight Co., Inc. ..................................     2,800       103,376
                                                                         -----------
                                                                             299,822
                                                                         -----------
RETAIL STORES (1.3%)
Charming Shoppes, Inc. (a) .................................     9,675       143,867
                                                                         -----------
TECHNOLOGY (19.8%)
Coherent, Inc. (a) .........................................     4,900       172,039
ESCO Technologies, Inc. (a) ................................     1,650        83,573
Gentex Corp. ...............................................    10,700       186,822
Insituform Technologies, Inc., Class A (a) .................     2,950        78,470
Itron, Inc. (a) ............................................     3,800       227,429
Landauer, Inc. .............................................     4,450       223,479
National Instruments Corp. .................................     1,650        53,823
Plantronics, Inc. ..........................................     6,225       220,552
Polycom, Inc. (a) ..........................................     8,525       184,822
Power Integrations, Inc. (a) ...............................     8,525       211,250
Presstek, Inc. (a) .........................................     5,000        59,500
Renaissance Learning, Inc. .................................    12,275       220,950
Tektronix, Inc. ............................................     1,575        56,243
Wabtec Corp. ...............................................     5,800       189,080
                                                                         -----------
                                                                           2,168,032
                                                                         -----------
TRANSPORTATION (1.9%)
Genesee & Wyoming, Inc., Class A (a) .......................     6,787       208,225
                                                                         -----------
UTILITIES (1.8%)
Energen Corp. ..............................................     5,500       192,500
                                                                         -----------
TOTAL COMMON STOCKS
(COST $7,658,333) ..........................................              10,296,099
                                                                         -----------
INVESTMENT COMPANIES (5.7%)
Fifth Third Institutional Government Money Market
   Fund, Class .............................................   542,274       542,274
Fifth Third Prime Money Market Fund,Institutional Class ....    83,230        83,230
SEI Daily Income Prime Obligation Fund, Class A ............     1,294         1,294
                                                                         -----------
TOTAL INVESTMENT COMPANIES
(COST $626,798) ............................................                 626,798
                                                                         -----------
TOTAL INVESTMENTS
(COST $8,285,131) - 99.9% ..................................              10,922,897
Other assets in excess of liabilities - 0.1% ...............                  14,636
                                                                         -----------
NET ASSETS - 100.0% ........................................             $10,937,533
                                                                         ===========

----------
(a)  Represents non-income producing security.

                        See Notes to Financial Statements

Financial Statements                                 BOSTON TRUST SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $8,285,131) ..........................            $10,922,897
Interest and dividends receivable ................................                 11,272
Receivable for capital shares issued .............................                 19,280
Prepaid expenses .................................................                  1,796
                                                                              -----------
      TOTAL ASSETS ...............................................             10,955,245

LIABILITIES:
Accrued expenses and other liabilities:
   Investment Adviser ............................................   $5,103
   Accounting ....................................................       83
   Chief Compliance Officer ......................................       36
   Administration ................................................      176
   Custodian .....................................................    1,577
   Transfer Agent ................................................    3,000
   Other .........................................................    7,737
                                                                     ------
      TOTAL LIABILITIES ..........................................                 17,712
                                                                              -----------
NET ASSETS .......................................................            $10,937,533
                                                                              ===========
COMPOSITION OF NET ASSETS:
Capital ..........................................................            $ 8,231,823
Accumulated net realized gains from investment transactions ......                 67,944
Unrealized appreciation from investments .........................              2,637,766
                                                                              -----------
NET ASSETS .......................................................            $10,937,533
                                                                              ===========
Shares outstanding (par value $0.001, unlimited
   number of shares authorized) ..................................                999,394
                                                                              ===========
Net Asset Value, Offering Price and Redemption
   Price per share ...............................................            $     10.94
                                                                              ===========

STATEMENT OF OPERATIONS
For the period ended March 31, 2006 (a)

INVESTMENT INCOME:
Interest .........................................................             $      576
Dividends ........................................................                 28,730
                                                                               ----------
      TOTAL INVESTMENT INCOME ....................................                 29,306
                                                                               ----------

EXPENSES:
   Investment Adviser ............................................   $17,814
   Accounting ....................................................     1,000
   Administration ................................................     4,750
   Chief Compliance Officer ......................................       140
   Trustee .......................................................        64
   Custodian .....................................................     2,000
   Transfer Agency ...............................................     3,000
   Other .........................................................     8,378
                                                                     -------
      Total expenses before fee reductions .......................                 37,146
      Fees reduced by the Administrator ..........................                 (1,248)
      Fees reduced by the Investment Adviser .....................                 (6,048)
                                                                               ----------
      NET EXPENSES ...............................................                 29,850
                                                                               ----------
NET INVESTMENT LOSS ..............................................                   (544)
                                                                               ----------

NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions ..................                 68,488
Change in unrealized appreciation/depreciation from investments ..              2,637,766
                                                                               ----------
Net realized/unrealized gains from investments ...................              2,706,254
                                                                               ----------
CHANGE IN NET ASSETS FROM OPERATIONS .............................             $2,705,710
                                                                               ==========

(a)  Fund commenced operations on December 16, 2005.

                        See Notes to Financial Statements

Financial Statements                                 BOSTON TRUST SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     For the period ended
                                                                       March 31, 2006(a)
                                                                     --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income .........................................       $      (544)
   Net realized gains from investment transactions ...............            68,488
   Change in unrealized appreciation/depreciation
      from investments ...........................................         2,637,766
                                                                         -----------
CHANGE IN NET ASSETS FROM OPERATIONS .............................         2,705,710
                                                                         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...................................         8,318,338
   Cost of shares redeemed .......................................           (86,515)
                                                                         -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .............         8,231,823
                                                                         -----------
CHANGE IN NET ASSETS .............................................        10,937,533

NET ASSETS:
   Beginning of year .............................................                --
                                                                         -----------
   End of year ...................................................       $10,937,533
                                                                         ===========

SHARE TRANSACTIONS:
   Issued ........................................................         1,007,433
   Redeemed ......................................................            (8,039)
                                                                         -----------
CHANGE IN SHARES .................................................           999,394
                                                                         ===========

(a)  Fund commenced operations on December 16, 2005.

                        See Notes to Financial Statements

Financial Statements                                 BOSTON TRUST SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                                                      For the period
                                                                 ended March 31,2006 (a)
                                                                 -----------------------
NET ASSET VALUE, BEGINNING OF PERIOD .........................         $ 10.00
                                                                       -------
INVESTMENT ACTIVITIES:
   Net investment income .....................................              --
   Net realized and unrealized gains/(losses) from
      investments ............................................            0.94
                                                                       -------
   Total from investment activities ..........................            0.94
                                                                       -------
   NET ASSET VALUE, END OF PERIOD ............................         $ 10.94
                                                                       =======
TOTAL RETURN .................................................            9.40%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's) .......................         $10,938
   Ratio of net expenses to average net assets ...............            1.23%(c)
   Ratio of net investment income to average net assets ......           (0.02%)(c)
   Ratio of expenses to average net assets (d) ...............            1.52%(c)
   Portfolio turnover ........................................            3.62%(b)

(a)  Fund commenced operations on December 16,2005.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced and total fund expenses are capped at 1.25%. If such expense caps had not been in place, the ratio would have been as indicated.

                        See Notes to Financial Statements

(WALDEN ASSET MANAGEMENT LOGO)
Investing for social change since 1975

Social Research and Action Update                                 March 31, 2006

The Walden Social Balanced and Walden Social Equity portfolios employ a multi-faceted approach to meeting the Funds' social objectives. Proxy voting, social research, company engagement, public policy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these social investment strategies.

PROXY VOTING

Walden's goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors -- an important fiduciary responsibility we take very seriously. Both the social and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden's Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ended June 30, 2005, are available at http://www. waldenassetmgmt.com/social/proxyvoting.html.

SOCIAL RESEARCH AND ACTION

At of the end of March, eight of fifteen shareholder resolutions filed by Walden for the 2006 proxy season had been withdrawn. All the companies pledged to meaningfully increase corporate accountability on a social, environmental or governance matter.

C.R. BARD: Even though the resolution asking Bard to adopt an inclusive nondiscrimination policy was withdrawn on a technicality, management has recommended to the Board that its policy be changed. We expect the Board will approve adding "sexual orientation" to its nondiscrimination policies at its April meeting.

CHUBB: Chubb agreed to conduct a study on the feasibility of producing a sustainability report and to meet with investors by the end of summer to discuss its findings. At a February meeting with company representatives and other concerned investors, Chubb discussed its climate change policies related to risk aggregation, weather modeling, directors & officers insurance, long-term planning and public policy involvement.

DONALDSON: In response to Walden's request for increased public accountability on equal employment opportunity (EEO) policies and practices, Donaldson committed to develop a diversity section on its web site that will include aggregated diversity metrics and provided Walden with comprehensive diversity statistics. Additionally, to underscore its commitment to continued dialogue on workplace equality and other issues, CEO Bill Cook met with Walden in our Boston office.

Exxon-Mobil: In response to a shareholder proposal, of which Walden was a co-filer, Exxon published a February report which acknowledged that the risks of climate change may be significant. While this public statement represents progress, investors remain concerned that Exxon continues to downplay the human role in rising greenhouse gas emissions and is not planning for a carbon constrained future.

ILLINOIS TOOL WORKS: Illinois Tool Works is updating its Corporate Citizenship website to reflect its commitment to managing the social and environmental impacts of its businesses; and has agreed to continuously improve its sustainability reporting, by including additional data points, targets and objectives.

PEPSICO: To address our ongoing concerns about plastic recycling and recovery, PepsiCo agreed to work to develop quantitative and national goals on beverage container recovery, among other steps. Coca-Cola is expected to follow suit.

SBC Communications (now AT&T): Walden and co-filers had been concerned that the merger could diminish focus on environmental and social policies. AT&T has been open and responsive to investor input, agreeing to develop an interim report addressing the company's past and ongoing efforts in the following areas:
Corporate Governance, Philanthropy, Volunteerism, Employees, Suppliers, and Environment. This report will be published on the company's website in early summer.

Wal-Mart: After many years of pressure from investors led by members of the Interfaith Center for Corporate Responsibility, Wal-Mart agreed to disclose comprehensive EEO statistics and other information on diversity programs on its web site. This high level of public accountability is especially important in light of current allegations of widespread sex discrimination at Wal-Mart. This action runs counter to the claims of many companies that increased data availability heightens litigation risk.

The Environmental Protection Agency's (EPA) proposed changes to the reporting requirements of the Toxics Release Inventory (TRI) would inhibit our ability to analyze companies' toxic emissions and decrease firm's incentive to prevent the release of dangerous pollutants into neighborhoods. Walden was one of 233 environmental, health, labor, investment, public interest and research organizations participating in a call to Congress, led by OMB-Watch, to maintain TRI reporting. We are encouraged by the 50,000 comments to the EPA, as well as the efforts of a bipartisan group of senators calling on the Government Accountability Office to investigate whether the EPA gave adequate consideration to the impact of the proposed changes. Walden has also heard back from several companies, including INTEL, PRAXAIR, and Kimberly Clark, that their commitment to toxics reporting will not diminish in the event of changes to TRI requirements.

Social Research and Action Update                                 March 31, 2006

A member of the Child Labor Coalition, Walden wrote in support of congresswoman Roybal-Allard's sponsorship of the Children's Act for Responsible Employment (CARE bill, HR 3482). The bill focuses on data collection in industries known to employ minors, including information on the types of violations found, and encourages the education of identified children. Data gathering helps to understand the nature and extent of the child labor problem, and is a crucial step in developing an effective response.

Walden persuaded Diebold, to amend its human resource policies to explicitly prohibit discrimination based on sexual orientation. It joins the more than 80 percent of Fortune 500(R) companies that have adopted inclusive nondiscrimination policies, both to foster stronger relations among existing employees and to improve their competitive position in recruiting strong candidates.

Just a few years ago, Marsh & McLennan, the self-described "world's leading risk and insurance services firm" appeared mystified by a Walden-led investor inquiry as to how the company was evaluating risks and opportunities posed by climate change. Now, in a recent Marsh web cast on climate risk, it recommended that companies: form a climate management team with board oversight; assess greenhouse gases from operations and products to identify costs and opportunities; consider adopting company wide reduction goals; and form proactive dialogues with stakeholders.

PORTFOLIO COMPANY NEWS

At the March annual shareholder meeting, in response to challenges to the company's environmental policy, a GOLDMAN SACHS spokesman stated, "I don't see a contradiction between Goldman's economic interest and taking into consideration the broader interests of society... you can run a business for short-term gains, but again, long term, I don't think that is in Goldman's interest." Last November, Goldman adopted a comprehensive environmental policy to address the threat of climate change, which included a commitment to push for public policy to reduce greenhouse gas emissions and to provide leadership in identifying renewable energy investment opportunities.

A corroded transmission line BP operates in Alaska's North Slope leaked 200,000 gallons of crude oil, the largest spill ever in the area. BP's maintenance procedures are the subject of an investigation by the federal Department of Transportation. At the same time, BP has made positive headlines for earning the highest rating for addressing climate risk in a Ceres investor coalition report evaluating 100 companies in the most carbon-intensive industries.

After being blasted in the media for removing the blog of a dissident Chinese journalist at the behest of government authorities, MICROSOFT announced a new policy for its blogging service. It will remove content only after receiving a legally binding government request stating that the site is in violation of local law; the content will be removed only in the country in question; and users will be notified of the government mandated censorship. Additionally, Microsoft pledged to work cooperatively to address broader concerns surrounding censorship and free speech in countries with a history of widespread human rights violations.

Companies are increasingly reforming corporate governance policies to increase responsiveness to shareholders. By allowing shareholders to vote "against" a board candidate in contrast to a "withhold" vote, INTEL and DELL have recently become the standard bearers in the campaign to require majority votes of directors. 3M has moved to a policy of annual elections of directors, allowing shareholders to cast their votes on all board members every year. Finally, AMGEN and STAPLES have agreed to comprehensive public disclosure of their political contributions.

And on a final pleasant note, Walden Asset Management is honored to have received the Eleanor Roosevelt Human Rights Award from the workers' rights advocacy organization American Rights at Work. The award recognizes individuals and organizations that incorporate workers' rights as part of their social justice and human rights work, work we have done for almost three decades. At the ceremony, Walden staff members Tim Smith and Heidi Soumerai accepted the award, drawing inspiration from the other awardees, Cingular Wireless, Danny Glover, Tom Morello and Studs Terkel. We are grateful to our clients, on whose behalf we accepted this award, for mandating us to speak out for human rights using their investment dollars.

We invite your questions and comments. E-mail Tim Smith at tsmith@bostontrust.com or Heidi Soumerai at hsoumerai@bostontrust.com.

THE EQUITIES OF THE COMPANIES IN BOLD-FACE ABOVE WERE HOLDINGS OF THE WALDEN FUNDS AS OF MARCH 31, 2006.

PORTFOLIO HOLDINGS AND PERCENTAGES ARE AS OF MARCH 31, 2006 AND ARE SUBJECT TO CHANGE.

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by BISYS Fund Services, Columbus, Ohio.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

                                            WALDEN SOCIAL BALANCED FUND
                                            Manager Commentary by Stephen Moody
Market and Performance                      WALDEN SOCIAL EQUITY FUND
Review (unaudited)                          Manager Commentary by Robert Lincoln

INVESTMENT CONCERNS:

EQUITY SECURITIES (STOCKS) ARE MORE VOLATILE AND CARRY MORE RISK THAN OTHER FORMS OF INVESTMENTS, INCLUDING INVESTMENTS IN HIGH-GRADE FIXED INCOME SECURITIES. THE NET ASSET VALUE PER SHARE OF THIS FUND WILL FLUCTUATE AS THE VALUE OF THE SECURITIES IN THE PORTFOLIO CHANGES. COMMON STOCKS, AND FUNDS INVESTING IN COMMON STOCKS, GENERALLY PROVIDE GREATER RETURN POTENTIAL WHEN COMPARED WITH OTHER TYPES OF INVESTMENTS. BONDS OFFER A RELATIVELY STABLE LEVEL OF INCOME, ALTHOUGH BOND PRICES WILL FLUCTUATE PROVIDING THE POTENTIAL FOR PRINCIPAL GAIN OR LOSS. INTERMEDIATE-TERM, HIGHER-QUALITY BONDS GENERALLY OFFER LESS RISK THAN LONGER-TERM BONDS AND A LOWER RATE OF RETURN.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7050.

WALDEN SOCIAL BALANCED FUND MARKET PERFORMANCE AND SUMMARY

The Walden Social Balanced Fund's unit value increased by 2.30% during the first quarter, an attractive gain on an absolute basis (for it was not too different from the long-term average historical return to equities), though 0.95 percentage points behind other balanced mutual funds. Positive returns to any new year are always welcome, but this is especially so this year given the disappointing return the Fund posted in 2005. For the past twelve months, the Fund has returned 6.06%, some 3.4% behind balanced funds in general. Performance through the quarter, and for the twelve months, was driven by the modest upward trend in stock prices generally, as well as our decision to keep the Fund close to the upper end of the usual 40% - 75% equity range. Even a small allocation tilt toward stocks this quarter and for the year made a big difference in total performance given the roughly five percentage point gap between stock and bond returns for the quarter and approximately eleven percent difference for the year.

The Fund's bonds and equities returns also improved compared to most of 2005. For bonds in the portfolio, having an average maturity less than that of the Lehman Brothers Government/Credit Index(1) meant slightly positive quarterly returns, better than the 1% decline of the index. For the year, the Fund's bond returns exceeded those of the Government/Credit Index by 0.85 percentage points.+

With a gain of slightly over 3.17%, the return of the equity segment for the quarter was close to that of the S&P 500 Stock Index(2) and for the year, about 4 percentage points behind the S&P. This is not satisfactory long term, but we have reason to be pleased with the current results. Returns to equities of a higher quality equity style (for example, those with financial rankings of A by Standard and Poor's), the style we strive for in the Fund, for the quarter and for twelve months continue to underperform lower quality, more speculative securities (those ranked B or lower by S&P). Nevertheless, the historical evidence is that a higher quality equity focus has supported above-average equity returns for periods longer than three years while reducing risk and volatility, especially through periods of declining stock values.

This quarter and the past twelve months are, of course, not reliable indicators of the coming twelve month's returns, and even less predictive of achieving of attractive long term performance. Underlying trends in fundamental business conditions are of far more significance to both. Nothing has occurred during the past quarter or year that alters our positive economic and investment views for the near term.

WALDEN SOCIAL EQUITY FUND MARKET PERFORMANCE AND SUMMARY

For the second consecutive quarter the stock market produced good returns with the S&P 500 Index rising 4.21%. However, in contrast to the previous quarter in which the Fund's return exceeded the S&P 500 Index by 1.7%, the Fund trailed by 1.2% this quarter. Over the past six months, the Fund's return was 6.85% compared with 6.39% for the S&P 500.

The Fund's return for the past 12 months was 7.32% compared with 11.72% for the S&P 500. There were two major factors that contributed to the underperformance. The first was the underweighting of the Fund in the energy sector during a period of exceptionally strong relative performance of that sector. The second was our high quality equity approach which faced a headwind as the performance of lower quality stocks generally exceeded the returns for higher quality stocks. As we have explained in previous reports, our experience tells us that although lower quality stocks sometimes outperform in the short run, over the long term a high quality strategy produces superior returns with less risk.+

The fundamental performance of our equities in terms of sales and earnings growth was strong over the past year and we believe this could ultimately translate to superior stock price performance.

+    Portfolio composition is subject to change.

(1) The LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is comprised primarily of about 60% U.S. Treasury and Agency Obligations and 40% SEC registered corporate bonds and other credit obligations. Investors cannot invest directly in an index.

(2) The S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole.

                                            WALDEN SOCIAL BALANCED FUND
                                            Manager Commentary by Stephen Moody
Market and Performance                      WALDEN SOCIAL EQUITY FUND
Review (cont.)                              Manager Commentary by Robert Lincoln

ECONOMIC SUMMARY AND OUTLOOK

The current economic expansion, both in the United States and globally, has been driven by stimulative fiscal and monetary policies within most industrialized and emerging markets. Growth has also been supported through this period by greater political cooperation, increased trade, and technology-based enhancements to labor productivity. In the process, global employment and incomes have risen, while the availability of lower-cost manufactured goods and services has kept inflation rates comparatively low despite increases in the prices of most raw materials. Global capital markets have recognized these favorable economic trends, with most markets rising steadily over the past several years.

Our consistently positive assessment of the domestic economy since the summer of 2003 is grounded on a continuation of these core global economic and political trends. Over this period, we have evaluated but decided to look past such ominous media headlines as the war in Iraq, potential terrorist attacks, Federal budget deficits, rising interest rates, the growing domestic inequality in wealth and income, the declining investment in social and human capital, and record oil prices, among others.

In this past year, financial stories have also focused on reports of a decline in home sales. Together with this past year's rise in short-term interest rates, prompted by the Federal Reserve's increase in the Federal Funds rate, these reports have raised some concern that home values are about to decline, with the natural consequence being an adverse impact on consumer spending and economic activity generally. All of these concerns have merit. Yet it is important to note that thus far, until very recently, it is primarily shorter term interest rates that have risen. Broader economic evidence suggests that continued growth in GDP(3) over the next year or two is likely even if home values moderate. (The dip in GDP to 1.9% in the first quarter of 2006 is likely to have been a part of a cluster of volatile GDP numbers best averaged with the quarters before and after for a true picture of economic activity.) Fiscal policy, business capital spending, and rising employment are among the key positive forces.

A further comment regarding energy prices is warranted. The still high price of oil, which has received more than its fair share of headlines and commentary in quarterly reports over the past year, has a dual impact on economic activity. In part, high energy prices usurp general consumer spending and, to the extent we import energy, serve as a restrictive tax on the domestic economy. On the positive side, we have begun to see much greater capital investment to explore and develop additional energy resources. At current price levels, many more energy reserves have become economically viable, as has additional investment related to energy conservation. Both types of expenditures could stimulate industrial production through more demand for machinery and related equipment. An added benefit is that the increase in energy production may tend to restrain prices even while global economic activity remains strong. In short, without an exogenous event, our view is that the probability of a sudden slowdown in economic growth over the next year or so remains low.

Since the summer of 2003, the increase in corporate profits and cash flow has been greater than the change in stock prices. The net result is that stocks generally are still reasonably valued today despite a price recovery of roughly 50% in the S&P 500 Index over the past three years. Values are especially attractive among stocks of larger, higher quality companies, many of which are available at 15 to 20 times prospective earnings, in many cases the lowest levels since the mid-1990's. Unless the economy and corporate profits falter, or long term interest rates rise well above current levels, we expect a good stock market. Neither seems likely to us at this time.

WALDEN SOCIAL BALANCED FUND INVESTMENT STRATEGY

Our decision to keep the Fund's equity allocation at the upper end of the usual 40% - 75% range over the past three years has been based on a combination of favorable economic trends and attractive equity valuations relative to the low returns available in bonds and money market instruments. Indeed, since the summer of 2003, the increase in corporate profits and cash flow has been greater than the change in stock prices. The net result is that, on this basis, stocks generally are still reasonably valued today despite a price recovery of roughly 50% in the S&P 500 index over the past three years. Now, this would not be the case if earnings are likely to collapse prospectively, of course. Our view is that earnings growth is likely to slow, but we don't yet expect a decline in profits. In addition, valuations are especially attractive among stocks of larger, higher quality companies, many of which are available at 15 to 20 times prospective earnings, the lowest levels since the mid-'90's. For stocks to perform poorly over the next few years, either the economy and corporate profits would have to falter, or long term interest rates would have to rise well above current levels. Neither seems very likely immediately. Barring a change in this view, we expect to keep the Fund's equity exposure close to the current level of nearly 73% of total assets. With respect to equities in the portfolio, the following discussion the Walden Social Equity Investment Strategy is applicable to the Balanced Fund as well.+

WALDEN SOCIAL EQUITY FUND INVESTMENT STRATEGY

Over the past twelve months a number of clients have asked us what we plan to do differently this year in order to improve upon the disappointing equity results of 2005. Our consistent answer to this question is that we expect to continue to focus our efforts on the same process that has worked well for over 20 years--the selection of companies that are in a strong position to sustain growth in revenues, profits, and cash flow. Our response

(3) The GROSS DOMESTIC PRODUCT (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

+    Portfolio composition is subject to change.

                                            WALDEN SOCIAL BALANCED FUND
                                            Manager Commentary by Stephen Moody
Market and Performance                      WALDEN SOCIAL EQUITY FUND
Review (cont.)                              Manager Commentary by Robert Lincoln

emphasizes that the below average equity segment performance over the past year has not been caused by a broad-based failure of the individual companies held to generate profit growth. In the aggregate, companies held in client portfolios recorded earnings growth of roughly 15% last year. The performance short-fall was caused by a contraction in the price-earnings ratios of the individual stocks, not a lack of profit growth. To an even greater extent than the market generally, we believe that stocks held in client portfolios are today available at reasonable prices.+

A primary tenet in stock selection is that prices eventually reflect the realities of the fundamental business trends, in particular the growth of sales, profits and cash flow. It will not be different this time. The primary unknown involves timing, which is both impossible to control and difficult to forecast. Years of observation have led us to conclude that changing selection styles solely to chase stocks with recent price momentum is typically a losing long-term strategy.

DENTSPLY, ILLINOIS TOOL WORKS, JOHNSON & JOHNSON, 3M COMPANY, and UNITED PARCEL SERVICE are among companies held in the Fund that recorded strong earnings growth last year, but the stock prices of which actually fell. Other investments such as COSTCO, WILMINGTON TRUST, BECTON-DICKINSON, SIGMA-ALDRICH and T. ROWE PRICE increased in value, but by a lower percentage than the respective growth in profits. The result is the same stocks suffering both phenomena--stock values are more attractive today than a year ago. If we perform the security analysis task of retaining investments only in those companies that are able to sustain business growth, respective stock prices will reflect such progress in time.+

THE EQUITIES OF THE COMPANIES IN BOLD-FACE ABOVE WERE HOLDINGS OF THE WALDEN FUNDS AS OF MARCH 31, 2006.

PORTFOLIO HOLDINGS AND PERCENTAGES ARE AS OF MARCH 31, 2006 AND ARE SUBJECT TO CHANGE.


/s/ Stephen Moody
----------------------------------------
Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.


/s/ Robert Lincoln
----------------------------------------
Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

+    Portfolio composition is subject to change.

                                                     WALDEN SOCIAL BALANCED FUND
Investment Performance (unaudited)                                March 31, 2006

Fund Net Asset Value: $11.58

                                                                                ANNUALIZED
                                                               --------------------------------------------
                                                                                                  SINCE
                                               QUARTER ENDED   1 YEAR ENDED   5 YEARS ENDED     INCEPTION
                                                  3/31/06         3/31/06        3/31/06      JUNE 20, 1999
                                               -------------   ------------   -------------   -------------
WALDEN SOCIAL BALANCED FUND*                        2.30%          6.06%          4.73%           3.74%
Lipper Balanced Funds Average**                     3.17%          9.48%          4.42%           3.60%
Standard & Poor's 500 Stock Index**                 4.21%         11.72%          3.97%           1.33%
Lehman Brothers Government/Credit Bond Index       -1.01%          2.02%          5.23%           6.12%
90-Day U.S.Treasury Bills**                         1.05%          3.53%          2.08%           2.96%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-282-8782 EXT. 7050.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**   The performance data is calculated from June 24, 1999.

                              (PERFORMANCE GRAPH)

                                            Walden                                         Lehman
                         S&P 500            Social                 90-Day                 Brothers
                          Stock            Balanced            U.S. Treasury            Gov't./Credit           Lipper
                          Index              Fund                  Bills                  Bond Index           Balanced
                         -------           --------            -------------            -------------          --------

      6/20/1999           10000             10000                  10000                   10000                 10000
                           9377              9600                  10117                   10054                  9589
         Dec-99           10771             10329                  10246                   10013                 10350
                          11018             10783                  10387                   10283                 10665
                          10725             10743                  10535                   10432                 10542
                          10621             10773                  10694                   10731                 10751
         Dec-00            9791             10859                  10855                   11200                 10577
                           8631             10182                  10987                   11558                 10008
                           9136             10356                  11087                   11593                 10369
                           7795              9874                  11177                   12145                  9534
         Dec-01            8628             10549                  11232                   12152                 10187
                           8652             10685                  11277                   12095                 10208
                           7493             10057                  11326                   12549                  9518
                           6200              9556                  11374                   13264                  8624
         Dec-02            6722              9904                  11413                   13493                  9025
                           6510              9723                  11446                   13715                  8870
                           7512             10426                  11477                   14199                  9811
                           7711             10660                  11504                   14127                  9999
         Dec-03            8649             11378                  11531                   14123                 10762
                           8795             11561                  11558                   14558                 10988
                           8947             11777                  11589                   14097                 10956
                           8779             11594                  11632                   14598                 10922
         Dec-04            9589             12357                  11690                   14716                 11616
                           9384             12095                  11760                   14617                 11462
                           9512             12063                  11841                   15120                 11662
                           9855             12194                  11939                   14975                 11966
         Dec-05           10060             12541                  12049                   15064                 12137
         Mar-06           10483             12829                  12176                   14912                 12504

The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999, to March 31, 2006, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Balanced Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.

The Standard & Poor's 500 Stock Index is unmanaged an generally representative of the U.S. stock market. The Lehman Brothers Government/ Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                       WALDEN SOCIAL EQUITY FUND
Investment Performance (unaudited)                                March 31, 2006

Fund Net Asset Value: $12.09

                                                                        ANNUALIZED
                                                      ----------------------------------------------
                                      QUARTER ENDED   1 YEAR ENDED   5 YEARS ENDED   SINCE INCEPTION
                                          3/31/06        3/31/06        3/31/06       JUNE 20, 1999
                                      -------------   ------------   -------------   ---------------
WALDEN SOCIAL EQUITY FUND*                2.98%           7.32%          5.48%            3.41%
Standard & Poor's 500 Stock Index**       4.21%          11.72%          3.97%            1.06%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-282-8782 EXT. 7050.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

** The performance data being shown for the S&P 500 is calculated from June 1 7, 1999.

                              (PERFORMANCE GRAPH)

                                                         Walden
                               S&P 500                   Social
                                Stock                    Equity
                                Index                     Fund
                               -------                   ------
    6/20/1999                   10000                     10000
                                 9377                      9460
       Dec-99                   10771                     10290
                                11018                     10694
                                10725                     10482
                                10621                     10341
       Dec-00                    9791                     10513
                                 8631                      9612
                                 9136                      9936
                                 7795                      9034
       Dec-01                    8628                     10065
                                 8652                     10432
                                 7493                      9293
                                 6200                      8134
       Dec-02                    6722                      8762
                                 6510                      8414
                                 7512                      9497
                                 7711                      9895
       Dec-03                    8649                     10904
                                 8795                     11119
                                 8947                     11437
                                 8779                     11047
       Dec-04                    9589                     12076
                                 9384                     11694
                                 9512                     11571
                                 9855                     11746
       Dec-05                   10060                     12187
       Mar-06                   10483                     12551

The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from June 20, 1999, to March 31, 2006, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distribution.

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                                 March 31, 2006

SECURITY DESCRIPTION                                         SHARES    VALUE ($)
--------------------                                        -------    ---------
COMMON STOCKS (72.8%)
BASIC MATERIALS (5.4%)
Donaldson Co, Inc. .......................................   13,000   $  439,270
Ecolab, Inc. .............................................   10,000      382,000
Praxair, Inc. ............................................    8,000      441,200
Sigma-Aldrich ............................................    5,000      328,950
                                                                      ----------
                                                                       1,591,420
                                                                      ----------
CAPITAL GOODS (2.9%)
Illinois Tool Works ......................................    9,000      866,790
                                                                      ----------
CONSUMER CYCLICALS (5.9%)
Honda Motor Co. Ltd., ADR ................................    8,000      247,680
NIKE, Inc., Class B ......................................    3,000      255,300
Omnicom Group, Inc. ......................................    5,700      474,525
Staples, Inc. ............................................   13,500      344,520
The Home Depot, Inc. .....................................   10,000      423,000
                                                                      ----------
                                                                       1,745,025
                                                                      ----------
CONSUMER PRODUCTS (0.7%)
Aptargroup, Inc. .........................................    3,500      193,375
                                                                      ----------
CONSUMER STAPLES (8.1%)
Colgate-Palmolive Co. ....................................    7,200      411,120
Costco Wholesale Corp. ...................................    8,500      460,360
Estee Lauder Cos., Inc., Class A .........................    6,000      223,140
Pepsico, Inc. ............................................    6,600      381,414
Procter & Gamble Co. .....................................    6,500      374,530
The Hershey Co. ..........................................    3,000      156,690
W. W. Grainger, Inc. .....................................    2,800      210,980
Walgreen Co. .............................................    4,500      194,085
                                                                      ----------
                                                                       2,412,319
                                                                      ----------
ENERGY (5.0%)
BG Group PLC, ADR ........................................    1,700      106,607
BP PLC, ADR ..............................................   15,000    1,034,100
Emerson Electric Co. .....................................    4,000      334,520
                                                                      ----------
                                                                       1,475,227
                                                                      ----------
FINANCIAL SERVICES (14.0%)
American Express Co. .....................................    3,800      199,690
American International Group, Inc. .......................    3,000      198,270
Bank of America Corp. ....................................   10,303      469,199
Chubb Corp. ..............................................    3,600      343,584
Cincinnati Financial Corp. ...............................    4,700      197,729
Comerica, Inc. ...........................................    5,000      289,850
Commerce Bancshares, Inc. ................................    5,787      299,014
Northern Trust Corp. .....................................    7,000      367,500
State Street Corp. .......................................    7,000      423,010
T. Rowe Price Group, Inc. ................................    5,500      430,155
The Goldman Sachs Group, Inc. ............................    1,500      235,440
Wachovia Corp. ...........................................    4,000      224,200
Wilmington Trust Corp. ...................................   12,000      520,200
                                                                      ----------
                                                                       4,197,841
                                                                      ----------
HEALTH CARE (15.4%)
Amgen, Inc. (a) ..........................................    4,000      291,000
Becton, Dickinson & Co. ..................................    3,000      184,740
Biomet, Inc. .............................................    9,000      319,680
C. R. Bard, Inc. .........................................    2,500      169,525
Caremark Rx, Inc. (a) ....................................    4,000      196,720
Dentsply International, Inc. .............................    6,000      348,900
GlaxoSmithKline PLC, ADR .................................    8,000      418,480
Henry Schein, Inc. (a) ...................................    4,200      201,012
IMS Health, Inc. .........................................    3,500       90,195
Johnson & Johnson, Inc. ..................................    7,000      414,540

                                                          SHARES OR
                                                          PRINCIPAL
SECURITY DESCRIPTION                                        AMOUNT     VALUE ($)
--------------------                                      ---------   ----------
COMMON STOCKS, CONTINUED
Medtronic, Inc. .......................................       7,000      355,250
Mylan Laboratories, Inc. ..............................      11,000      257,400
Novartis AG, ADR ......................................       8,200      454,608
Respironics, Inc. (a) .................................       4,900      190,659
Teva Pharmaceutical Ltd, ADR ..........................      13,000      535,340
Zimmer Holdings, Inc. (a) .............................       2,800      189,280
                                                                      ----------
                                                                       4,617,329
                                                                      ----------
PRODUCER PRODUCTS (0.8%)
Telefex, Inc. .........................................       3,300      236,379
                                                                      ----------
TECHNOLOGY (12.1%)
3M Co. ................................................       6,100      461,709
Affliated Computer Services Inc., Class A (a) .........       3,000      178,980
Applied Materials, Inc. ...............................      11,000      192,610
Automatic Data Processing, Inc. .......................       7,000      319,760
Cisco Systems, Inc. (a) ...............................      11,000      238,370
Dell, Inc. (a) ........................................       7,100      211,296
EMC Corp. (a) .........................................      23,000      313,490
Intel Corp. ...........................................       9,800      189,630
International Business Machines Corp. .................       5,000      412,350
Jabil Circuit, Inc. (a) ...............................       5,200      222,872
Linear Technology Corp. ...............................       6,000      210,480
Microsoft Corp. .......................................      15,000      408,150
Texas Instruments, Inc. ...............................       7,000      227,290
                                                                      ----------
                                                                       3,586,987
                                                                      ----------
TRANSPORTATION (2.5%)
FedEx Corp. ...........................................       3,000      338,820
United Parcel Service, Inc., Class B ..................       5,000      396,900
                                                                      ----------
                                                                         735,720
                                                                      ----------
TOTAL COMMON STOCKS
(COST $17,956,804) ....................................               21,658,412
                                                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS  (25.2%)
FEDERAL FARM CREDIT BANK (1.7%)
6.00%, 3/7/11 .........................................     500,000      518,421
                                                                      ----------
FEDERAL HOME LOAN BANK (16.0%)
2.75%, 5/15/06 ........................................     600,000      598,395
3.75%, 9/28/06 ........................................     500,000      496,776
4.25%, 4/16/07 ........................................     300,000      297,415
3.50%, 11/15/07 .......................................     500,000      487,905
4.63%, 2/8/08 .........................................     700,000      694,678
3.75%, 8/18/09 ........................................     500,000      479,734
4.38%, 3/17/10 ........................................     700,000      681,871
5.00%, 12/21/15 .......................................   1,000,000      984,368
                                                                      ----------
                                                                       4,721,142
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.4%)
6.50%, 2/15/32 ........................................      19,326       20,047
6.50%, 5/15/32 ........................................     152,674      158,365
6.00%, 7/15/34 ........................................     246,938      249,932
                                                                      ----------
                                                                         428,344
                                                                      ----------
HOUSING AND URBAN DEVELOPMENT (0.7%)
7.50%, 8/1/11 .........................................     200,000      213,793
                                                                      ----------
U.S. TREASURY INFLATION PROTECTED BONDS (5.4%)
3.63%, 1/15/08 ........................................   1,000,000    1,261,350
3.00%, 7/15/12 ........................................     300,000      344,890
                                                                      ----------
                                                                       1,606,240
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $7,516,251) .........................                7,487,940
                                                                      ----------

                                    Continued

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                                 March 31, 2006

CERTIFICATES OF DEPOSIT (1.1%)

                                                         PRINCIPAL
SECURITY DESCRIPTION                                       AMOUNT     VALUE ($)
--------------------                                     ---------   -----------
Albina Community BankCorp, 3.59%, 3/15/08.............      25,000        25,000
Central Appalachian Peoples Federal Credit Union,
   4.00%, 3/14/09.....................................      25,000        25,000
Community Capital Bank, 3.80%, 7/20/08................      50,000        50,000
Delta Bank and Trust Co, 2.75%, 10/6/07...............      25,000        25,000
Elk Horn Bank, 3.75%, 03/14/08........................      25,000        25,000
Quitman TRI-COUNTY Bank, 3.50%, 1/9/09................      25,000        25,000
Shorebank Pacifc Bank, 3.75%, 2/10/07.................      50,000        50,000
Shorebank Pacifc Bank, 3.02%, 7/13/07.................      50,000        50,000
Vermont Development Credit, 3.75%, 7/13/09............      50,000        50,000
                                                                     -----------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $325,000)....................................                   325,000
                                                                     -----------
INVESTMENT COMPANIES (0.6%)
Fifth Third Institutional Government Money Market
   Fund, Institutional Class..........................     172,856       172,856
                                                                     -----------
TOTAL INVESTMENT COMPANIES
   (COST $172,856)....................................                   172,856
                                                                     -----------
TOTAL INVESTMENTS
   (COST $25,970,911) - 99.7%.........................                29,644,208
Other assets in excess of liabilities - 0 3%..........                    77,514
                                                                     -----------
NET ASSETS - 100.0%...................................               $29,721,722
                                                                     ===========

----------
(a)  Represents non-income producing security

ADR - American Depositary Receipt

PLC - Public Liability Co

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $25,970,911)................             $29,644,208
Interest and dividends receivable.......................                 104,659
Receivable for capital shares issued....................                   6,435
Prepaid expenses........................................                   4,237
                                                                     -----------
   Total Assets ........................................              29,759,539

LIABILITIES:
Payable for capital shares redeemed.....................   $ 2,000
Accrued expenses and other liabilities:
   Investor Adviser ....................................    15,685
   Accounting ..........................................       454
   Chief Compliance Officer ............................       160
   Administration ......................................       489
   Custodian ...........................................     2,100
   Transfer Agent ......................................     4,495
   Other ...............................................    12,434
                                                           -------
      Total Liabilities.................................                  37,817
                                                                     -----------
NET ASSETS .............................................             $29,721,722
                                                                     ===========
COMPOSITION OF NET ASSETS:
Capital ................................................             $25,976,860
Accumulated net investment income.......................                  95,199
Accumulated net realized losses from investment
   transactions.........................................                 (23,634)
Unrealized appreciation from investments ...............               3,673,297
                                                                     -----------
NET ASSETS..............................................             $29,721,722
                                                                     ===========
Shares outstanding (par value $0,001, unlimited
   number of shares authorized).........................               2,567,664
                                                                     ===========
Net Asset Value, Offering Price and Redemption Price
   per share............................................             $     11.58
                                                                     ===========

STATEMENT OF OPERATIONS
For the year ended March 31,2006

INVESTMENT INCOME:
   Interest............................................               $  366,261
   Dividend............................................                  354,722
                                                                      ----------
      TOTAL INVESTMENT INCOME..........................                  720,983
                                                                      ==========
EXPENSES:
   Investment Adviser..................................   $216,813
   Administration......................................     57,817
   Accounting..........................................      5,346
   Chief Compliance Officer............................      2,324
   Trustee.............................................      1,521
   Custodian...........................................      8,752
   Transfer Agency.....................................     18,000
   Other...............................................     31,953
                                                          --------
      Total expenses before fee reductions.............                  342,526
      Fees reduced by the Administrator................                  (15,341)
      Fees reduced by the Investment Adviser ..........                  (38,056)
                                                                      ----------
      NET EXPENSES.....................................                  289,129
                                                                      ----------
NET INVESTMENT INCOME..................................                  431,854
                                                                      ----------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions........                  841,032
Change in unrealized appreciation/depreciation from
   investments.........................................                  446,788
                                                                      ----------
Net realized/unrealized gains from investments.........                1,287,820
                                                                      ----------
CHANGE IN NET ASSETS FROM OPERATIONS...................               $1,719,674
                                                                      ==========

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the year     For the year
                                                                  ended           ended
                                                             March 31, 2006   March 31, 2005
                                                             --------------   --------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income .................................    $   431,854      $   329,034
   Net realized gains from investment transactions .......        841,032          279,422
   Change in unrealized appreciation/depreciation from
      investments ........................................        446,788          546,589
                                                              -----------      -----------
CHANGE IN NET ASSETS FROM OPERATIONS .....................      1,719,674        1,155,045
                                                              -----------      -----------
DIVIDENDS:
   Net investment income .................................       (421,652)        (311,994)
                                                              -----------      -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS ..........       (421,652)        (311,994)
                                                              -----------      -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...........................      3,182,527        4,713,816
   Dividends reinvested ..................................        413,013          310,107
   Cost of shares redeemed ...............................     (3,292,653)      (2,156,338)
                                                              -----------      -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....        302,887        2,867,585
                                                              -----------      -----------
CHANGE IN NET ASSETS .....................................      1,600,909        3,710,636

NET ASSETS:
   Beginning of year .....................................     28,120,813       24,410,177
                                                              -----------      -----------
   End of year ...........................................    $29,721,722      $28,120,813
                                                              ===========      ===========
SHARE TRANSACTIONS:
   Issued ................................................        282,068          428,350
   Reinvested ............................................         36,261           27,663
   Redeemed ..............................................       (288,601)        (196,837)
                                                              -----------      -----------
CHANGE IN SHARES .........................................         29,728          259,176
                                                              ===========      ===========
ACCUMULATED NET INVESTMENT INCOME ........................        $95,199          $84,997
                                                              ===========      ===========

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year indicated.

                                                               For the      For the      For the      For the      For the
                                                             year ended   year ended   year ended   year ended   year ended
                                                              March 31,    March 31,    March 31,    March 31,    March 31,
                                                                2006         2005         2004         2003         2002
                                                             ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR........................    $ 11.08      $ 10.71      $  9.13      $ 10.22      $  9.93
                                                              -------      -------      -------      -------      -------
INVESTMENT ACTIVITIES:
   Net investment income..................................       0.18         0.13         0.13         0.18         0.18
   Net realized and unrealized gains/(losses) from
      investment transactions.............................       0.49         0.37         1.59        (1.10)        0.31
                                                              -------      -------      -------      -------      -------
Total from investment activities..........................       0.67         0.50         1.72        (0.92)        0.49
                                                              -------      -------      -------      -------      -------
DIVIDENDS:
   Net investment income..................................      (0.17)       (0.13)       (0.14)       (0.17)       (0.20)
                                                              -------      -------      -------      -------      -------
   Total dividends........................................      (0.17)       (0.13)       (0.14)       (0.17)       (0.20)
                                                              -------      -------      -------      -------      -------
NET ASSET VALUE, END OF YEAR..............................    $ 11.58      $ 11.08      $ 10.71      $  9.13      $ 10.22
                                                              =======      =======      =======      =======      =======
TOTAL RETURN..............................................       6.06%        4.62%       18.91%       (9.00%)       4.94%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of year (000's)......................    $29,722      $28,121      $24,410      $18,528      $17,786
   Ratio of net expenses to average net assets............       1.00%        1.00%        1.00%        1.00%        1.00%
   Ratio of net investment income to average net assets...       1.49%        1.26%        1.38%        1.95%        1.85%
   Ratio of expenses to average net assets (a)............       1.18%        1.26%        1.26%        1.26%        1.28%
   Portfolio turnover.....................................      41.14%       21.15%       26.47%       40.07%       22.09%

(a) During the period, certain fees were reduced and total fund expenses are capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

                        See Notes to Financial Statements

                                                       WALDEN SOCIAL EQUITY FUND
Schedule of Portfolio Investments                                 March 31, 2005

COMMON STOCKS (99.6%)

SECURITY DESCRIPTION                                        SHARES    VALUE ($)
--------------------                                       -------   -----------
BASIC MATERIALS (4.2%)
Donaldson Co., Inc......................................    15,000   $   506,850
Ecolab, Inc.............................................    20,000       764,000
Sigma-Aldrich...........................................    12,000       789,480
                                                                     -----------
                                                                       2,060,330
                                                                     -----------
CAPITAL GOODS (2.4%)
Illinois Tool Works.....................................    12,000     1,155,720
                                                                     -----------
COMMUNICATION SERVICES (2.8%)
Alltel Corp.............................................    10,000       647,500
Nokia Corp., ADR........................................    35,000       725,200
                                                                     -----------
                                                                       1,372,700
                                                                     -----------
CONSUMER CYCLICALS (9.2%)
Eaton Corp..............................................    11,000       802,670
Leggett & Platt, Inc....................................    27,500       670,175
NIKE, Inc., Class B.....................................     7,000       595,700
Staples, Inc............................................    37,500       957,000
The Home Depot, Inc.....................................    23,300       985,590
Washington Post Co......................................       600       466,050
                                                                     -----------
                                                                       4,477,185
                                                                     -----------
CONSUMER PRODUCTS (1.1%)
Aptargroup, Inc.........................................    10,000       552,500
                                                                     -----------
CONSUMER STAPLES (14.7%)
Colgate-Palmolive Co....................................    16,000       913,600
Costco Wholesale Corp...................................    20,000     1,083,200
Estee Lauder Cos., Inc., Class A........................    15,000       557,850
Pepsico, Inc............................................    16,000       924,640
Procter & Gamble Co.....................................    10,000       576,200
Sysco Corp..............................................    25,000       801,250
W. W. Grainger, Inc.....................................    12,000       904,200
Walgreen Co.............................................    18,000       776,340
Wm. Wrigley Jr. Co......................................    10,000       640,000
                                                                     -----------
                                                                       7,177,280
                                                                     -----------
ENERGY (7.9%)
Apache Corp.............................................    15,000       982,650
BP PLC, ADR.............................................    32,000     2,206,080
Emerson Electric Co.....................................     8,000       669,040
                                                                     -----------
                                                                       3,857,770
                                                                     -----------
FINANCIAL SERVICES (20.1%)
American Express Co.....................................    10,000       525,500
AmSouth Bancorporation..................................    25,000       676,250
Bank of America Corp....................................    18,000       819,720
Chubb Corp..............................................     5,000       477,200
Cincinnati Financial Corp...............................    19,845       834,879
Comerica, Inc...........................................     8,400       486,948
Commerce Bancshares, Inc................................    16,537       854,467
Northern Trust Corp.....................................    15,000       787,500
State Street Corp.......................................    10,000       604,300
Suntrust Banks, Inc.....................................     6,400       465,664
T. Rowe Price Group, Inc................................    15,000     1,173,150
The Goldman Sachs Group, Inc............................     4,000       627,840
Wachovia Corp...........................................     9,000       504,450
Wilmington Trust Corp...................................    21,000       910,350
                                                                     -----------
                                                                       9,748,218
                                                                     -----------
HEALTH CARE (16.9%)
Amgen, Inc. (a).........................................    12,000       873,000
Biomet, Inc.............................................    12,000       426,240
C. R. Bard, Inc.........................................     6,000       406,860
Caremark Rx, Inc. (a)...................................    10,000       491,800
Dentsply International, Inc.............................    12,000       697,800
GlaxoSmithKline PLC, ADR................................    15,000       784,650
Johnson & Johnson, Inc..................................    17,000     1,006,740
Medtronic, Inc..........................................    20,000     1,015,000
Mylan Laboratories, Inc.................................    25,000       585,000
Novartis AG, ADR........................................    15,000       831,600
Pfizer, Inc.............................................    10,000       249,200
Teva Pharmaceutical Ltd., ADR...........................    20,000       823,600
                                                                     -----------
                                                                       8,191,490
                                                                     -----------
TECHNOLOGY (16.1%)
3M Co...................................................    12,000       908,280
Adobe Systems, Inc......................................    10,000       349,200
Automatic Data Processing, Inc..........................    15,000       685,200
Dell, Inc. (a)..........................................    16,500       491,040
EMC Corp. (a)...........................................    50,000       681,500
Intel Corp..............................................    35,000       677,250
International Business Machines Corp....................     7,000       577,290
Jabil Circuit, Inc.(a)..................................    11,000       471,460
Linear Technology Corp..................................    12,000       420,960
Microsoft Corp..........................................    45,000     1,224,450
Oracle Corp. (a)........................................    50,000       684,500
Waters Corp. (a)........................................     5,000       215,750
Zebra Technologies, Class A (a).........................    10,000       447,200
                                                                     -----------
                                                                       7,834,080
                                                                     -----------
TRANSPORTATION (4.2%)
Expeditors International of Washington, Inc.............    12,000     1,036,680
United Parcel Service, Inc., Class B....................    13,000     1,031,940
                                                                     -----------
                                                                       2,068,620
                                                                     -----------
TOTAL COMMON STOCKS
   (COST $39,627,587)...................................              48,495,893
                                                                     -----------
INVESTMENT COMPANIES (2.0%)
Fifth Third Institutional Government Money
Market Fund, Institutional Class........................   976,201       976,201
                                                                     -----------
TOTAL INVESTMENT COMPANIES
   (COST $976,201)......................................                 976,201
                                                                     -----------
TOTAL INVESTMENTS
(COST $40,603,788) - 101.6%.............................              49,472,094
Liabilities in excess of other assets - (1.6)%..........                (760,488)
                                                                     -----------
NET ASSETS - 100.0%.....................................             $48,711,606
                                                                     ===========

(a)  Represents non-income producing security

ADR - American Depositary Receipt

PLC - Public Liability Co

                        See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $40,603,788).............                $49,472,094
Interest and dividends receivable....................                     95,081
Receivable for capital shares issued.................                        983
Receivable for investments sold......................                    673,481
Prepaid expenses.....................................                      5,145
                                                                     -----------
      TOTAL ASSETS...................................                 50,246,784
LIABILITIES:
Accrued expenses and other liabilities:
   Payable for investments purchased.................   $1,472,268
Payable for capital shares redeemed..................        5,576
Accrued expenses:
   Investment Adviser................................       28,326
   Accounting........................................          418
   Chief Compliance Officer..........................          246
   Administration....................................          802
   Custody...........................................        3,208
   Transfer Agent....................................        4,492
   Other.............................................       19,842
                                                        ----------
      TOTAL LIABILITIES..............................                  1,535,178
                                                                     -----------
NET ASSETS...........................................                $48,711,606
                                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..............................................                $39,488,451
Accumulated net investment income....................                    103,770
Accumulated net realized gains from
   investment transactions...........................                    251,079
Unrealized appreciation from investments.............                  8,868,306
                                                                     -----------
NET ASSETS...........................................                $48,711,606
                                                                     ===========
Shares outstanding (par value $0.001,
   unlimited number of shares authorized)............                  4,027,514
                                                                     ===========
Net Asset Value, Offering Price and
   Redemption Price per share........................                $     12.09
                                                                     ===========

STATEMENT OF OPERATIONS
For the year ended March 31, 2006

INVESTMENT INCOME:
Dividends...............................................              $  786,344
                                                                      ----------
      TOTAL INVESTMENT INCOME...........................                 786,344
                                                                      ----------
EXPENSES:
   Investment Adviser...................................   $347,340
   Administration.......................................     92,625
   Accounting...........................................      3,848
   Chief Compliance Officer.............................      3,706
   Trustee..............................................      2,465
   Custodian............................................     12,616
   Transfer Agency......................................     18,000
   Other................................................     39,336
                                                           --------
      Total expenses before fee reductions..............                 519,936
      Fees reduced by the Administrator.................                 (24,569)
      Fees reduced by the Investment Adviser............                 (32,149)
                                                                      ----------
      NET EXPENSES......................................                 463,218
                                                                      ----------
NET INVESTMENT INCOME...................................                 323,126
                                                                      ----------
NET REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Net realized gains from investment transactions.........               2,139,362
Change in unrealized appreciation/depreciation
   from investments.....................................                 825,552
                                                                      ----------
Net realized/unrealized gains from investments..........               2,964,914
                                                                      ----------
CHANGE IN NET ASSETS FROM OPERATIONS....................              $3,288,040
                                                                      ==========

                        See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        For the year Ended   For the year Ended
                                                                          March 31, 2006       March 31, 2005
                                                                        ------------------   ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ............................................      $   323,126          $   320,299
   Net realized gains from investment transactions ..................        2,139,362              394,537
   Change in unrealized appreciation/depreciation from investments ..          825,552            1,464,860
                                                                           -----------          -----------
CHANGE IN NET ASSETS FROM OPERATIONS ................................        3,288,040            2,179,696
                                                                           -----------          -----------

DIVIDENDS:
   Net investment income ............................................         (308,366)            (283,800)
                                                                           -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS .....................         (308,366)            (283,800)
                                                                           -----------          -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ......................................        4,482,497            5,684,452
   Dividends reinvested .............................................          280,077              260,080
   Cost of shares redeemed ..........................................       (4,317,702)          (2,999,078)
                                                                           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ................          444,872            2,945,454
                                                                           -----------          -----------
CHANGE IN NET ASSETS ................................................        3,424,546            4,841,350

NET ASSETS:
   Beginning of year ................................................       45,287,060           40,445,710
                                                                           -----------          -----------
   End of year ......................................................      $48,711,606          $45,287,060
                                                                           ===========          ===========

SHARE TRANSACTIONS:
   Issued ...........................................................          384,908              510,786
   Reinvested .......................................................           23,635               22,576
   Redeemed .........................................................         (373,305)            (269,969)
                                                                           -----------          -----------
CHANGE IN SHARES ....................................................           35,238              263,393
                                                                           ===========          ===========
ACCUMULATED NET INVESTMENT INCOME ...................................      $   103,770          $    89,010
                                                                           ===========          ===========

                       See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year indicated.

                                                               For the      For the      For the      For the      For the
                                                             year ended   year ended   year ended   year ended   year ended
                                                              March 31,    March 31,    March 31,    March 31,    March 31,
                                                                2006         2005         2004         2003         2002
                                                             ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR .......................    $ 11.34      $ 10.85      $  8.24      $ 10.26      $  9.49
                                                              -------      -------      -------      -------      -------
INVESTMENT ACTIVITIES:
   Net investment income .................................       0.09         0.08         0.04         0.04         0.04
   Net realized and unrealized gains/(losses) from
      investment transactions ............................       0.74         0.48         2.61        (2.02)        0.77
                                                              -------      -------      -------      -------      -------
   Total from investment activities ......................       0.83         0.56         2.65        (1.98)        0.81
                                                              -------      -------      -------      -------      -------

DIVIDENDS:
   Net investment income .................................      (0.08)       (0.07)       (0.04)       (0.04)       (0.04)
                                                              -------      -------      -------      -------      -------
   Total dividends .......................................      (0.08)       (0.07)       (0.04)       (0.04)       (0.04)
                                                              -------      -------      -------      -------      -------
NET ASSET VALUE, END OF YEAR .............................    $ 12.09      $ 11.34      $ 10.85      $  8.24      $ 10.26
                                                              =======      =======      =======      =======      =======
TOTAL RETURN .............................................       7.32%        5.18%       32.14%      (19.34%)       8.53%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of year (000's) .....................    $48,712      $45,287      $40,446      $26,450      $25,616
   Ratio of net expenses to average net assets ...........       1.00%        1.00%        1.00%        1.00%        1.00%
   Ratio of net investment income to average net assets ..       0.70%        0.75%        0.45%        0.48%        0.35%
   Ratio of expenses to average net assets (a) ...........       1.12%        1.15%        1.16%        1.18%        1.18%
   Portfolio turnover ....................................      29.11%       15.89%       22.33%       16.10%       22.42%

(a) During the period, certain fees were reduced and total fund expenses are capped at 1 00% If such expense caps had not been in place, the ratio would have been as indicated.

                       See Notes to Financial Statements

Notes to Financial Statements                                     March 31, 2006

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a "Fund," collectively the "Funds"):

FUND                                                                      SHORT NAME
----                                                                      ----------
Boston Trust Balanced Fund (formerly known as the Boston Balanced Fund)   Balanced Fund
Boston Trust Equity Fund (formerly known as the Boston Equity Fund)       Equity Fund
Boston Trust Small Cap Fund                                               Small Cap Fund
Walden Social Balanced Fund                                               Social Balanced Fund
Walden Social Equity Fund                                                 Social Equity Fund

     Financial statements for all other series of the Group are published separately.

     Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     EXPENSES:

     Expenses directly attributable to a Fund are charged directly to the Fund Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income, if any, are declared and paid annually by the Funds. Dividends from net realized gains, if any, are declared and distributed at least annually by the Funds.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                    Continued

Notes to Financial Statements                                     March 31, 2006

     FEDERAL INCOME TAXES:

     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     The Funds and Boston Trust Investment Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Adviser of its advisory fees:

FUND                   FEE RATE
----                   --------
Balanced Fund            0.75%
Equity Fund              0.75
Small Cap Fund           0.75
Social Balanced Fund     0.75
Social Equity Fund       0.75

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of the Fund, at an annual rate of 0.20%. Certain officers and trustees of the Group are also employees of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

     Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $23,755 for the year ended March 31, 2006, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's distribution agent.

     CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

     Boston Trust & Investment Management Company acts as the Fund's custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS:

     The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% (1.25% for the Boston Trust Small Cap Fund) of the average daily net assets. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2006, the Adviser reimbursed fees in the amount of $41,828, $26,932, $6,048, $38,056 and $32,149 for the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Social Balanced Fund and Social Equity Fund respectively. As of March 31, 2006, the Adviser may recoup $166,878, $80,149, $6,048, $126,063 and $112,831 from the Funds as follows:

FUND                    AMOUNT   EXPIRES
----                   -------   -------
Balanced Fund          $68,576     2007
                        56,474     2008
                        41,828     2009
Equity Fund             18,574     2007
                        34,643     2008
                        26,932     2009
Small Cap Fund           6,048     2009
Social Balanced Fund    45,614     2007
                        42,393     2008
                        38,056     2009
Social Equity Fund      39,696     2007
                        40,986     2008
                        32,149     2009

     BISYS Ohio has agreed to reduce its administrative fees. For the year ended March 31, 2006, BISYS Ohio voluntarily waived fees in the amount of $91,266, $23,089, $1,248 $15,341 and $24,569 for the Balanced Fund, Equity
     Fund, Small Cap Fund, Social Balanced Fund and Social Equity Fund respectively.

                                    Continued

Notes to Financial Statements                                     March 31, 2006

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended March 31, 2006, totaled:

FUND                    PURCHASES       SALES
----                   -----------   -----------
Balanced Fund          $47,780,491   $59,820,184
Equity Fund             13,485,223     8,709,631
Small Cap Fund           7,893,803       303,958
Social Balanced Fund    12,481,203    11,109,962
Social Equity Fund      14,560,307    13,304,130

5.   FEDERAL INCOME TAX INFORMATION:

     At March 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                          TAX                         NET UNREALIZED
                                       UNREALIZED    TAX UNREALIZED    APPRECIATION
                         TAX COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                       ------------   ------------   --------------   --------------
Balanced Fund          $125,564,364    $41,412,699    $(2,166,534)      $39,246,165
Equity Fund              33,111,837     16,376,048       (416,007)      $15,960,041
Small Cap Fund            8,285,131      2,840,244       (202,478)      $ 2,637,766
Social Balanced Fund     25,970,911      4,267,253       (593,956)      $ 3,673,297
Social Equity Fund       40,605,299      9,991,096     (1,124,301)      $ 8,866,795

     The tax character of distributions paid during the fiscal year ended March 31, 2006 was as follows:


                           DISTRIBUTIONS PAID FROM
                       -------------------------------                                       TOTAL
                                         NET LONG TERM   TOTAL TAXABLE   TAX RETURN OF   DISTRIBUTIONS
                       ORDINARY INCOME   CAPITAL GAINS   DISTRIBUTIONS      CAPITAL          PAID(1)
                       ---------------   -------------   -------------   -------------   -------------
Balanced Fund             $3,019,048       $3,203,393      $6,222,441         $--         $6,222,441
Equity Fund                  316,600          443,122         759,722          --            759,722
Small Cap Fund                    --               --              --          --                 --
Social Balanced Fund         421,652               --         421,652          --            421,652
Social Equity Fund           308,366               --         308,366          --            308,366

     The tax character of distributions paid during the fiscal year ended March 31, 2005 was as follows:


                           DISTRIBUTIONS PAID FROM
                       -------------------------------                                       TOTAL
                                         NET LONG TERM   TOTAL TAXABLE   TAX RETURN OF   DISTRIBUTIONS
                       ORDINARY INCOME   CAPITAL GAINS   DISTRIBUTIONS      CAPITAL          PAID(1)
                       ---------------   -------------   -------------   -------------   -------------
Balanced Fund             $2,873,923        $ 85,084       $2,959,007         $--          $2,959,007
Equity Fund                  315,137         564,969          880,106          --             880,106
Small Cap Fund                    --              --               --          --                  --
Social Balanced Fund         311,994              --          311,994          --             311,994
Social Equity Fund           283,800              --          283,800          --             283,800

     As of March 31, 2006 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                       UNDISTRIBUTED                 ACCUMULATED                          TOTAL
                       UNDISTRIBUTED     LONG-TERM                   CAPITAL AND       UNREALIZED      ACCUMULATED
                          ORDINARY        CAPITAL      ACCUMULATED      OTHER         APPRECIATION       EARNINGS
                           INCOME          GAINS         EARNINGS       LOSSES     (DEPRECIATION)(2)    (DEFICIT)
                       -------------   -------------   -----------   -----------   -----------------   -----------
Balanced Fund             $558,132      $4,112,107      $4,670,239    $     --       $39,246,165       $43,916,404
Equity Fund                112,130         700,572         812,702          --        15,960,041        16,772,743
Small Cap Fund              26,246          41,698          67,944          --         2,637,766         2,705,710
Social Balanced Fund        95,199              --          95,199     (23,634)        3,673,297         3,744,862
Social Equity Fund         103,770         252,590         356,360          --         8,866,795         9,223,155

(1) Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

     As of March 31,2006, for Federal income tax purposes, the following Funds have a capital loss carryforwards available to offset future capital gains, if any to the extent provided by the Treasury regulations:

                        AMOUNT   EXPIRES
                       -------   -------
Social Balanced Fund   $23,634     2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Boston Trust Balanced Fund, Boston Trust Equity Fund,
Boston Trust Small Cap Fund,
Walden Social Balanced Fund and Walden Social Equity Fund of
The Coventry Group
Columbus, Ohio

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Boston Trust Balanced Fund (formerly Boston Balanced Fund), Boston Trust Equity Fund (formerly Boston Equity Fund), Boston Trust Small Cap Fund, Walden Social Balanced Fund and Walden Social Equity Fund, each a series of shares of The Coventry Group (a Massachusetts business trust), as of March 31, 2006, the related statements of operations for the year then ended (with respect to the Boston Trust Small Cap Fund for the period December 16, 2005 to March 31, 2006), the statements of changes in net assets for each of the two years in the period then ended (with respect to the Boston Trust Small Cap Fund the period December 16, 2005 to March 31, 2006), and the financial highlights for each of the four years in the period then ended (with respect to the Boston Trust Equity Fund for each of the two years in the period then ended and for the period October 1, 2003 to March 31, 2004) (with respect to the Boston Trust Small Cap Fund for the period December 16, 2005 to March 31, 2006). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Boston Trust Balanced Fund, Walden Social Balanced Fund and Walden Social Equity Funds' financial highlights for the period ended March 31, 2002 were audited by other auditors whose report dated May 15, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of March 31, 2006 the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
April 28, 2006

Supplementary information (unauduted)                             March 31, 2006

FEDERAL INCOME TAX INFORMATION:

During the fiscal year ended March 31, 2006, the Funds declared long-term realized gain distributions in the following amounts:

                15% CAPITAL GAINS
                -----------------
Balanced Fund      $3,203,393
Equity Fund           443,122

For the fiscal year ended March 31, 2006, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

                       DISTRIBUTIONS RECEIVED
                              DEDUCTION
                       ----------------------
Balanced Fund                    70%
Equity Fund                     100%
Social Balanced Fund             73%
Social Equity Fund              100%

For the fiscal year ended March 31, 2006, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

                       QUALIFIED DIVIDEND INCOME
                       -------------------------
Balanced Fund                     70%
Equity Fund                      100%
Social Balanced Fund              74%
Social Equity Fund               100%

TABLE OF SHAREHOLDER EXPENSES:

As a shareholder of the Boston Trust Funds, you incur the following costs: ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                         BEGINNING         ENDING        Expense Paid     Expense Ratio
                       ACCOUNT VALUE   ACCOUNT VALUE    During Period*    During Period
                          10/1/05         3/31/06      10/1/05-3/31/06   10/1/05-3/31/06
                       -------------   -------------   ---------------   ---------------
Balanced Fund            $1,000.00       $1,043.60          $5.10             1.00%
Equity Fund               1,000.00        1,057.80           5.03             0.98%
Small Cap Fund**          1,000.00        1,071.90           3.70             1.23%
Social Balanced Fund      1,000.00        1,052.10           5.12             1.00%
Social Equity Fund        1,000.00        1,068.50           5.16             1.00%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios and rates of returns for the period from December 16, 2005 (date of commencement of operations) to March 31, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that apear in the shareholder reports of other funds.

                         BEGINNING         ENDING        EXPENSE PAID     EXPENSE RATIO
                       ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*    DURING PERIOD
                          10/1/05         3/31/06      10/1/05-3/31/06   10/1/05-3/31/06
                       -------------   -------------   ---------------   ---------------
Balanced Fund            $1,000.00       $1,019.95           $5.04            1.00%
Equity Fund               1,000.00        1,020.04            4.94            0.98%
Small Cap Fund**          1,000.00        1,018.80            6.19            1.23%
Social Balanced Fund      1,000.00        1,019.95            5.04            1.00%
Social Equity Fund        1,000.00        1,019.95            5.04            1.00%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios for the period from December 16, 2005 (date of commencement of operations) to March 31, 2006 and has been annualized to reflect values for the period from October 1, 2005 to March 31, 2006.

                                    Continued

Supplementary information (unauduted)                             March 31, 2006

TABULAR SUMMARY OF SCHEDULES OF INVESTMENTS:

The Boston Trust Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2006.

BOSTON TRUST BALANCED FUND

                                  PERCENTAGE OF
                                      TOTAL
SECURITY ALLOCATION                 PORTFOLIO
FOR THE SCHEDULE OF INVESTMENTS    INVESTMENTS
-------------------------------   -------------
U.S. Government Obligations           20.0%
Financial Services                    17.3%
Health Care                           12.1%
Consumer Staples                       9.2%
Technology                             8.8%
Energy                                 7.9%
Basic Materials                        5.3%
Investment Companies
(Fifth Third Institutional
Government Money Market Fund)          4.9%
Capital Goods                          3.8%
Consumer Cyclicals                     3.8%
Transportation                         2.9%
Consumer Products                      2.2%
Producer Products                      1.8%
                                     -----
Total                                100.0%
                                     =====

BOSTON TRUST EQUITY FUND

                                  PERCENTAGE OF
                                      TOTAL
SECURITY ALLOCATION                 PORTFOLIO
FOR THE SCHEDULE OF INVESTMENTS    INVESTMENTS
-------------------------------   -------------
Financial Services                    19.9%
Health Care                           16.4%
Consumer Staples                      12.3%
Technology                            12.0%
Energy                                 9.1%
Basic Materials                        6.8%
Capital Goods                          4.9%
Consumer Cyclicals                     4.1%
Transportation                         4.0%
Consumer Products                      3.8%
Investment Companies
(Fifth Third Institutional
Government Money Market Fund)          3.5%
Producer Products                      3.2%
                                     -----
Total                                100.0%
                                     =====

BOSTON TRUST SMALL CAP FUND

                                  PERCENTAGE OF
                                      TOTAL
SECURITY ALLOCATION                 PORTFOLIO
FOR THE SCHEDULE OF INVESTMENTS    INVESTMENTS
-------------------------------   -------------
Technology                            19.8%
Financial Services                    14.1%
Health Care                           13.6%
Consumer Products                     11.1%
Capital Goods                         10.2%
Basic Materials                        7.8%
Energy                                 7.0%
Investment Companies
(Fifth Third Institutional
Government Money Market Fund)          5.7%
Producer Products                      2.7%
Transportation                         1.9%
Utilities                              1.8%
Consumer Cyclicals                     1.7%
Retail Stores                          1.3%
Consumer Staples                       1.3%
                                     -----
Total                                100.0%
                                     =====

The Boston Trust (Walden) Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2006.

WALDEN SOCIAL BALANCED FUND

                                  PERCENTAGE OF
                                      TOTAL
SECURITY ALLOCATION                 PORTFOLIO
FOR THE SCHEDULE OF INVESTMENTS    INVESTMENTS
-------------------------------   -------------
U.S. Government Obligations           25.3%
Health Care                           15.6%
Financial Services                    14.1%
Technology                            12.1%
Consumer Staples                       8.1%
Consumer Cyclicals                     5.9%
Basic Materials                        5.4%
Energy                                 5.0%
Capital Goods                          2.9%
Transportation                         2.5%
Certificates of Deposit                1.1%
Producer Products                      0.8%
Investment Companies
(Fifth Third Institutional
Government Money Market Fund)          0.6%
Consumer Products                      0.6%
                                     -----
Total                                100.0%
                                     =====

WALDEN SOCIAL EQUITY FUND

                                  PERCENTAGE OF
                                      TOTAL
SECURITY ALLOCATION                 PORTFOLIO
FOR THE SCHEDULE OF INVESTMENTS    INVESTMENTS
-------------------------------   -------------
Financial Services                    19.7%
Health Care                           16.6%
Technology                            15.8%
Consumer Staples                      14.5%
Consumer Cyclicals                     9.0%
Energy                                 7.8%
Basic Materials                        4.2%
Transportation                         4.2%
Communication Services                 2.8%
Capital Goods                          2.3%
Investment Companies
(Fifth Third Institutional
Government Money Market Fund)          2.0%
Consumer Products                      1.1%
                                     -----
Total                                100.0%
                                     =====

OTHER INFORMATION:

A description of the policies and procedures that the Funds' use to determine how to vote proxies related to portfolio securities is available (I) without charge, upon request, by calling 1 -800-282-8782 ext. 7050 and (ii) on the Securities and Exchange Commission's web-site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1 -800-282-8782 ext. 7050 and (ii) on the Commission's website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year of Form N-Q. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

                                  Continued

Supplementary information (unauduted)                             March 31, 2006

THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN BOSTON TRUST INVESTMENT MANAGEMENT, INC. (THE "ADVISER") AND BOSTON TRUST BALANCED FUND, BOSTON TRUST EQUITY FUND, WALDEN SOCIAL BALANCED FUND AND WALDEN SOCIAL EQUITY FUND (THE "FUNDS")

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Adviser for each of the Funds, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February
23, 2006. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Investment Advisory Agreement. The Board met during the meeting directly with representatives of the Adviser and reviewed various factors with them concerning the proposed continuation of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds and to their relevant benchmark indexes since the inception of each of the Funds. The Board took note of the fact that the performance results achieved by the Adviser for each of the Funds on a longer-term basis was favorable on a comparative basis and that the Adviser produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board reviewed with the representatives of the Adviser the reasons why the Funds' shorter-term performance has not been as favorable as the longer-term performance that has been achieved, and the factors contributing to this were considered and discussed, and it was noted that the equity securities selected for investment by the Adviser have generally remained undervalued and have not been among those that have participated in the more recent market advances. The representatives of the Adviser confirmed that they would still continue to follow their stated investment strategies with respect to equity selection which have resulted in the favorable longer-term results for the Funds. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds and their plans for the continued growth of each of the Funds. The Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services. The Board also reviewed financial information concerning the Adviser relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser, which was found to be consistent with industry standards, and the financial soundness of the Adviser as demonstrated by the financial information provided was also noted. The Board further reviewed the Adviser's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved. In addition, with respect to the Walden Social Balanced Fund and the Walden Social Equity Fund, the Board reviewed and discussed with representatives of the Adviser the manner in which the Adviser utilizes the services of its affiliate, Walden Asset Management, to assist the Adviser with the implementation of the socially responsible investment guidelines that it employs in connection with each of these two Funds, which services include shareholder advocacy, proxy voting and other social initiatives for the Adviser, and they reviewed the manner in which the Adviser compensates its affiliate from its own resources for such services.

The Board then undertook a review of the proposed renewal of the Investment Advisory Agreement with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting the Adviser's investment expertise and the investment strategies utilized by the Adviser with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of the Adviser their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. The Board members also

                                    Continued

Supplementary Information (unaudited)                             March 31, 2006

took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited to 1.00% of each respective Fund's average daily net assets, which the Board noted benefits shareholders in each of the Funds. The Board members took further notice of the fact that the Adviser has undertaken to continue the Expense Limitation Agreement and maintain fees at 1.00% of average daily nets assets for each of the Funds for the current fiscal year. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

CONSIDERATION BY THE BOARD OF TRUSTEES OF THE ADOPTION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE BOSTON TRUST SMALL CAP FUND (THE "FUND") AND BOSTON TRUST INVESTMENT MANAGEMENT, INC. (THE "ADVISER")

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Fund was required to consider the initial approval of the Investment Advisory Agreement for the Fund with the Adviser at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the adoption of any Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the adoption of the Investment Advisory Agreement for the Fund with the Adviser, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the investment performance of the collective investment fund (the "Collective Fund") which had its assets converted into assets of the Fund upon the establishment of the Fund and which was previously managed with full investment authority by the Adviser in substantially the same manner as the Fund, as well as information regarding the proposed fees and expenses of the Fund, as compared to other similar mutual funds.

The Board of Trustees considered the adoption of the Investment Advisory Agreement for the Fund at their in-person meeting held on December 8, 2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to adopt the Investment Advisory Agreement. The Board met during the meeting directly with representatives of the Adviser and reviewed various factors with them concerning the proposed adoption of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Collective Fund relative to the performance of other similar mutual funds and to relevant benchmark indexes since the inception of the Collective Fund. The Board took note of the fact that the performance results achieved by the Adviser for the Collective Fund, on both a short-term basis and on a longer-term basis, was favorable on a comparative basis. The Board also took note of the Adviser's plans to foster the growth and development of the Fund and they considered the Adviser's management of the other mutual funds that it advises that are overseen by the Board. The Board compared the proposed expenses of the Fund to the expenses of its peers, noting that the proposed expenses for the Fund compare favorably with industry averages for other similar funds. They noted the range of investment advisory services provided by the Adviser to the other funds that they manage and the level and quality of these services. The Board also reviewed financial information concerning the Adviser and took note of the financial soundness of the Adviser as demonstrated by the financial information provided. The Board further reviewed the Adviser's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services to be provided to the Fund and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed investment objectives, strategies and fee arrangements for the Fund, noting the Adviser's investment expertise and the investment strategies utilized by the Adviser with respect to the Collective Fund. In considering the proposed investment advisory fees applicable to the Fund, the Board discussed with representatives of the Adviser their reasons for assessing the applicable fees in connection with the Fund, and the Board considered and discussed the fees charged by similar funds. It was noted that the Adviser charges the same investment advisory fee to each of the other funds that it advises that are overseen by the Board. It was also noted that the Fund, unlike the other Funds that the Adviser advises which are overseen by the Board, would be subject to a shareholder administrative services fee and the Board reviewed the purposes of the shareholder administrative services fee and the types of entities that would be entitled to receive this fee in connection with applicable administrative services provided to the Fund and its shareholders.

In reaching their conclusion with respect to the adoption of the Investment Advisory Agreement for the Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance achieved by the Adviser for the Collective Fund, the commitment of the Adviser to the successful operation of the Fund, and the level of proposed expenses of the Fund, as being important elements of their consideration. The Board members also took notice of the fact that the Adviser has agreed to maintain an Expense Limitation Agreement with respect to the Fund pursuant to which the total operating expenses for the Fund will be limited to 1.25% of the Fund's average daily net assets, which the Board noted should benefit shareholders in the Fund. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement for the Fund were fair and reasonable and the Board voted to adopt the Investment Advisory Agreement for the Fund for an initial period of two years.

Supplementary Information (unaudited)                             March 31, 2006

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders (the "Meeting") of The Coventry Group (the "Group") was held on February 21, 2006. The Funds are separate investment series of the Group. The Meeting was held for the purpose of electing Trustees of the Group. As of the record date for the Meeting, there were 153,785,122 shares of beneficial interest in the Group outstanding. Information regarding the results of the shareholder vote are set forth below. Each of the nominees was elected to the Board by the requisite shareholder vote.

TRUSTEE NOMINEE         AFFIRMATIVE VOTES   % OF OUTSTANDING   VOTES WITHHELD   % OF OUTSTANDING
---------------         -----------------   ----------------   --------------   ----------------
James H.Woodward            93,503,623           60.83%              4,475            .003%
Michael M.Van Buskirk       93,503,623           60.83%              4,475            .003%
Maurice G. Stark            93,503,623           60.83%              4,475            .003%
Diane E.Armstrong           93,503,623           60.83%              4,475            .003%
Walter B. Grimm             93,193,133           60.63%            314,965            .205%

Information about Trustees and Officers (unaudited)               March 31, 2006

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees.

                                          TERM OF                                            NUMBER OF FUNDS         OTHER
                        POSITIONS(S)      OFFICE**                                           IN FUND COMPLEX     DIRECTORSHIPS
                          HELD WITH    AND LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN BY          HELD BY
NAME, ADDRESS AGE         THE FUNDS     TIME SERVED           DURING PAST FIVE YEARS             TRUSTEE            TRUSTEE
-----------------       ------------   -------------   -----------------------------------   ---------------   ----------------
INTERESTED TRUSTEES*
Walter B. Grimm         Trustee        Since 1996      Retired. From June 1992 to 2005,      15                American
3435 Stelzer Road                                      employee of BISYS Fund Services.                        Performance
Columbus, Ohio 43219                                                                                           Funds; Legacy
Age: 60                                                                                                        Funds Group;
                                                                                                               Performance
                                                                                                               Funds Trust; The
                                                                                                               Coventry Funds
                                                                                                               Trust

INDEPENDENT TRUSTEES

Maurice G. Stark        Trustee        Since 1992      Retired.                              15                The Coventry
3435 Stelzer Road                                                                                              Funds Trust
Columbus, Ohio 43219
Age: 70

Michael M.Van Buskirk   Trustee and    Since 1992      From June 1991 to present, employee   15                The Coventry
3435 Stelzer Road       Chairman of                    of and currently President of The                       Funds Trust
Columbus, Ohio 43219    the Board of                   Ohio Bankers'League (trade
Age: 59                 Trustees                       association)

Diane Armstrong         Trustee        Since 2004      From August 2003 to present,          15                The Coventry
3435 Stelzer Road                                      Principal of King Dodson Armstrong                      Funds Trust
Columbus, Ohio 43219                                   Financial Advisors, Inc.; from
Age: 41                                                April 2000 to August 2003, Director
                                                       of Financial Planning, Hamilton
                                                       Capital Management.

Dr. James Woodward      Trustee        Since 2006      Retired. From July 1989 to June       15                The Coventry
3435 Stelzer Road                                      2005, Chancellor, University of                         Funds Trust
Columbus, Ohio 43219                                   North Carolina at Charlotte
Age 66

OFFICERS WHO ARE NOT TRUSTEES

R. Jeffrey Young        President      Since 1999      From October 1993 to present,
3435 Stelzer Road                                      employee of BISYS Fund Services
Columbus, OH 43219
Age 41

Aaron Masek             Treasurer      Since 2006      From March 1997 to present,
3435 Stelzer Road                                      employee of BISYS Fund Services.
Columbus, Ohio 43219
Age: 32

Timothy Bresnahan       Secretary      Since 2005      From February 2005 to present,
3435 Stelzer Road                                      employee of BISYS Fund Services;
Columbus, Ohio 43219                                   from March 2004 to February 2005,
Age: 37                                                Associate of the law firm of
                                                       Greenberg Traurig; P.A. from
                                                       October to March 2004, Legal
                                                       Product Specialist, Deutsche Bank
                                                       Asset Management, Inc.; from
                                                       September, 2001 to February, 2003,
                                                       Associate of the law firm Goodwin
                                                       Procter, LLP.

Alaina V. Metz          Assistant      Since 1995      From June 1995 to present, employee
3435 Stelzer Road       Secretary                      of BISYS Fund Services.
Columbus, Ohio 43219
Age: 37

George L. Stevens       Chief          Since 2004      From September 1996 to present,
3435 Stelzer Road       Compliance                     employee of BISYS Fund Services.
Columbus, Ohio 43219    Officer
Age: 54

* Mr. Grimm is considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to his previous employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

INVESTMENT ADVISER

Boston Trust Investment Management, Inc.
One Beacon Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT

Boston Trust & Investment Management Company
One Beacon Street
Boston, MA 02108

ADMINISTRATOR

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait,Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

5/06

INVESTMENT ADVISOR
Signal Capital Management, Inc.
One Main Street
Evansville, Indiana 47708

ADMINISTRATOR,
TRANSFER AGENT AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE SIGNAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IN CASE OF CONCURRENT OR PRIOR DELIVERY OF THE FUNDS' CURRENT PROSPECTUS.

Federal law requires the Funds, and each of its investment advisers, to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds' proxy voting policies and procedures are available without charge (i) upon request, by calling 800-468-0347, or (ii) on the U.S. Securities and Exchange Commission's web site at www.sec.gov.

STATEMENT REGARDING AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE.

The Signal Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available upon request without charge.

STATEMENT REGARDING AVAILABILITY OF PROXY VOTING RECORD.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-468-0347, and on the Commission's website at http://www.sec.gov.

(THE SIGNAL FUNDS LOGO)

ANNUAL REPORT
MARCH 31, 2006

(SIGNAL CAPITAL MANAGEMENT LOGO)

INVESTMENT ADVISOR

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD NATIONAL BANCORP., AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

SIGNAL FUNDS
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

We are pleased to present the annual report for the Signal Funds. The report covers the twelve month period from April 1, 2005 to March 31, 2006 which represents the Funds' 2006 fiscal year.

Economic growth was surprisingly good considering the headwinds of significantly higher oil prices and the Fed funds rate that ended the year 200 basis points higher (2.00%). If that wasn't enough to deal with, investors were dealt another blow--quite literally--in the form of two strong hurricanes that battered the Gulf Coast in late August and September. As we turned the calendar from 2005 to 2006, economic growth went from too slow to (what is likely to turn out to be) too fast. It is during this six month period that things began to heat up both in terms of higher stock prices and higher intermediate term yields.

THE EQUITY MARKET

On the surface it might appear that the market experienced a good but uneventful year. The return of almost 12% is roughly in line with the market's long run average. But, the advance was marked by periods of great doubt about the economy's ability to continue to grow in light of ever higher short term interest rates as orchestrated by the Fed. These doubts hit the market hard in the first month of the Fund's fiscal year (April). On a price basis, the S&P 500(1) lost 2%. Fortunately, April's lows turned out to be the lows for the year. All was not clear as the market encountered another downdraft six months later. The October sell-off wiped out the gains that had been achieved in the previous six months. Investors were trying to determine the impact of Hurricanes Katrina and Rita. Most believed higher inflation would result if not from increased government spending then from oil prices that spiked up near $70 a barrel. The final five months through March 2006 proved to be the strongest for the market. The almost 8% advance was kicked off by the realization that despite the headwinds discussed above, stocks were still reasonably valued, profit margins were at record highs, and earnings were likely to finish the year with a double digit increase over 2004.

Just as was the case last year, the top performing sector was again the Energy Sector gaining just over 21%. If not for the lagging performance of the major integrated oils, the sector's performance would have been much stronger. The drillers, oil and gas service, exploration and production, and refining stocks all experienced performance that ranged from 37% to 65%. Surprisingly the second best performing sector was the Financial Sector with a 17% gain. Here again, industry selection was important. The environment of higher short term rates coupled with thin net interest margins kept investors away from most banking stocks. The best performing industries were concentrated in the stocks of real estate investment trusts, investment management, and investment banking companies. Gains in these industries ranged from 21% to 37%. Good growth in assets under management and strong merger and acquisition activity propelled results higher for these groups.

THE FIXED INCOME MARKET

The "conundrum" persisted throughout most of last year. The "conundrum" was the lack of upward movement in longer term rates in response to the Fed's policy of raising the Fed funds rate. The result was a yield curve that became flatter as the year wore on. Steadily rising short term rates eventually led to a partial yield curve inversion--a situation in which shorter term rates are greater than longer term rates. It was only in the last two months of the year that longer term interest rates began to react to the Fed's tightening. Through the end of January, the ten year Treasury Note yield was just four basis points (0.04%) higher than it was in March of last year. Further increases in the Fed funds target rate to 4.75% in March led to an upward and parallel shift in the entire yield curve. The upward shift in the yield curve pushed the yield on the ten year Treasury Note to 4.85% by the end of March--or 37 basis points (0.37%) higher than it was a year ago. Because the shift was parallel, the yield curve remains very flat. Longer term rates, 4.85%, are still very close to short term rates, 4.75%. If you subscribe to the theory that the shape of the yield curve is determined by the expectations of bond investors, you would conclude that investors believe future interest rates will be about the same as current interest rates. The explanation behind this is most likely driven by confidence in the Fed's ability to keep inflation under control. In fact, core inflation is lower now than it was a year ago. Investors have incorporated decelerating inflation into their pricing of fixed income securities. Evidence of this can be found by comparing the ten year Treasury Note yield to the yield of the ten year Treasury Inflation Protected Security. The difference, which is a measure of investors' inflation expectations, has declined from just over 2.7% a year ago to about 2.5% now.

Sincerely,

The Signal Capital Management, Inc. Team

(1) The Standard & Poor's 500 Index (the "S&P 500") tracks the performance of 500 select common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investor cannot invest directly in an index.

SIGNAL FUNDS
LARGE CAP GROWTH FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and Funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The Large Cap Growth Fund enjoyed another year of good performance. For the twelve months ended March 2006, the Fund (Class I) returned 12.95% against its benchmark, the S&P 500 which was up 11.72%.

The Funds managers maintained over-weighted positions in the Consumer Staples, Energy, Industrials, and Materials Sectors. The Fund's managers believed the Consumer Staples Sector would benefit from the defensive nature of many of the stocks in this sector. However, despite the concerns over slower economic growth, investors were not attracted to this sector. As a consequence, it underperformed the market and the Fund's holdings underperformed the sector. The Consumer Staples Sector held the Fund's worst performing stock, Avon Products. The Fund managers eliminated the holding but not before incurring a 27% loss. The company reported disappointing earnings and lowered its guidance for the remainder of the year. The stock lost 15%, prompting its sale. Subsequently, the stock has not managed to recover its losses. The Energy Sector was (like last year) the top performing sector. Although the Fund's Energy Sector over-weighting was only moderate, the Fund did benefit from an underweight in the integrated oils which was the weakest industry in the sector. The Fund's top performing stock in this sector was Noble Energy, an oil and gas exploration and production concern with a total return of nearly 30%. The Fund's Industrial Sector performance exceeded its sector benchmark on the strength of strong moves in Expeditors International (+62%) and Jacobs Engineering (+67%). Expeditors' services include forwarding of air and ocean freight and has a strong base of operations along the west coast of the U.S. The company has developed an extensive operation in Asia and it is the growth in Asia that is driving earnings and the stock higher. Jacobs provides construction services to a wide variety of industries. It is benefiting from the up-turn in the capital spending and construction cycle. Florida Rock, a company that provides construction aggregates and concrete products, was the big driver of the out-performance in the Materials Sector with a 45% gain.+

TOTAL RETURN AS OF MARCH 31, 2006

                                                     ANNUALIZED
                                                 ------------------
                                 AGGREGATE                  SINCE
                             -----------------            INCEPTION
                             1 MONTH   3 MONTH   1 YEAR   (7/15/02)
                             -------   -------   ------   ---------
CLASS I ..................     0.50%     3.57%   12.95%     10.37%
CLASS A
   Without Sales Charge ..     0.42%     3.51%   12.65%     10.04%
   With Sales Charge* ....    -4.35%    -1.39%    7.27%      8.61%
S&P 500 INDEX ............     1.24%     4.21%   11.72%     11.70%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

*    Class A Shares reflect the maximum sales charge of 4.75%.

The total return set forth reflects certain expenses that were reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2006 subject to change

                                            SIGNAL
                                          LARGE CAP
                              S&P 500    GROWTH FUND
                           -----------   -----------
AVG. MARKET CAP.........   $89 Billion   $56 Billion
LONG TERM GROWTH RATE...        8%           14%
BETA(1).................       1.00          0.91
2005 P/E RATIO(1).......       15.9          16.8

(1) PRICE/EARNINGS (P/E) RATIO is the price of a stock divided by its historical earnings per share. BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

The Lipper rankings for March 31, 2006 are based on the total number of large cap funds in the Lipper Large Cap Funds category. For the one year ended March 31, 2006, the Large Cap Growth Fund ranked 17 and 11 (for the Class A and I Shares, respectively) out of 657 funds in the Large Cap Growth category. The Lipper rankings are based on total return. Lipper Analytical Services, Inc. is an independent organization that compiles performance data on investment companies.

The Fund carried an underweight in the Financials, Technology, and Telecommunications Sectors. Most of the underweight in the Financial Sector was in the Banking Industry. The Fund's holdings in the Financial Sector out-performed its benchmark due to its exposure to the Asset Management and Investment Banking Industries. The performance of the Fund's Technology Sector holdings exceeded its benchmark with help from SAP AG (+36%) and Harris (+46%). SAP benefited from increased sales of its business software across its client base. Harris is a provider of high-tech communications equipment. More than half of its sales go to military customers. Defense spending is increasingly oriented toward more sophisticated weapons programs that require many of the communications solutions provided by Harris. The Technology Sector's performance was held back by the performance of Dell. The company's earnings began to slow in the second half of the year leading to a 24% loss when the stock was eliminated from the Fund. The Fund had no exposure to the Telecommunications Sector other than a small holding that was disposed of early in the year. This was the second best performing sector.+

----------
+    The composition of the Fund's holding is subject to change.

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                   GROWTH OF $10,000 INVESTMENT FROM INCEPTION

                               (PERFORMANCE GRAPH)

      Signal LC Growth                 S&P 500
 7/02                            10000                                      10000
                                  9016                                    8913.21
12/06                             9425                                    9665.26
                                  9080                                    9360.86
                                  9909                                    10801.8
                                 10370                                    11087.6
12/06                            11362                                    12437.7
                                 11714                                    12648.3
                                 11982                                      12866
                                 11869                                    12625.8
12/06                            12895                                    13791.2
                                 12777                                    13494.9
                                 13144                                    13679.6
                                 13672                                    14172.7
12/06                            13934                                    14468.5
 3/06                            14432                                    15077.4

SECURITY ALLOCATION AS OF MARCH 31, 2006
(Subject to change)

LARGE CAP GROWTH FUND

                         PERCENTAGE OF
                             TOTAL
                           PORTFOLIO
                          INVESTMENTS
SECURITY ALLOCATION       (UNAUDITED)
-------------------      -------------
Financials                    21.5%
Information Technology        16.8%
Industrials                   12.4%
Consumer Staples              12.1%
Health Care                   10.3%
Energy                         9.8%
Consumer Discretionary         6.8%
Materials                      3.6%
Utilities                      3.1%
Technology                     0.3%
Investment Companies           3.3%
                             -----
                             100.0%
                             =====

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were reduced. In such instances, and without this activity, total return would have been lower.

The performance of the Large Cap Growth Fund is measured against the Standard & Poor's 500 Index (the "S&P 500") which tracks the performance of 500 select common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
INCOME FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

The bond market posted modest returns over the past year driven primarily by increasing rates and a flattening yield curve. This situation was precipitated by the actions of the Federal Open Market Committee ("FOMC") which continued with an ongoing tightening phase that began in 2004. Over the past twelve months ended March 31, 2006, the two-year treasury yield increased 104 basis points ("bp") (1.04%) to 4.82%, the five-year treasury yield increased by 64bp (0.64%) to 4.81%, and the ten-year treasury yield increased by 40bp (0.40%) to 4.85%. The yield curve, at times, has exhibited points of slight inversion but currently remains nearly flat with little difference between short-term and long-term rates. The FOMC has increased the overnight fed funds target 15 times in the past 17 months, from 1.00% to the current 4.75% level.

TOTAL RETURN AS OF MARCH 31, 2006

                                                               ANNUALIZED
                                                               ----------
                                           AGGREGATE              SINCE
                                  --------------------------    INCEPTION
                                  1 MONTH   3 MONTH   1 YEAR    (7/15/02)
                                  -------   -------   ------    ---------
CLASS I........................    -0.46%    -0.32%    2.01%      2.81%
CLASS A
   Without Sales Charge........    -0.48%    -0.38%    1.76%      2.65%
   With Sales Charge *.........    -3.68%    -3.66%   -1.56%      1.73%
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT BOND INDEX...    -0.44%    -0.38%    2.08%      3.74%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

*    Class A Shares reflect the maximum sales charge of 3.25%.

The total return set forth reflects certain expenses that were reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2006 subject to change

                                     LBIG/C   SIGNAL INCOME FUND
                                     ------   ------------------
AVERAGE MOD. DURATION (YRS.)......    3.63          3.46
AVERAGE MATURITY (YRS.)...........    5.14          4.37
AVERAGE COUPON....................    4.96%         4.89%
30 DAY EFFECTIVE YIELD
   Class I........................     N/A          4.45%
   Class A........................     N/A          4.19%
AVERAGE CREDIT RATING
(AS RATED BY STANDARD & POOR'S)...     N/A            AA

For the three- and twelve-month periods ended March 31, 2006, the Lehman Brothers Intermediate Government Credit Bond Index (LBIG/C) posted returns of -0.38% and 2.08%, respectively. The Fund outperformed over the 3-month period but remained slightly behind for the twelve-month period returning -0.32% and 2.01%, respectively. The Fund's slight twelve-month underperformance resulted from an underweight in long-duration bonds and an overweight in short- and intermediate-duration bonds relative to the LBIG/C during a period when short rates rose more than long rates. As rates have risen, we have begun to push the duration, or interest rate sensitivity, of the portfolio longer, more closely aligning this measure with the Fund's benchmark. In addition, the effective duration on the Fund has extended with the rise in interest rates as call features on many of the bonds have moved out of the money.+

----------
+    The composition of the Fund's holding is subject to change.

SIGNAL FUNDS
INCOME FUND

                  GROWTH OF $10,000 INVESTMENT FROM INCEPTION

                               (PERFORMANCE GRAPH)

                  Signal Income                LB Int Govt/Cred
  7/02                        10000                             10000
                              10357                           10360.6
 12/06                        10452                           10536.1
                              10547                             10695
                              10741                           10985.9
                              10691                           10983.8
 12/06                        10683                           10990.3
                              10908                           11262.3
                              10646                           10978.1
                              10901                           11275.1
 12/06                        10949                           11324.6
                              10866                           11225.9
                              11143                           11504.6
                              11075                           11444.6
 12/06                        11121                           11503.4
  3/06                        11085                           11459.1


SECURITY ALLOCATION AS OF MARCH 31, 2006
(Subject to change)

INCOME FUND

                           PERCENTAGE OF
                               TTOTAL
                             PORTFOLIO
                            INVESTMENTS
SECURITY ALLOCATION         (UNAUDITED)
-------------------        -------------
U.S. Government Agencies        50.3%
Corporate Bonds                 31.3%
U.S. Treasury Notes             16.6%
Preferred Stock                  1.1%
Investment Companies             0.7%
                               -----
Total                          100.0%
                               =====

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were reduced. In such instances, and without this activity, total return would have been lower.

The performance of the Signal Income Fund is measured against the Lehman Brothers Intermediate Government/Credit Bond Index (the "LBIG/C" ) which is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

A portion of income may be subject to some state and or local taxes and for certain investors a portion may be subject to the federal alternative minimum tax.

In the twelve months ended March 31, 2006, the taxable yield curve substantially flattened and shifted upward as the federal Funds target increased to 4.75% from 2.75%. The municipal curve maintained its upward slope, but flattened as rates increased in the one to fifteen year maturity range and declined slightly in the maturities beyond that. This is one reason that tax-exempt bonds remained attractive versus comparable taxable obligations, particularly for those in higher tax brackets. Intermediate Funds, both taxable and tax-exempt, experienced losses in March due to rising rates, but ended the year with slightly positive returns.

TOTAL RETURN AS OF MARCH 31, 2006

                                                     ANNUALIZED
                                                 ------------------
                                 AGGREGATE                  SINCE
                             -----------------            INCEPTION
                             1 MONTH   3 MONTH   1YEAR    (7/15/02)
                             -------   -------   -----   ----------
CLASS I ..................    -0.73%    -0.29%    2.07%     3.28%
CLASS A
   Without Sales Charge ..    -0.75%    -0.35%    1.82%     3.09%
   With Sales Charge* ....    -3.97%    -3.58%   -1.47%     2.17%
MERRILL LYNCH 1-10 YEAR
   MUNICIPAL BOND INDEX ..    -0.43%     0.02%    2.46%     3.57%
LEHMAN BROTHERS 7-YEAR
   MUNICIPAL BOND INDEX ..    -0.69%    -0.12%    2.63%     3.79%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

*    Class A Shares reflect the maximum sales charge of 3.25%.

The total return set forth reflects certain expenses that were reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2006 subject to change

                                                                   SIGNAL TAX-
                                        ML 1-10 YEAR   LB 7-YEAR      EXEMPT
                                          MUNI BOND    MUNI BOND   INCOME FUND
                                        ------------   ---------   -----------
AVERAGE MOD. DURATION (YRS.) ........       4.10         4.07         4.31

AVERAGE MATURITY (YRS.) .............       5.03         5.04         5.88

AVERAGE COUPON ......................       5.32%        5.37%        4.44%

30 DAY EFFECTIVE YIELD
   Class I ..........................        N/A          N/A         3.46%
   Class A ..........................        N/A          N/A         3.20%

AVERAGE CREDIT RATING
   (AS RATED BY STANDARD & POOR'S) ..        N/A          N/A           AA+

The Fund maintains its appeal for investors seeking current income exempt from federal taxes. As of August 1, 2005, the Fund changed its stated benchmark to the Merrill Lynch 1-10 Year Municipal Index. This benchmark is more appropriate in its composition than the Lehman Brothers 7 Year Municipal Index. Since the change, we have adjusted the Fund's composition and duration to match that of the new index, and there has been a transition period in which the Funds performance fell between the two benchmarks. The duration on the Fund lengthened last quarter as the likelihood of future calls occurring for the underlying bonds declined. This caused underperformance in the last quarter, and decreased the annual return. This duration gap should tighten as the bonds within the Fund move closer to maturity.+

----------
+    The composition of the Fund's holding is subject to change.

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                   GROWTH OF $10,000 INVESTMENT FROM INCEPTION

                               (PERFORMANCE GRAPH)

                  Signal Tax Exempt Income           LB 7-Year Muni Bond                   ML Muni
  7/02                              10000                                 10000                          10000
                                    10358                                 10361                        10195.8
 12/06                              10341                                 10391                        10335.8
                                    10475                               10511.5                        10552.1
                                    10735                               10790.2                        10389.4
                                    10726                               10848.8                        10716.8
 12/06                              10822                               10957.2                        10910.1
                                    10937                               11100.2                          10740
                                    10720                                 10844                        10886.4
                                    11064                               11209.5                        11187.3
 12/06                              11128                               11302.3                        11223.6
                                    11044                               11188.7                        11242.8
                                    11308                               11484.8                        11290.3
                                    11255                               11437.1                        11289.2
 12/06                              11307                               11496.9                        11414.2
  3/06                              11274                               11482.6                        11414.2

STATE ALLOCATION AS OF MARCH 31, 2006
(Subject to change)

TAX-EXEMPT INCOME FUND

                        PERCENTAGE
                         OF TOTAL
                        PORTFOLIO
                       INVESTMENTS
STATE ALLOCATION       (UNAUDITED)
----------------       -----------
Alabama                     1.0%
California                  1.2%
Illinois                    3.4%
Indiana                    63.2%
Kansas                      1.1%
Kentucky                    2.0%
Michigan                    4.8%
Missouri                    2.3%
Nevada                      1.2%
North Carolina              1.4%
North Dakota                1.3%
Ohio                        1.2%
Pennsylvania                0.7%
Texas                       4.1%
Utah                        2.3%
Washington                  4.2%
Wisconsin                   4.4%
Investment Companies        0.2%
                          -----
Total                     100.0%
                          =====

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were reduced. In such instances, and without this activity, total return would have been lower.

Effective August 1, 2005 the Fund changed its standardized benchmark from the Lehman Brothers 7-Year Municipal Bond Index to the Merrill Lynch 1-10 Year Municipal Bond Index to provide a more appropriate market comparison for the Fund's performance. The Merrill Lynch 1-10 Year Municipal Bond Index is generally representative of municipal bonds with intermediate maturities of no less than one year and no more than ten years. The Lehman Brothers 7-Year Municipal Bond Index is generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than seven years. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
MONEY MARKET FUND

INVESTMENT CONCERNS

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Throughout the entire fiscal year, the Federal Open Market Committee ("FOMC") continued along a familiar path, gradually increasing the Fed Funds rate in 25 basis point ("bp") (0.25%) increments. A total of eight consecutive increases brought the Fed Funds rate from 2.75% to 4.75% by the end of the fiscal year. The FOMC maintained language that said, "policy accommodation can be removed at a pace that is likely to be measured" into the last quarter of 2005, then they slightly modified their official statement with their December 13 post meeting release. They eliminated the familiar statement and instead remarked that "some further measured policy firming is likely to be needed." Market participants interpreted this language change to be an indication that the central bank would be finished raising rates in the somewhat near future. However, strong economic data continued to foster the expectation of additional 25 bp (0.25%) increases in the Fed Funds rate into the first half of 2006.

TOTAL RETURN AS OF MARCH 31, 2006

                                       ANNUALIZED
                                   ------------------
                   AGGREGATE                  SINCE
               -----------------            INCEPTION
               1 MONTH   3 MONTH   1 YEAR   (7/15/02)
               -------   -------   ------   ---------
CLASS I.....    0.35%     0.98%     3.24%     1.55%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

The total return set forth reflects certain expenses that were reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2006 subject to change

                    30-DAY
               EFFECTIVE YIELD   7-DAY YIELD
               ---------------   -----------
CLASS I.....        4.17%           4.16%

THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATIONS.

For most of the fiscal year, increasing energy prices plagued the economy and put pressure on inflation. However, longer-term inflation expectations remained contained. Despite disappointing payroll numbers at the beginning of June 2005, economic activity continued to gain momentum into the third quarter of 2005, with strength in the housing market and vehicle sales reaching record highs due to new sales incentives. For the first time since the FOMC began raising rates in June of 2004, there was some uncertainty surrounding the Fed's decision at the September 20 meeting. Hurricane Katrina, ravaging the Gulf Coast in late summer and sending gasoline prices soaring to record highs, led investors to speculate that the central bank might pause in their plan to raise short-term rates. Despite higher energy costs and inflation pressures, the FOMC believed the hurricane tragedy produced a 'near term disruption', but it was not a long-term threat to economic growth. Economic activity remained solid into the final quarter of the fiscal year. Unseasonably warm weather and falling energy prices helped to support consumer spending, employment was strong, and the markets suffered no ill effects of the changeover from Greenspan to Bernanke as chairman of the FOMC.

SECURITY ALLOCATION AS OF MARCH 31, 2006
(Subject to change)

MONEY MARKET FUND:

SECURITY ALLOCATION        PERCENTAGE OF
-------------------        -------------
Commercial Paper                29.1%
Asset Backed                    25.0%
Certificates of Deposit         15.4%
U.S. Government Agencies        13.3%
Repurchase Agreements           10.4%
Investment Companies             6.8%
                               -----
Total                          100.0%
                               =====

As short-term interest rates continued to increase during the fiscal year, yields on money market instruments adjusted accordingly. There was a near 100 bp (1.00%) spread between 1-month and 1-year LIBOR(1) at the start of the fiscal

                                    continued

SIGNAL FUNDS
MONEY MARKET FUND

year, and that differential flattened to a low of 27 bps (0.27%) in September following the Gulf Coast hurricanes. The LIBOR curve ultimately ended the fiscal year 50 bps (0.50%) flatter than it began in response to the Fed's continuous 25 bp (0.25%) tightening moves. Investors concentrated cash flows within three months, emphasizing one month maturities as a flatter money market curve provided little incentive to invest beyond one month or the next FOMC meeting. Demand for floating rate notes also remained strong due to the expectation of future short-term rate increases. The discount agency note curve remained the flattest, and as a result, discount agency notes were a less attractive investment than discount commercial paper. Money market yields continued to grind higher, and the movement of 1-year LIBOR above 5% encouraged some extension buying towards the end of the fiscal year. Throughout the fiscal year, the average weighted days to maturity of the Signal Money Market Fund remained in the lower part of its maturity range, increasing from 25 days a year ago to end the fiscal year at 30 days.+

----------
+    The composition of the Fund's holding is subject to change.

(1) LIBOR is the interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association. The LIBOR is derived from a filtered average of the world's most creditworthy banks' interbank deposit rates for larger loans with maturities between overnight and one full year.

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

 SHARES OR
 PRINCIPAL                         SECURITY
AMOUNT ($)                        DESCRIPTION                         VALUE ($)
----------   -----------------------------------------------------   -----------
             COMMON STOCKS -- 96.6%
             AEROSPACE/DEFENSE -- 1.2%
     7,800   United Technologies Corp ............................       452,166
                                                                     -----------
             AIR FREIGHT & LOGISTICS -- 1.6%
     7,000   Expeditors International of Washington, Inc .........       604,730
                                                                     -----------
             APPLICATIONS SOFTWARE -- 0.5%
     5,600   Citrix Systems, Inc. * ..............................       212,240
                                                                     -----------
             BANKING -- 4.2%
    10,000   Bank of America Corp. ...............................       455,400
    14,200   Zions Bancorp .......................................     1,174,766
                                                                     -----------
                                                                       1,630,166
                                                                     -----------
             BUSINESS SERVICES -- 2.4%
    11,000   Jacobs Engineering Group, Inc. * ....................       954,140
                                                                     -----------
             COMMUNICATIONS EQUIPMENT -- 3.4%
    37,600   Cisco Systems, Inc. * ...............................       814,792
    10,600   Harris Corp .........................................       501,274
                                                                     -----------
                                                                       1,316,066
                                                                     -----------
             COMPUTERS - MEMORY DEVICES -- 1.7%
    48,000   EMC Corp. * .........................................       654,240
                                                                     -----------
             CONSTRUCTION MATERIALS -- 2.3%
    16,000   Florida Rock Industries, Inc. .......................       899,520
                                                                     -----------
             CONSUMER PRODUCTS - MISCELLANEOUS -- 0.8%
     4,000   Fortune Brands, Inc. ................................       322,520
                                                                     -----------
             DISTILLER & VINTNERS -- 2.1%
    32,000   Constellation Brands, Inc. * ........................       801,600
                                                                     -----------
             ELECTRONICS -- 2.9%
    10,800   Jabil Circuit, Inc. * ...............................       462,888
     8,000   L-3 Communications Holdings, Inc. ...................       686,320
                                                                     -----------
                                                                       1,149,208
                                                                     -----------
             EXCHANGE TRADED FUNDS -- 3.0%
    14,000   Financial Select Sector SPDR ........................       455,700
     4,200   Mid-Cap 400 Trust Series SPDR .......................       607,614
     4,600   Technology Select Sector SPDR .......................       101,936
                                                                     -----------
                                                                       1,165,250
                                                                     -----------
             FINANCE - INVESTMENT BANKERS AND BROKERS -- 7.6%
    10,500   Franklin Resources, Inc. ............................       989,520
     8,000   Goldman Sachs Group, Inc. ...........................     1,255,680
     6,000   Legg Mason, Inc. ....................................       751,980
                                                                     -----------
                                                                       2,997,180
                                                                     -----------
             FOOD DISTRIBUTORS -- 1.7%
    21,000   Sysco Corp. .........................................       673,050
                                                                     -----------
             GENERAL MERCHANDISE -- 1.0%
     7,700   Target Corp .........................................       400,477
                                                                     -----------
             HEALTH CARE SERVICES -- 1.9%
    15,000   Caremark Rx, Inc. * .................................       737,700
                                                                     -----------
             HEALTHCARE - EQUIPMENT -- 4.8%
    13,000   Medtronic, Inc. .....................................       659,750
    14,000   ResMed, Inc. * ......................................       615,720
    14,000   Stryker Corp. .......................................       620,760
                                                                     -----------
                                                                       1,896,230
                                                                     -----------
             HOTELS & MOTELS -- 1.4%
    12,000   Choice Hotels International, Inc. ...................       549,360
                                                                     -----------
             INDUSTRIAL CONGLOMERATES -- 1.1%
    12,000   General Electric Co. ................................       417,360
                                                                     -----------
             INDUSTRIAL GASES -- 1.4%
     9,600   Praxair, Inc. .......................................       529,440
                                                                     -----------
             INSURANCE - LIFE -- 3.4%
    17,500   MetLife, Inc. .......................................       846,475
    11,000   Sun Life Financial Services .........................       468,160
                                                                     -----------
                                                                       1,314,635
                                                                     -----------
             INSURANCE-MULTI-LINE -- 3.5%
     9,000   American International Group, Inc. ..................       594,810
    10,000   Wellpoint, Inc. * ...................................       774,300
                                                                     -----------
                                                                       1,369,110
                                                                     -----------
             INTERNET SERVICE PROVIDERS -- 0.7%
     6,600   Ebay, Inc. * ........................................       257,796
                                                                     -----------
             MACHINERY - INDUSTRIAL -- 3.7%
    10,400   Danaher Corp. .......................................       660,920
     3,600   Illinois Tool Works, Inc. ...........................       346,716
    10,000   Ingersoll-Rand Co. - ADR ............................       417,900
                                                                     -----------
                                                                       1,425,536
                                                                     -----------
             OIL & GAS - INTEGRATED -- 3.6%
    10,300   BP PLC - ADR ........................................       710,082
    11,300   Exxon Mobil Corp. ...................................       687,718
                                                                     -----------
                                                                       1,397,800
                                                                     -----------
             OIL & GAS EXPLORATION SERVICES -- 6.1%
     6,100   Apache Corp. ........................................       399,611
    23,000   Noble Energy, Inc. ..................................     1,010,160
    26,000   Smith International, Inc. ...........................     1,012,960
                                                                     -----------
                                                                       2,422,731
                                                                     -----------
             PERSONAL PRODUCTS -- 2.5%
    16,600   Procter & Gamble Co. ................................       956,492
                                                                     -----------
             PHARMACEUTICALS -- 3.5%
     5,200   Barr Laboratories, Inc. * ...........................       327,496
    10,000   Johnson & Johnson ...................................       592,200
    11,000   Teva Pharmaceutical Industries, Ltd .................       452,980
                                                                     -----------
                                                                       1,372,676
                                                                     -----------
             PREPACKAGED SOFTWARE -- 4.6%
    16,000   DST Systems, Inc. * .................................       927,040
    20,700   Fiserv, Inc. * ......................................       880,785
                                                                     -----------
                                                                       1,807,825
                                                                     -----------
             RETAIL - APPAREL/SHOE -- 1.9%
    18,000   Chico's Fas Inc. * ..................................       731,520
                                                                     -----------
             RETAIL - COMPUTER/ELECTRONICS -- 2.1%
    14,400   Best Buy Co., Inc. ..................................       805,392
                                                                     -----------
             RETAIL - DRUGS -- 2.1%
    19,300   Walgreen Co. ........................................       832,409
                                                                     -----------
             RETAIL - HOME IMPROVEMENT -- 1.0%
     6,000   Lowe's Cos., Inc. ...................................       386,640
                                                                     -----------
             SOFT DRINKS -- 2.4%
    15,900   PepsiCo, Inc. .......................................       918,861
                                                                     -----------
             SYSTEMS SOFTWARE -- 2.9%
    21,600   Microsoft Corp. .....................................       587,736

                                   continued

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

 SHARES OR
 PRINCIPAL                         SECURITY
AMOUNT ($)                        DESCRIPTION                         VALUE ($)
----------   -----------------------------------------------------   -----------
             SYSTEMS SOFTWARE (CONTINUED)
    10,000   SAP AG - ADR ........................................       543,200
                                                                     -----------
                                                                       1,130,936
                                                                     -----------
             TRANSPORTATION SERVICES -- 2.5%
    11,800   Burlington Northern Santa Fe Corp ...................       983,294
                                                                     -----------
             UTILITIES - ELECTRIC -- 3.1%
     8,400   Entergy Corp. .......................................       579,096
    15,200   FPL Group, Inc. .....................................       610,128
                                                                     -----------
                                                                       1,189,224
                                                                     -----------
             TOTAL COMMON STOCKS
                (cost - $27,692,251) .............................    37,665,520
             INVESTMENT COMPANIES -- 3.3%
 1,284,575   Huntington Money Market Fund - Trust Class ..........     1,284,575
                                                                     -----------
             TOTAL INVESTMENT COMPANIES
                (cost - $1,284,575) ..............................     1,284,575
                                                                     -----------
             TOTAL INVESTMENTS - 99.9%
                (cost - $28,976,826) .............................    38,950,095
                                                                     ===========

----------
Percentages indicated are based on net assets of $38,995,706.

*    Non-income producing securities.

ADR - American Depositary Receipt

SPDR - Standard & Poor's Depositary Receipt's

                       See notes to financial statements.

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                                INTEREST   MATURITY
AMOUNT ($)                      SECURITY DESCRIPTION                       RATE       DATE      VALUE ($)
----------   ---------------------------------------------------------   --------   --------   ----------
             CORPORATE BONDS -- 31.0%
             AEROSPACE/DEFENSE -- 0.7%
   750,000   General Dynamics Corp ...................................     4.50%     8/15/10      725,732
                                                                                               ----------
             BANKING -- 7.7%
   500,000   Bank of Ameica Corp .....................................     5.38      6/15/14      493,329
   500,000   Credit Suisse First Boston USA, Inc .....................     4.63      1/15/08      494,066
 1,000,000   Credit Suisse First Boston USA, Inc .....................     6.13     11/15/11    1,027,200
   105,000   First Union National Bank, BKNT .........................     5.80      12/1/08      106,447
   300,000   MBNA Bank ...............................................     5.38      1/15/08      300,481
   500,000   MBNA Bank ...............................................     6.13       3/1/13      516,588
   500,000   National City Corp. .....................................     4.50      3/15/10      483,911
   500,000   U.S. Bancorp ............................................     5.10      7/15/07      497,932
   750,000   U.S. Bancorp ............................................     3.95      8/23/07      736,581
   455,000   U.S. Bancorp ............................................     5.70     12/15/08      459,654
 1,000,000   Washington Mutual Bank ..................................     5.50      1/15/13      988,351
 1,000,000   Washington Mutual Bank ..................................     5.65      8/15/14      982,473
   500,000   Wells Fargo Co ..........................................     3.50       4/4/08      483,867
                                                                                               ----------
                                                                                                7,570,880
                                                                                               ----------
             BEVERAGES -- 0.2%
   180,000   Coca-Cola Enterprises, Inc ..............................     5.38      8/15/06      180,125
                                                                                               ----------
             BREWERY -- 0.5%
   500,000   Anheuser Busch ..........................................     4.70      4/15/12      482,674
                                                                                               ----------
             COMPUTER HARDWARE -- 0.6%
   500,000   Hewlett-Packard Co. .....................................     5.75     12/15/06      501,605
   100,000   International Business Machines Corp. ...................     4.88      10/1/06       99,881
                                                                                               ----------
                                                                                                  601,486
                                                                                               ----------
             DEPARTMENT STORES -- 0.8%
   750,000   Target Corp. ............................................     5.88       3/1/12      768,239
                                                                                               ----------
             ELECTRIC & ELECTRONIC EQUIPMENT -- 1.3%
 1,300,000   General Electric Co. ....................................     5.00       2/1/13    1,264,511
                                                                                               ----------
             FINANCIAL SERVICES -- 11.4%
   125,000   Alliance Capital Management .............................     5.63      8/15/06      125,190
   500,000   American General Finance Corp. ..........................     4.00      3/15/11      466,262
   100,000   Associates Corp., MTN ...................................     7.55      7/17/06      100,655
   500,000   Associates Corp. ........................................     6.88     11/15/08      519,230
   500,000   Bear Stearns Co., Inc ...................................     4.50     10/28/10      480,783
   500,000   Boeing Capital Corp. ....................................     5.80      1/15/13      509,160
   750,000   Countrywide Financial ...................................     4.25     12/19/07      735,907
   345,000   General Electric Capital Corp., MTN .....................     6.13      2/22/11      355,453
    75,000   Goldman Sachs Group, Inc ................................     6.88      1/15/11       79,171
   500,000   Goldman Sachs Group, Inc ................................     5.70       9/1/12      502,446
   400,000   Goldman Sachs Group, Inc ................................     5.15      1/15/14      385,654
   250,000   Household Finance Corp. .................................     8.00      7/15/10      272,787
   500,000   Household Finance Corp. .................................     4.75      7/15/13      470,439
    20,000   J.P. Morgan & Co., Inc. .................................     5.75     10/15/08       20,140
   155,000   J.P. Morgan & Co., Inc., MTN ............................     6.00      1/15/09      157,314
   500,000   J.P. Morgan Chase & Co ..................................     5.75       1/2/13      503,344
   500,000   J.P. Morgan Chase & Co ..................................     5.25       5/1/15      482,809
   395,000   J.P. Morgan Chase Bank ..................................     6.13      11/1/08      401,076
   500,000   Morgan Stanley ..........................................     3.63       4/1/08      484,639
   400,000   Morgan Stanley ..........................................     4.25      5/15/10      381,171
 1,450,000   Morgan Stanley ..........................................     4.75       4/1/14    1,352,839
 1,000,000   Prudential Financial, Inc. ..............................     4.50      7/15/13      934,174
   500,000   SLM Corp ................................................     5.38      1/15/13      493,217

                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                                INTEREST   MATURITY
AMOUNT ($)                      SECURITY DESCRIPTION                       RATE       DATE      VALUE ($)
----------   ---------------------------------------------------------   --------   --------   ----------
   500,000   SLM Corp ................................................     5.38%     5/15/14      487,792
   500,000   Verizon Global Funding Corp .............................     4.00      1/15/08      488,120
                                                                                               ----------
                                                                                               11,189,772
                                                                                               ----------
             FOOD PRODUCTS & SERVICES -- 0.4%
   140,000   Campbell Soup Co ........................................     6.90     10/15/06      140,916
   300,000   Kraft Foods, Inc. .......................................     4.00      10/1/08      290,203
                                                                                               ----------
                                                                                                  431,119
                                                                                               ----------
             INSURANCE -- 1.0%
 1,000,000   Everest Reinsurance Holding .............................     5.40     10/15/14      961,857
                                                                                               ----------
             INSURANCE - LIFE -- 0.5%
   513,000   Lincoln National Corp ...................................     6.50      3/15/08      524,101
                                                                                               ----------
             INVESTMENT MANAGEMENT AND ADVISORY SERVICES -- 0.5%
   500,000   FMR Corp.* ..............................................     4.75       3/1/13      479,824
                                                                                               ----------
             MEDICAL - DRUGS -- 1.8%
   800,000   Bristol-Meyers Squibb Co. ...............................     5.75      10/1/11      808,792
 1,000,000   Wyeth ...................................................     5.50       2/1/14      986,712
                                                                                               ----------
                                                                                                1,795,504
                                                                                               ----------
             PRINTING & PUBLISHING -- 0.2%
   155,000   Tribune Co., MTN ........................................     5.50      10/6/08      153,859
                                                                                               ----------
             REAL ESTATE OPERATION/DEVELOPMENT -- 0.3%
   350,000   EOP Operating Limited Partnership .......................     4.75      3/15/14      322,324
                                                                                               ----------
             RESTAURANTS -- 1.1%
   800,000   Darden Restaurants ......................................    4.875      8/15/10      774,176
   280,000   McDonald's Corp .........................................     6.00      4/15/11      286,070
                                                                                               ----------
                                                                                                1,060,246
                                                                                               ----------
             RETAIL -- 0.2%
   200,000   Sherwin-Williams Co. ....................................     6.85       2/1/07      202,105
                                                                                               ----------
             UTILITIES - ELECTRIC -- 1.8%
    95,000   National Rural Utilities ................................     6.00      5/15/06       95,085
   950,000   National Rural Utilities ................................     3.25      10/1/07      922,120
   200,000   Tennessee Valley Authority, Series A ....................     5.63      1/18/11      203,577
   500,000   Union Electric Co. ......................................     6.75       5/1/08      511,605
                                                                                               ----------
                                                                                                1,732,387
                                                                                               ----------
             TOTAL CORPORATE BONDS (cost - $31,286,349)                                        30,446,745
                                                                                               ----------
             U.S. GOVERNMENT AGENCIES -- 49.9%
   350,000   Fannie Mae, MTN .........................................     6.89      4/25/06      350,373
   300,000   Fannie Mae ..............................................     5.25      6/15/06      300,108
   400,000   Fannie Mae ..............................................     7.13      3/15/07      407,255
 1,000,000   Fannie Mae ..............................................     3.63      7/27/07      981,044
 1,500,000   Fannie Mae, Callable 5/5/06 @ 100 .......................     4.30       5/5/08    1,477,412
 1,000,000   Fannie Mae ..............................................     4.00       9/2/08      973,885
   250,000   Fannie Mae ..............................................     5.25      1/15/09      250,997
   500,000   Fannie Mae, Callable 11/30/07 @ 100 .....................     4.00     11/30/09      480,728
   200,000   Fannie Mae ..............................................     4.25      7/28/10      192,498
   150,000   Fannie Mae ..............................................     6.25       2/1/11      155,565
 1,000,000   Fannie Mae, Callable 6/9/06 @ 100 .......................     4.55       3/9/11      967,033
   750,000   Fannie Mae ..............................................     5.38     11/15/11      756,911
   100,000   Fannie Mae ..............................................     5.25       8/1/12       98,986
   750,000   Fannie Mae ..............................................     6.00     12/14/12      747,489
   300,000   Fannie Mae, Callable 10/15/06 @ 100 .....................     5.00      4/15/13      291,073

                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                                  INTEREST   MATURITY
AMOUNT ($)                       SECURITY DESCRIPTION                        RATE       DATE      VALUE ($)
----------   -----------------------------------------------------------   --------   --------   ----------
   500,000   Fannie Mae ................................................     4.63%    10/15/14      481,561
   500,000   Fannie Mae, Callable 10/24/06 @ 100 .......................     5.31      11/3/14      487,449
   485,574   Fannie Mae ................................................     5.00      6/25/16      471,503
   800,000   Fannie Mae, Callable 4/26/10 @ 100 ........................     5.00      4/26/17      758,712
   505,962   Fannie Mae ................................................     4.50      6/25/33      482,959
   383,344   Fannie Mae ................................................     5.00      3/25/34      375,775
   500,000   Federal Farm Credit Bank, MTN .............................     5.87       9/2/08      509,246
   750,000   Federal Farm Credit Bank ..................................     5.20      2/24/10      742,619
   420,000   Federal Farm Credit Bank ..................................     5.81      1/10/11      431,313
   750,000   Federal Farm Credit Bank, Callable 11/29/06 @ 100 .........     4.65     11/29/11      725,658
   500,000   Federal Farm Credit Bank ..................................     4.60      1/17/12      486,250
   250,000   Federal Farm Credit Bank, Callable 4/25/06 @ 100 ..........     5.22     10/20/14      242,466
   500,000   Federal Farm Credit Bank ..................................     5.63     10/19/20      479,387
 2,000,000   Federal Farm Credit Farm ..................................     3.75      10/3/07    1,955,597
   285,000   Federal Home Loan Bank, Series TV06 .......................     4.88     11/15/06      284,531
   925,000   Federal Home Loan Bank, Series HS07 .......................     6.20     10/10/07      937,018
   800,000   Federal Home Loan Bank, Callable 5/6/06 @ 100 .............     4.50       6/6/08      789,647
   500,000   Federal Home Loan Bank, Callable 5/31/06 @ 100 ............     4.05      8/13/08      488,686
 1,065,000   Federal Home Loan Bank, Series 100 ........................     5.80       9/2/08    1,079,915
   325,000   Federal Home Loan Bank, Series 8D08 .......................     5.25     11/14/08      326,081
   875,000   Federal Home Loan Bank ....................................     5.49     12/22/08      879,593
   400,000   Federal Home Loan Bank, Callable 4/30/06 @ 100 ............     4.28     10/30/09      387,916
   200,000   Federal Home Loan Bank, Series 5, Callable 9/30/06 @ 100 ..     4.00      3/30/10      197,408
 1,250,000   Federal Home Loan Bank, Series 1, Callable 2/24/06 @100 ...     4.75      3/30/10    1,224,253
   550,000   Federal Home Loan Bank ....................................     4.00      4/22/10      527,274
 1,500,000   Federal Home Loan Bank, Callable 05/09/06 @ 100 ...........     4.63       8/9/10    1,489,604
   750,000   Federal Home Loan Bank ....................................     5.20     10/28/10      740,630
   500,000   Federal Home Loan Bank, Callable 05/24/06 @ 100 ...........     5.00      2/24/11      496,774
   100,000   Federal Home Loan Bank, Series 1N11 .......................     6.00      5/13/11      103,948
 1,000,000   Federal Home Loan Bank, Callable 8/3/06 @ 100 .............     5.00       8/3/11      978,268
   500,000   Federal Home Loan Bank ....................................     4.63      2/15/12      486,116
 1,000,000   Federal Home Loan Bank, Callable 2/16/07 @ 100 ............     4.75      2/16/12      965,840
   500,000   Federal Home Loan Bank ....................................     5.00      2/21/12      487,896
 1,200,000   Federal Home Loan Bank, Callable 4/24/06 @ 100 ............     5.25       5/3/12    1,177,194
   200,000   Federal Home Loan Bank, Callable 4/29/06 @ 100 ............     4.50     10/29/13      195,426
   500,000   Federal Home Loan Bank ....................................     4.25      1/30/15      490,017
 1,000,000   Federal Home Loan Bank, Callable 4/20/06 @ 100 ............     5.74      4/20/15      984,964
   500,000   Federal Home Loan Bank, Callable 6/26/06 @ 100 ............     4.00      6/26/18      472,802
   500,000   Federal Home Loan Bank, Callable 4/24/06 @ 100 ............     5.65      3/22/19      482,184
   500,000   Federal Home Loan Bank, Callable 11/4/09 @ 100 ............     5.30      11/4/19      473,531
   500,000   Federal Home Loan Bank, Callable 12/27/06 @ 100 ...........     5.85     12/27/19      484,986
   200,000   Freddie Mac ...............................................     3.25      3/14/08      193,243
    50,000   Freddie Mac ...............................................     5.75      4/15/08       50,612
   750,000   Freddie Mac, Callable 6/1/06 @ 100 ........................     4.85      12/1/09      739,037
   344,471   Freddie Mac ...............................................     3.75      4/15/11      342,458
 1,000,000   Freddie Mac ...............................................     6.25       3/5/12    1,007,795
   750,000   Freddie Mac, Callable 11/5/07 @ 100 .......................     5.25      11/5/12      737,278
 1,500,000   Freddie Mac ...............................................     4.80      7/30/13    1,429,654
   500,000   Freddie Mac ...............................................     5.13       8/6/13      487,808
 1,500,000   Freddie Mac, Callable 1/30/07 @ 100 .......................     5.00      1/30/14    1,459,558
 1,500,000   Freddie Mac, Callable 07/14/06 @ 100 ......................     4.00     10/14/14    1,469,746
   500,000   Freddie Mac, Callable 10/27/06 @ 100 ......................     5.00     10/27/14      485,609
   750,000   Freddie Mac ...............................................     5.00     11/13/14      726,788
 1,000,000   Freddie Mac, Callable 09/22/06 @ 100 ......................     5.40      9/22/15      975,278
 1,500,000   Freddie Mac ...............................................     5.00      1/15/19    1,477,546
   385,228   Freddie Mac ...............................................     4.75      3/15/22      375,107

                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                                  INTEREST   MATURITY
AMOUNT ($)                       SECURITY DESCRIPTION                        RATE       DATE      VALUE ($)
----------   -----------------------------------------------------------   --------   --------   ----------
 1,458,800   Freddie Mac ...............................................     5.00%     8/15/27    1,431,305
   616,979   Freddie Mac, Series 2664 ..................................     5.00      4/15/30      607,683
   294,392   Freddie Mac ...............................................     5.50     10/15/31      293,092
                                                                                                 ----------
             U.S. GOVERNMENT AGENCIES TOTAL (cost - $50,069,727)                                 48,983,951
                                                                                                 ----------
             U.S. TREASURY NOTES -- 16.5%
   700,000   U.S. Treasury Notes .......................................     6.88      5/15/06      701,695
 1,150,000   U.S. Treasury Notes .......................................     6.50     10/15/06    1,159,568
   150,000   U.S. Treasury Notes .......................................     6.25      2/15/07      151,688
   500,000   U.S. Treasury Notes .......................................     3.75      3/31/07      494,571
   325,000   U.S. Treasury Notes .......................................     6.63      5/15/07      331,094
   400,000   U.S. Treasury Notes .......................................     6.13      8/15/07      406,562
   775,000   U.S. Treasury Notes .......................................     5.50      2/15/08      784,354
 1,000,000   U.S. Treasury Notes .......................................     4.63      2/29/08      995,977
   650,000   U.S. Treasury Notes .......................................     5.63      5/15/08      660,182
   350,000   U.S. Treasury Notes .......................................     3.38     11/15/08      337,613
   340,000   U.S. Treasury Notes .......................................     4.75     11/15/08      339,283
 1,500,000   U.S. Treasury Notes .......................................     4.50      2/15/09    1,486,992
   300,000   U.S. Treasury Notes .......................................     3.88      5/15/09      291,820
 3,000,000   U.S. Treasury Notes .......................................     3.63      1/15/10    2,876,015
   150,000   U.S. Treasury Notes .......................................     3.50      2/15/10      142,992
   500,000   U.S. Treasury Notes .......................................     4.00      3/15/10      485,254
   500,000   U.S. Treasury Notes .......................................     4.50      2/28/11      492,715
   500,000   U.S. Treasury Notes .......................................     5.00      8/15/11      504,395
   200,000   U.S. Treasury Notes .......................................     4.88      2/15/12      200,312
   500,000   U.S. Treasury Notes .......................................     4.38      8/15/12      487,012
 1,750,000   U.S. Treasury Notes .......................................     4.00     11/15/12    1,665,644
   200,000   U.S. Treasury Notes .......................................     4.75      5/15/14      198,250
   750,000   U.S. Treasury Notes .......................................     4.25     11/15/14      716,836
   250,000   U.S. Treasury Notes .......................................     1.63      1/15/15      245,016
                                                                                                 ----------
             TOTAL U.S. TREASURY NOTES (cost - $16,421,973)                                      16,155,840
                                                                                                 ----------
             PREFERRED STOCK -- 1.0%
             INSURANCE AGENTS, BROKERS, & SERVICE -- 1.0%
    40,000   Metlife, Inc. .............................................                          1,023,200
                                                                                                 ----------
             TOTAL PREFERRED STOCK (cost - $1,018,979)
             INVESTMENT COMPANIES -- 0.7%
   640,706   Huntington Money Market Fund - Trust Class ................                            640,706
                                                                                                 ----------
             TOTAL INVESTMENT COMPANIES (cost - $640,706)                                           640,706
                                                                                                 ----------
             TOTAL INVESTMENTS - 99.1% (cost - $99,437,734)                                      97,250,442
                                                                                                 ==========

----------
Percentages indicated are based on net assets of $98,127,963.

* Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Advisor based on procedures approved by the Board of Trustees.

BKNT - Bank Note

MTN  - Medium Term Note

                       See notes to financial statements.

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                                        INTEREST   MATURITY
AMOUNT ($)                          SECURITY DESCRIPTION                           RATE       DATE     VALUE ($)
----------   -----------------------------------------------------------------   --------   --------   ---------
             MUNICIPAL BONDS -- 99.3%
             ALABAMA -- 1.0%
   210,000   Daphne Alabama, GO, Callable 2/1/13 @ 100, Insured by: AMBAC ....     4.00%      8/1/14      208,961
                                                                                                       ----------
             CALIFORNIA -- 1.2%
   250,000   La Mirada California Redevelopment Agency, Callable 8/15/14 @
                100, Insured by: FSA .........................................     4.25      8/15/19      248,225
                                                                                                       ----------
             ILLINOIS -- 3.3%
   200,000   Du Page County Illinois High School District, Series A, GO,
                Callable 12/1/07 @ 100 .......................................     5.05      12/1/14      203,932
   200,000   Illinois State, GO, Callable 9/1/06 @ 102, Insured by: FGIC .....     5.40       9/1/08      205,384
   300,000   Northlake Illinois, Series A, GO, Callable 12/1/08 @ 100,
                Insured by: AMBAC ............................................     5.00       6/1/14      309,534
                                                                                                       ----------
                                                                                                          718,850
                                                                                                       ----------
             INDIANA -- 62.8%
   200,000   Anderson Indiana School Building Corp., Insured by: FSA .........     4.00      7/15/15      197,700
   200,000   Blackford County Indiana School Building Corp., Callable
                7/15/06 @ 101, Insured by: AMBAC .............................     5.00      7/15/11      202,870
   260,000   Bloomington Indiana Municipal Facilities Corp., Callable
                2/1/08 @ 101 .................................................     4.80       8/1/12      265,486
   200,000   Carmel Indiana Redevelopment Authority, Insured by: MBIA ........     4.25       8/1/11      204,194
   380,000   Center Grove Indiana Building Corp., Insured by: FGIC ...........     3.50      1/15/11      373,463
   150,000   Clarksville Indiana High School Building Corp., Callable
                7/15/08 @ 101, Insured by: MBIA ..............................     5.00      7/15/14      155,460
   225,000   Cloverdale Indiana Multi-School Building Corp., Callable
                1/15/08 @ 102, Insured by: MBIA ..............................     4.95      1/15/11      234,515
   200,000   Crown Point Indiana Multi-School Building Corp., Callable
                7/15/09 @ 101, Insured by: MBIA ..............................     4.80      1/15/14      206,222
   250,000   Decatur Township Marion County Multi-School Building Corp.,
                Insured by: MBIA .............................................     4.00      7/15/08      251,830
   295,000   Delaware County Indiana Edit Corp., Callable 12/1/07 @ 101,
                Insured by: MBIA .............................................     5.00      12/1/12      304,107
   400,000   Delaware County Indiana Hospital Authority, Callable 8/1/08 @
                102, Insured by: AMBAC .......................................     5.00       8/1/16      419,711
   125,000   Eagle Union Middle School Building Corp. Indiana, Callable
                7/5/11 @ 100, Insured by: AMBAC ..............................     4.85       7/5/15      129,380
   400,000   East Allen Woodland School Building Corp. Indiana, Insured by:
                MBIA .........................................................     3.25      7/15/10      389,251
   300,000   East Washington Indiana Multi School Building Corp., Insured
                by: MBIA .....................................................     3.90      7/15/14      296,847
   300,000   Elkhart County Indiana Corrections Complex, Callable 6/1/14 @
                100, Insured by: MBIA ........................................     4.13      12/1/19      293,694
    85,000   Elkhart Indiana Community Schools, GO ...........................     4.95      7/15/06       85,314
   100,000   Fall Creek Indiana Regulatory Waste District, Callable 9/1/10
                @ 100, Insured by: MBIA ......................................     4.70       3/1/13      103,042
   225,000   Fort Wayne Indiana South Side School Building Corp., Callable
                7/15/06 @ 102, Insured by: FSA ...............................     4.75      1/15/12      229,759
   165,000   Fort Wayne Indiana Stormwater Managemet District Revenue,
                Insured by: MBIA .............................................     4.00       8/1/13      165,617
   260,000   Greencastle Indiana Multi-School Building Corp., Callable
                7/10/12 @100, Insured by: FGIC ...............................     4.10      1/10/13      261,989
   300,000   Greencastle Indiana Waterworks Revenue, Callable 1/1/12 @ 100,
                Insured by: MBIA .............................................     4.25       7/1/13      304,413
   275,000   Indiana Bank Revenue, Insured by: MBIA ..........................     4.00       4/1/09      277,390
   290,000   Indiana Bank Revenue, Series A, Callable 2/1/09 @ 102, Insured
                by: FSA ......................................................     4.60       2/1/13      297,418
   265,000   Indiana Bank Revenue, Series A, Callable 2/1/08 @ 101 ...........     4.80       2/1/13      272,036
   470,000   Indiana Health Facilities Financing Authority, Callable
                8/15/07 @ 102, Insured by: RADIAN ............................     5.50      2/15/10      491,074
   325,000   Indiana State Educatonal Facilities Authority, Callable
                10/15/08 @ 101 ...............................................     4.95     10/15/12      334,523
   300,000   Indiana State Office Building Community Facilities, Series A,
                Callable 7/1/08 @ 101 ........................................     4.70       7/1/11      307,587
   200,000   Indiana University Revenue, Series L, Callable 8/1/08 @ 101 .....     5.00       8/1/12      207,788
   100,000   Johnson County Indiana, GO, Insured by: FSA .....................     4.10      7/15/07      100,614
   265,000   LA Porte Indiana Multi School Building Corp., Insured by: FSA ...     4.00      1/15/10      267,488
   305,000   Lafayette Indiana Redevelopment Authority, Callable 2/1/13 @
                100 ..........................................................     3.75       8/1/13      299,998
    75,000   Marion County Indiana Convention and Recreational Facilities
                Authority, Series A, Callable 6/1/08 @ 101 ...................     5.00       6/1/12       77,629
   275,000   Mithcell Indiana Multi-School Building Corp. ....................     4.65       7/5/13      286,314

                                    continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                                        INTEREST   MATURITY
AMOUNT ($)                          SECURITY DESCRIPTION                           RATE       DATE     VALUE ($)
----------   -----------------------------------------------------------------   --------   --------   ---------
    200,000  Monroe County Indiana Community School Corp., Callable 1/1/07
                @ 102, Insured by: MBIA ......................................     5.25%      7/1/12      206,344
   300,000   Montgomery County Indiana Jail Facility Building Corp.,
                Callable 1/15/15 @ 100, Insured by: FSA ......................     4.00      7/15/16      293,790
   150,000   Mt. Vernon of Hancock County Indiana Multi-School Building
                Corp., Series B, Callable 7/15/11 @ 100, Insured by: AMBAC ...     4.70      1/15/12      155,883
   200,000   Munster Indiana School Building Corp., Callable 7/5/08 @ 101,
                Insured by: FSA ..............................................     4.60       7/5/10      205,578
   400,000   North Montgomery Indiana High School Building Corp., Callable
                1/15/11 @ 100, Insured by: FGIC ..............................     5.05      7/15/15      416,839
   100,000   Northwest Allen County Indiana Middle School Building Corp.,
                Callable 1/15/09 @ 101, Insured by: MBIA .....................     4.75      1/15/12      103,834
   200,000   Northwest Allen County Indiana Middle School Building Corp.,
                Callable 1/15/09 @ 101, Insured by: MBIA .....................     4.90      1/15/14      208,454
   400,000   Perry Township Indiana Multi-School Building Corp., Callable
                7/15/06 @ 101, Insured by: AMBAC .............................     5.00      7/15/13      405,739
   240,000   Perry Township Indiana Multi-School Building Corp., Callable
                7/15/10 @101, Insured by: FGIC ...............................     4.63      1/15/15      247,378
   300,000   Porter County Indiana Jail Building Corp., Callable 7/10/11 @
                100, Insured by: FSA .........................................     5.00      7/10/16      311,928
   275,000   Princeton Indiana Sewer Works Revenue, Callable 5/1/09 @ 101 ....     4.50       5/1/13      271,876
    50,000   Purdue University Indiana Certificates Participation, Callable
                7/1/08 @ 100 .................................................     4.50       7/1/09       50,753
   250,000   Rochester Indiana Community School Building Corp., Callable
                7/15/08 @ 102, Insured by: AMBAC .............................     5.00      7/15/13      261,510
   200,000   South Bend Indiana Community School Building Corp., Callable
                1/1/10 @ 101, Insured by: FSA ................................     4.60       7/1/13      205,036
   225,000   South Bend Indiana Community School Building Corp., Callable
                1/1/10 @ 101, Insured by: FSA ................................     5.10       7/1/17      236,003
   400,000   Sunman-Dearbon Indiana High School Building Corp., Insured by:
                MBIA .........................................................     4.00      7/15/12      402,855
   125,000   Terre Haute Indiana San District, GO, Callable 1/1/07 @ 102,
                Insured by: AMBAC ............................................     4.60       7/1/10      128,128
   300,000   Terre Haute Indiana San District, Callable 1/1/15 @ 100,
                Insured by: AMBAC ............................................     4.00       7/1/17      293,076
   200,000   Vinton-Tecumseh Indiana School Building Corp., Callable 1/5/08
                @ 101, Insured by: SAW .......................................     5.00       7/5/13      205,750
   300,000   Warren Township Indiana School Building Corp., Callable 7/5/08
                @ 101, Insured by: FSA .......................................     5.00       7/5/14      310,827
   275,000   Whitley County Indiana Middle School Building Corp., Callable
                7/10/08 @ 101, Insured by: FSA ...............................     4.80      1/10/11      284,149
                                                                                                       ----------
                                                                                                       13,500,453
                                                                                                       ----------
             KANSAS -- 1.1%
   250,000   Kansas State Development Finance Authority Revenue ..............     3.25      11/1/09      245,320
                                                                                                       ----------
             KENTUCKY -- 2.0%
   250,000   Jessamine County Kentucky School District, Insured by: AMBAC ....     4.00       1/1/14      250,318
   185,000   Kentucky Rural Water Financial Corp., Series C, Callable
                2/01/12 @ 101, Insured by: MBIA ..............................     3.88       2/1/14      183,698
                                                                                                       ----------
                                                                                                          434,016
                                                                                                       ----------
             MICHIGAN -- 4.8%
   250,000   Green Oak Township Michigan - Sewer, GO, Callable 5/1/12 @
                100, Insured by: MBIA ........................................     4.00       5/1/17      246,693
   300,000   Macomb Township Michigan Building Authority, GO, Callable
                4/1/11 @ 100, Insured by: AMBAC ..............................     4.75       4/1/16      313,950
   150,000   Michigan Higher Education Facilities Authority Revenue,
                Callable 12/1/12 @ 100 .......................................     5.00      12/1/20      154,004
   320,000   Warren Michigan Downtown Development, GO, Insured by: MBIA ......     4.00      10/1/14      320,000
                                                                                                       ----------
                                                                                                        1,034,647
                                                                                                       ----------
             MISSOURI -- 2.3%
   200,000   Creve Coeur Missouri, SO ........................................     3.50       1/1/13      193,082
   300,000   Jefferson County Missouri School District, GO, Callable 3/1/14
                @ 100, Insured by: MBIA ......................................     4.35       3/1/16      305,823
                                                                                                       ----------
                                                                                                          498,905
                                                                                                       ----------

                                    continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                        INTEREST   MATURITY
AMOUNT ($)                  SECURITY DESCRIPTION                   RATE       DATE      VALUE ($)
----------   -------------------------------------------------   --------   --------   ----------
             NEVADA -- 1.2%
   250,000   University of Nevada Community College, Series A,
                Callable 7/1/11 @ 100, Insured by: FGIC ......     4.45%      7/1/12      256,088
                                                                                       ----------
             NORTH CAROLINA -- 1.4%
   300,000   Davie County NC .................................     3.75       6/1/11      299,571
                                                                                       ----------
             NORTH DAKOTA -- 1.3%
   300,000   North Dakota State Building Authority Lease
                Revenue, Callable 12/1/13 @ 100 ..............     3.70      12/1/15      287,700
                                                                                       ----------
             OHIO -- 1.2%
   250,000   Akron Ohio Package Facility Project, Series A,
                Insured by: AMBAC ............................     3.50      12/1/10      247,870
                                                                                       ----------
             PENNSYLVANIA -- 0.7%
   150,000   Pennsylvania State Higher Educational Facilities
                Authority College & University Revenue,
                Callable 7/1/11 @ 100, Insured by: ASST GTY ..     5.38       7/1/23      157,052
                                                                                       ----------
             TEXAS -- 4.1%
   350,000   Brownsville Texas, GO, Callable 2/15/14 @ 100,
                Insured by: AMBAC ............................     4.00      2/15/17      342,139
   225,000   Keller Texas, Insured by: MBIA ..................     3.75      2/15/11      224,793
   300,000   Travis County Texas, Series A, GO,
                Callable 3/1/08 @ 100 ........................     4.75       3/1/15      306,456
                                                                                       ----------
                                                                                          873,388
                                                                                       ----------
             UTAH -- 2.3%
   200,000   South Davis Recreation District Utah,
                Callable 1/1/15 @ 100, Insured by: XLCA ......     4.38       1/1/20      199,682
   300,000   Utah State Building Ownership Authority Lease
                Revenue ......................................     3.25      5/15/09      293,901
                                                                                       ----------
                                                                                          493,583
                                                                                       ----------
             WASHINGTON -- 4.2%
   300,000   Seattle Washington Municipal Light and Power
                Revenue, Insured by: FSA .....................     3.25       8/1/11      289,335
   300,000   Washington State, Series 2003A, GO,
                Callable 7/1/12 @ 100 ........................     5.00       7/1/14      313,872
   300,000   Washington State, Callable 4/1/14 @ 100,
                Insured by: MBIA .............................     4.25      10/1/15      303,039
                                                                                       ----------
                                                                                          906,246
                                                                                       ----------
             WISCONSIN -- 4.4%
   400,000   Chilton Wisconsin School District,
                Callable 4/1/12, Insured by: FGIC ............     4.00       4/1/13      400,207
    50,000   Elmbrook Wisconsin School District, GO,
                Callable 4/1/12 @ 100 ........................     4.13       4/1/15       49,500
   295,000   Green Bay Wisconsin Area Public School District,
                Insured by: FGIC, Series B ...................     3.38       4/1/10      289,950
   200,000   Wisconsin State Clean Water Revenue, Series 1,
                Callable 6/1/08 @ 100 ........................     4.85       6/1/18      203,096
                                                                                       ----------
                                                                                          942,753
                                                                                       ----------
             TOTAL MUNICIPAL BONDS (cost - $21,179,173)                                21,353,628
                                                                                       ----------
             INVESTMENT COMPANIES -- 0.2%

    40,571   Huntington Money Market Fund - Trust Class ......                             40,571
                                                                                       ----------
             TOTAL INVESTMENT COMPANIES (cost - $40,571)                                   40,571
                                                                                       ----------
             TOTAL INVESTMENTS - 99.5% (cost - $21,219,743)                            21,394,199
                                                                                       ==========

----------
Percentages indicated are based on net assets of $21,493,599.

AMBAC - AMBAC Indemnity Corp.
ASST GTY - Asset Guaranty
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
MBIA - Municipal Bond Insurance Assoc.
RADIAN - RADIAN Guaranty, Inc.
SAW - State Aid Withholding
SO - Special Obligation
XLCA - XL Capital Assurance, Inc.

                       See notes to financial statements.

SIGNAL FUNDS
MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                        INTEREST   MATURITY
AMOUNT ($)                  SECURITY DESCRIPTION                   RATE       DATE      VALUE ($)
----------   -------------------------------------------------   --------   --------   ----------
             ASSET BACKED SECURITIES -- 25.1%
             FINANCE SERVICES -- 22.6%
 2,000,000   Amsterdam Funding* (a)(b) .......................     4.60%     4/11/06    1,997,444
 2,250,000   Barton Capital* .................................     4.65       5/3/06    2,240,700
 2,000,000   Fairway Finance Co., LLC* (a)(b) ................     4.45      4/10/06    1,997,715
 1,250,000   Grampian Funding, LLC.* (a) .....................     4.53      4/26/06    1,246,072
 2,500,000   Kitty Hawk Funding* (a) .........................     4.70      4/17/06    2,494,778
 2,750,000   Old Line Funding Corp.* (a) .....................     4.65      4/17/06    2,744,353
 1,500,000   Park Avenue* ....................................     4.59       4/5/06    1,499,235
 2,250,000   Sheffield Receivable* ...........................     4.60       4/3/06    2,249,425
 2,250,000   Steamboat Funding* (a)(b) .......................     4.82       4/7/06    2,248,193
 1,750,000   Thames Asset Global* ............................     4.70      4/18/06    1,746,116
   500,000   Three Pillars Funding* ..........................     4.57       4/3/06      499,873
 1,500,000   Three Pillars Funding* ..........................     4.69      4/17/06    1,496,873
 3,000,000   Windmill Funding* (a) ...........................     4.73      4/25/06    2,990,541
                                                                                       ----------
             TOTAL ASSET BACKED SECURITIES
                (cost - $25,451,318)                                                   25,451,318
                                                                                       ----------
             CERTIFICATES OF DEPOSIT -- 15.4%
             FOREIGN BANK & BRANCHES & AGENCIES- 12.4%
 1,000,000   Barclays Bank NY ................................     4.37      6/21/06      999,996
 2,000,000   CIBC ............................................     4.63      4/11/06    2,000,000
 2,300,000   Credit Suisse (a)(b) ............................     4.71       5/8/06    2,300,023
 1,000,000   Dexia Bank NY ...................................     4.59      4/13/06      998,470
 1,900,000   Royal Bank of Canada ............................     4.71      5/19/06    1,900,031
 1,000,000   Societe Generale ................................     4.51      4/13/06    1,000,013
 1,500,000   Societe Generale ................................     4.75      4/28/06    1,494,662
 2,000,000   Toronto Dominion ................................     4.59       5/1/06    2,000,000
                                                                                       ----------
                                                                                       12,693,195
                                                                                       ----------
             NATIONAL BANKS, COMMERCIAL -- 3.0%
 3,000,000   Wells Fargo Bank ................................     4.75      4/27/06    3,000,000
                                                                                       ----------
             TOTAL CERTIFICATES OF DEPOSIT
                (cost - $15,693,195)                                                   15,693,195
                                                                                       ----------
             COMMERCIAL PAPER -- 29.2%
             BANK HOLDINGS COMPANIES -- 6.9%
 3,000,000   Citigroup Funding* ..............................     4.56      4/10/06    2,996,580
 2,000,000   Greenwich Capital** .............................     4.28       8/7/06    2,000,000
 2,000,000   Northern Trust* .................................     4.72       5/5/06    1,991,084
                                                                                       ----------
                                                                                        6,987,664
                                                                                       ----------
             FOREIGN BANK & BRANCHES & AGENCIES -- 12.5%
 2,000,000   Abbey National NA Corp.* (b) ....................     4.58      4/21/06    1,994,911
 2,000,000   Barclays US Funding, LLC.* ......................     4.54       4/6/06    1,998,739
 2,000,000   BNP Paribas* ....................................     4.61      4/20/06    1,995,134
 2,500,000   CBA DEL Finance* ................................     4.65       5/3/06    2,489,666
 2,250,000   Dexia DEL LLC* ..................................     4.61       4/7/06    2,248,271
 2,000,000   HBOS Treasury Service* ..........................     4.63       5/2/06    1,992,035
                                                                                       ----------
                                                                                       12,718,756
                                                                                       ----------
             PERSONAL CREDIT INSTITUTIONS -- 5.9%
 3,250,000   General Electric Capital Corp.* .................     4.63      4/10/06    3,246,239
 2,750,000   Toyota Motor Credit Corp* .......................     4.47      5/18/06    2,733,951
                                                                                       ----------
                                                                                        5,980,190
                                                                                       ----------

                                    continued

SIGNAL FUNDS
MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2006

SHARES OR
PRINCIPAL                                                                INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                         RATE       DATE      VALUE ($)
----------   ---------------------------------------------------------   --------   --------   -----------
             SECURITY BROKERS & DEALERS -- 3.9%
 2,000,000   Merrill Lynch* ..........................................     4.71%      4/4/06     1,999,215
 2,000,000   Morgan Stanley Dean Witter & Co.* .......................     4.77       4/4/06     1,999,205
                                                                                               -----------
                                                                                                 3,998,420
                                                                                               -----------
             TOTAL COMMERCIAL PAPER (cost - $29,685,030)                                        29,685,030
                                                                                               -----------
             U.S. GOVERNMENT AGENCIES -- 13.3%
 2,000,000   Federal Farm Credit Bank** ..............................     4.59      1/22/07     2,001,268
 1,000,000   Federal Home Loan Bank ..................................     3.60      5/19/06     1,000,000
 1,500,000   Federal Home Loan Bank ..................................     5.00      9/29/06     1,500,000
 1,000,000   Federal Home Loan Bank ..................................     4.38     10/26/06     1,000,000
 1,250,000   Federal Home Loan Bank** ................................     4.37      2/22/07     1,250,000
 1,250,000   Federal Home Loan Bank** ................................     4.11       3/2/07     1,250,000
 1,500,000   Federal Home Loan Bank** ................................     4.50       5/4/07     1,496,432
 1,100,000   Federal Home Loan Mortgage Corp .........................     4.75      1/22/07     1,100,000
   900,000   Federal Home Loan Mortgage Corp .........................     4.80      2/20/07       900,000
 1,000,000   Federal National Mortgage Association ...................     3.25      6/28/06       996,902
 1,000,000   Federal National Mortgage Association** .................     4.37     12/22/06       999,977
                                                                                               -----------
             TOTAL U.S. GOVERNMENT AGENCIES (cost - $13,494,579)                                13,494,579
                                                                                               -----------
             INVESTMENT COMPANIES -- 6.8%
 2,161,400   BlackRock Provident Institutional Temp Fund .............                           2,161,400
   674,644   Goldman Sachs Financial Square Prime Obligations Fund ...                             674,644
       376   Merrill Lynch Premier Institutional Fund ................                                 376
 4,063,461   Morgan Stanley Liquidity Prime Fund .....................                           4,063,461
                                                                                               -----------
             TOTAL INVESTMENT COMPANIES (cost - $6,899,881)                                      6,899,881
                                                                                               -----------
             REPURCHASE AGREEMENTS -- 10.4%
             SECURITY BROKERS & DEALERS -- 10.4%
 3,600,000   Bank of America Corp. (Dated 03/31/06, due 4/3/06,
             proceeds at maturity $3,601,341, fully collateralized
             by U.S. Treasury Strip, 0.00%, 11/15/21, valued at
             $3,670,759) .............................................     4.47       4/3/06     3,600,000
 3,500,000   Morgan Stanley Dean Witter & Co. (Dated 03/31/06, due
             4/3/06, proceeds at maturity $3,501,298, fully
             collateralized by U.S. Treasury Note, 7.25%, 2/15/08,
             valued at $3,577,522) ...................................     4.50       4/3/06     3,500,000
 3,500,000   Wachovia (Dated 03/31/06, due 4/3/06, proceeds at
             maturity $3,501,313, fully collateralized by U.S.
             Treasury Note, 3.38%, 5/15/16, valued at $3,576,538) ....     4.45       4/3/06     3,500,000
                                                                                               -----------
             TOTAL REPURCHASE AGREEMENTS (cost - $10,600,000)                                   10,600,000
                                                                                               -----------
             TOTAL INVESTMENTS - 100.2% (cost - $101,824,003)***                               101,824,003
                                                                                               ===========

----------
Percentages indicated are based on net assets of $101,606,977.

* Discount Note securities. The rate reflected on the Schedule of Portfolio Investment is the effective rate.

** Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflect on the Schedule of Portfolio Investments is the rate in effect at March 31,2006.

***  Cost for federal income tax purposes is the same.

(a) 4-2 security exempt from registration under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Investment Advisor based on procedures approved by the Board of Trustees.

                       See notes to financial statements.

SIGNAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 2006

                                                 LARGE CAP                    TAX-EXEMPT   MONEY MARKET
                                                GROWTH FUND    INCOME FUND   INCOME FUND       FUND
                                                -----------   ------------   -----------   ------------
ASSETS:
Investments, at value (Cost $28,976,826;
   $99,437,734; $21,219,743; and
   $91,224,003, respectively) ...............   $38,950,095   $ 97,250,442   $21,394,199   $ 91,224,003
Repurchase agreements, at cost ..............            --             --            --     10,600,000
                                                -----------   ------------   -----------   ------------
Total Investments ...........................    38,950,095     97,250,442    21,394,199    101,824,003
Interest and dividends receivable ...........        23,401      1,211,908       231,198        177,938
Receivable for capital shares issued ........        32,912         80,264            --             --
Receivable for investments sold .............       274,078             --            --             --
Prepaid expenses and other assets ...........         1,525          2,022         1,388            462
                                                -----------   ------------   -----------   ------------
TOTAL ASSETS ................................    39,282,011     98,544,636    21,626,785    102,002,403
                                                -----------   ------------   -----------   ------------
LIABILITIES:
Distributions payable .......................            --        294,326        61,387        348,888
Payable for investments purchased ...........       216,460             --            --             --
Payable for capital shares redeemed .........        27,068         66,721        52,656             --
Accrued expenses and other payables:
   Investment advisory fees .................        18,251         20,667         1,859          4,280
   Administration fees ......................           812          2,042           452          2,671
   Distribution fees ........................           165             71            32             --
   Accounting fees ..........................           140            196           177            113
   Transfer agent fees ......................         5,987          5,919         4,596          5,110
   Trustee fees .............................         1,508             12             2              6
   Chief Compliance Officer fees ............           464            938           211          1,227
   Other liabilities ........................        15,450         25,781        11,814         33,131
                                                -----------   ------------   -----------   ------------
TOTAL LIABILITIES ...........................       286,305        416,673       133,186        395,426
                                                -----------   ------------   -----------   ------------
COMPOSITION OF NET ASSETS:
Capital .....................................    26,160,147    100,644,711    21,317,697    101,607,095
Accumulated (distributions in excess of)
   net investment income ....................            --          8,101            --             (2)
Accumulated net realized gains (losses)
   from investment transactions .............     2,862,290       (337,557)        1,446           (116)
Net unrealized appreciation
   (depreciation) on investment
   transactions .............................     9,973,269     (2,187,292)      174,456             --
                                                -----------   ------------   -----------   ------------
NET ASSETS ..................................   $38,995,706   $ 98,127,963   $21,493,599   $101,606,977
                                                ===========   ============   ===========   ============
CLASS A SHARES:
Net assets ..................................   $   755,949   $    318,636   $   143,671             --
                                                ===========   ============   ===========   ============
Shares outstanding ..........................        62,561         33,284        14,751             --
                                                ===========   ============   ===========   ============
Net Asset Value and Redemption Price
   per share ................................   $     12.08   $       9.57   $      9.74             --
                                                ===========   ============   ===========   ============
Maximum Sales Load ..........................          4.75%          3.25%         3.25%            --
                                                ===========   ============   ===========   ============
Maximum Offering Price per share
   (100%/(100%-maximum sales charge) of
   net asset value adjusted to the
   nearest cent) ............................   $     12.68   $       9.89   $     10.07             --
                                                ===========   ============   ===========   ============
CLASS I SHARES:
Net assets ..................................   $38,239,757   $ 97,809,327   $21,349,928   $101,606,977
                                                ===========   ============   ===========   ============
Shares outstanding ..........................     3,139,812     10,216,204     2,191,734    101,611,668
                                                ===========   ============   ===========   ============
Net Asset Value, Offering Price, and
   Redemption Price per share ...............   $     12.18   $       9.57   $      9.74   $       1.00
                                                ===========   ============   ===========   ============

                       See notes to financial statements.

SIGNAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2006

                                                         LARGE CAP                 TAX-EXEMPT
                                                          GROWTH        INCOME       INCOME     MONEY MARKET
                                                           FUND          FUND         FUND          FUND
                                                        ----------   -----------   ----------   ------------
INVESTMENT INCOME:
Interest ............................................   $    4,443   $ 4,548,054   $ 919,505     $3,380,155
Dividends ...........................................      493,715        74,578       9,927        147,245
                                                        ----------   -----------   ---------     ----------
      Total Investment Income .......................      498,158     4,622,632     929,432      3,527,400
                                                        ----------   -----------   ---------     ----------
EXPENSES:
Investment advisory .................................      318,586       490,711     111,073         95,651
Administration ......................................       81,726       188,928      42,759        232,058
Distribution (Class A) ..............................        1,754           891         392             --
Distribution (Class B) ..............................          487            91         128             --
Fund accounting .....................................       52,466        72,396      63,927         42,753
Custodian ...........................................        7,040        13,251       3,276         47,174
Transfer agent ......................................       43,234        40,222      29,972         33,169
Trustee .............................................        1,181         3,879         620          2,725
Chief Compliance Officer ............................        2,366         5,743       1,286          6,322
Printing ............................................       12,255        27,892       6,747         30,668
Other ...............................................       26,958        44,412      19,140         41,589
                                                        ----------   -----------   ---------     ----------
   Total expenses before fee reductions .............      548,053       888,416     279,320        532,109
Expenses voluntarily reduced by Investment
   Advisor ..........................................      (84,957)     (245,356)    (96,258)       (47,827)
                                                        ----------   -----------   ---------     ----------
Net Expenses ........................................      463,096       643,060     183,062        484,282
                                                        ----------   -----------   ---------     ----------
Net Investment Income ...............................       35,062     3,979,572     746,370      3,043,118
                                                        ----------   -----------   ---------     ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) from investment
      transactions ..................................    3,942,408      (232,518)     27,245            (97)
   Change in unrealized appreciation/depreciation
      on investments ................................    1,442,253    (1,672,828)   (327,308)            --
                                                        ----------   -----------   ---------     ----------
   Net realized/unrealized gains (losses) on
      investments ...................................    5,384,661    (1,905,346)   (300,063)           (97)
                                                        ----------   -----------   ---------     ----------
Change in net assets resulting from operations ......   $5,419,723   $ 2,074,226   $ 446,307     $3,043,021
                                                        ==========   ===========   =========     ==========

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                            LARGE CAP GROWTH FUND                  INCOME FUND
                                                       -------------------------------   -------------------------------
                                                         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                       MARCH 31, 2006   MARCH 31, 2005   MARCH 31, 2006   MARCH 31, 2005
                                                       --------------   --------------   --------------   --------------
OPERATIONS
   Net investment income ...........................    $     35,062     $     32,689     $  3,979,572     $  3,003,433
   Net realized gains (losses) on investment
      transactions .................................       3,942,408        3,147,002         (232,518)          (8,007)
   Change in unrealized appreciation/depreciation
      from investment transactions .................       1,442,253         (197,997)      (1,672,828)      (3,231,126)
                                                        ------------     ------------     ------------     ------------
Change in net assets from operations ...............       5,419,723        2,981,694        2,074,226         (235,700)
                                                        ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
   From net investment income ......................             (46)              --          (13,601)          (9,269)
   From net realized gain on investments ...........         (40,847)         (38,031)              --               --
CLASS B:
   From net investment income ......................              --               --             (269)          (1,019)
   From net realized gain on investments ...........              --          (11,008)              --               --
CLASS I:
   From net investment income ......................         (42,737)         (32,688)      (3,976,073)      (3,000,432)
   From net realized gain on investments ...........      (2,414,054)      (2,727,939)              --               --
                                                        ------------     ------------     ------------     ------------
Change in net assets from shareholder
   distributions ...................................      (2,497,684)      (2,809,666)      (3,989,943)      (3,010,720)
                                                        ------------     ------------     ------------     ------------
Change in net assets from capital share
   transactions ....................................      (3,013,200)       4,715,936        2,021,021       39,486,168
                                                        ------------     ------------     ------------     ------------
Change in net assets ...............................         (91,161)       4,887,964          105,304       36,239,748
                                                        ------------     ------------     ------------     ------------
NET ASSETS:
   Beginning of period .............................      39,086,867       34,198,903       98,022,659       61,782,911
                                                        ------------     ------------     ------------     ------------
   End of period* ..................................    $ 38,995,706     $ 39,086,867     $ 98,127,963     $ 98,022,659
                                                        ============     ============     ============     ============
CAPITAL TRANSACTIONS:
CLASS A SHARES
   Proceeds from shares issued .....................    $    291,268     $    120,264     $    102,698     $     94,611
   Dividends reinvested ............................          40,720           37,917           13,923            8,768
   Cost of shares redeemed .........................        (213,464)         (59,709)        (109,706)         (34,433)
                                                        ------------     ------------     ------------     ------------
   Change in net assets from Class A capital
      transactions .................................    $    118,524     $     98,472     $      6,915     $     68,946
                                                        ============     ============     ============     ============
CLASS B SHARES
   Proceeds from shares issued .....................    $         --     $        171     $         --     $         --
   Dividends reinvested ............................              --           11,008               96              487
   Cost of shares redeemed .........................        (123,670)            (576)         (28,549)         (10,341)
                                                        ------------     ------------     ------------     ------------
   Change in net assets from Class B capital
      transactions .................................       ($123,670)    $     10,603         ($28,453)         ($9,854)
                                                        ============     ============     ============     ============
CLASS I SHARES
   Proceeds from shares issued .....................    $ 13,486,131     $ 14,896,427     $ 24,607,646     $ 59,192,618
   Dividends reinvested ............................       1,040,335        1,508,406          762,599          691,949
   Cost of shares redeemed .........................     (17,534,520)     (11,797,972)     (23,327,686)     (20,457,491)
                                                        ------------     ------------     ------------     ------------
   Change in net assets from Class I capital
      transactions .................................     ($3,008,054)    $  4,606,861     $  2,042,559     $ 39,427,076
                                                        ============     ============     ============     ============
SHARE TRANSACTIONS:
CLASS A SHARES
   Issued ..........................................          27,039           10,481           10,297            9,574
   Reinvested ......................................           3,445            3,341            1,427              882
   Redeemed ........................................         (17,813)          (5,216)         (11,266)          (3,459)
                                                        ------------     ------------     ------------     ------------
   Net change ......................................          12,671            8,606              458            6,997
                                                        ============     ============     ============     ============
CLASS B SHARES
   Issued ..........................................              --               16               --               --
   Reinvested ......................................              --              987               10               49
   Redeemed ........................................         (12,869)             (53)          (2,792)          (1,041)
                                                        ------------     ------------     ------------     ------------
   Net change ......................................         (12,869)             950           (2,782)            (992)
                                                        ============     ============     ============     ============
CLASS I SHARES
   Issued ..........................................       1,158,732        1,296,219        2,521,979        5,957,031
   Reinvested ......................................          87,364          132,197           78,175           69,545
   Redeemed ........................................      (1,466,755)      (1,032,408)      (2,384,473)      (2,061,172)
                                                        ------------     ------------     ------------     ------------
   Net change ......................................        (220,659)         396,008          215,681        3,965,404
                                                        ============     ============     ============     ============

* Includes undistributed net investment income of $0, $1, $8,101, and $1, respectively.

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      TAX-EXEMPT INCOME FUND              MONEY MARKET FUND
                                                                 -------------------------------   -------------------------------
                                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                 MARCH 31, 2006   MARCH 31, 2005   MARCH 31, 2006   MARCH 31, 2005
                                                                 --------------   --------------   --------------   --------------
OPERATIONS
   Net investment income .....................................    $   746,370      $   644,471     $   3,043,118    $   1,093,095
   Net realized gains (losses) from investment transactions ..         27,245          109,138               (97)             (19)
   Change in unrealized appreciation/depreciation on
      investment transactions ................................       (327,308)        (648,007)               --               --
                                                                  -----------      -----------     -------------    -------------
Change in net assets from operations .........................        446,307          105,602         3,043,021        1,093,076
                                                                  -----------      -----------     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
   From net investment income ................................         (4,872)          (4,381)               --               --
   From net realized gain on investments .....................           (382)          (1,087)               --               --
CLASS B:                                                                                                      --
   From net investment income ................................           (307)            (927)               --               --
   From net realized gain on investments .....................             --             (304)               --               --
CLASS I:
   From net investment income ................................       (741,191)        (639,163)       (3,043,273)      (1,098,084)
   From net realized gain on investments .....................        (48,546)        (143,921)               --               --
                                                                  -----------      -----------     -------------    -------------
Change in net assets from shareholder distributions ..........       (795,298)        (789,783)       (3,043,273)      (1,098,084)
                                                                  -----------      -----------     -------------    -------------
Change in net assets from capital share transactions .........        (59,906)       3,751,995         8,296,145       22,486,867
                                                                  -----------      -----------     -------------    -------------
Change in net assets .........................................       (408,897)       3,067,814         8,295,893       22,481,859
                                                                  -----------      -----------     -------------    -------------
NET ASSETS:
   Beginning of period .......................................     21,902,496       18,834,682        93,311,084       70,829,225
                                                                  -----------      -----------     -------------    -------------
   End of period* ............................................    $21,493,599      $21,902,496     $ 101,606,977    $  93,311,084
                                                                  ===========      ===========     =============    =============
CAPITAL TRANSACTIONS:
CLASS A SHARES
   Proceeds from shares issued ...............................    $    38,148      $     6,293     $          --    $          --
   Dividends reinvested ......................................          5,123            4,833                --               --
   Cost of shares redeemed ...................................        (32,568)          (6,897)               --               --
                                                                  -----------      -----------     -------------    -------------
   Change in net assets from Class A capital transactions ....    $    10,703      $     4,229     $          --    $          --
                                                                  ===========      ===========     =============    =============
CLASS B SHARES
   Proceeds from shares issued ...............................    $        --      $        --     $          --    $          --
   Dividends reinvested ......................................            386            1,231                --               --
   Cost of shares redeemed ...................................        (39,247)              --                --               --
                                                                  -----------      -----------     -------------    -------------
   Change in net assets from Class B capital transactions ....       ($38,861)     $     1,231     $          --    $          --
                                                                  ===========      ===========     -------------    -------------
CLASS I SHARES
   Proceeds from shares issued ...............................    $ 5,944,177      $10,635,649     $ 189,005,851    $ 181,554,602
   Dividends reinvested ......................................         44,839          112,519               137               25
   Cost of shares redeemed ...................................     (6,020,764)      (7,001,633)     (180,709,843)    (159,067,760)
                                                                  -----------      -----------     -------------    -------------
   Change in net assets from Class I capital transactions ....       ($31,748)     $ 3,746,535     $   8,296,145    $  22,486,867
                                                                  ===========      ===========     =============    =============
SHARE TRANSACTIONS:
CLASS A SHARES
   Issued ....................................................    $     3,741              623                --               --
   Reinvested ................................................            518              481                --               --
   Redeemed ..................................................         (3,305)            (678)               --               --
                                                                  -----------      -----------     -------------    -------------
   Net change ................................................            954              426                --               --
                                                                  ===========      ===========     =============    =============
CLASS B SHARES
   Issued ....................................................             --               --                --               --
   Reinvested ................................................             39              123                --               --
   Redeemed ..................................................         (3,851)              --                --               --
                                                                  -----------      -----------     -------------    -------------
   Net change ................................................         (3,812)             123                --               --
                                                                  ===========      ===========     =============    =============
CLASS I SHARES
   Issued ....................................................        599,454        1,057,937       189,005,851      181,554,601
   Reinvested ................................................          4,561           11,184               137               25
   Redeemed ..................................................       (608,437)        (698,011)     (180,709,843)    (159,067,760)
                                                                  -----------      -----------     -------------    -------------
   Net change ................................................         (4,422)         371,110         8,296,145       22,486,866
                                                                  ===========      ===========     =============    =============

* Includes accumulated (distributions in excess of) net investment income of $0, $0, $(2), and $153, respectively.

                       See notes to financial statements.

SIGNAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Change in Net Assets
                                                  Resulting from
                                                    Operations:
                                             ------------------------
                                                              Net                              Less Dividends from:
                                                            Realized     Change in   ----------------------------------------
                                                              and        Net Asset                    Net
                                 Net Asset       Net      Unrealized       Value                    Realized        Total
                                   Value,    Investment      Gains       Resulting       Net         Gains        Dividends
                                 Beginning     Income     (Losses) on      from      Investment   (Losses) on        and
                                 of Period     (Loss)     Investments   Operations     Income     Investments   Distributions
                                 ---------   ----------   -----------   ----------   ----------   -----------   -------------
CLASS A

LARGE CAP GROWTH FUND
Year Ended March 31, 2006          $11.35     ($0.07)      $ 1.49         $ 1.42     $    --(e)    $(0.69)         $ (0.69)
Year Ended March 31, 2005           11.29      (0.01)        1.00           0.99          --        (0.93)           (0.93)
Year Ended March 31, 2004            9.05      (0.01)        2.58           2.57          --(e)     (0.33)           (0.33)
Period Ended March 31, 2003(d)      10.00         --(e)     (0.95)         (0.95)         --(e)        --               --

INCOME FUND
Year Ended March 31, 2006          $ 9.77    $  0.37       $(0.20)        $ 0.17     $ (0.37)      $   --          $ (0.37)
Year Ended March 31, 2005           10.19       0.35        (0.42)         (0.07)      (0.35)          --            (0.35)
Year Ended March 31, 2004           10.21       0.34        (0.02)          0.32       (0.34)          --(e)         (0.34)
Period Ended March 31, 2003(d)      10.00       0.31         0.25           0.56       (0.31)       (0.04)           (0.35)

TAX-EXEMPT INCOME FUND
Year Ended March 31, 2006          $ 9.89    $  0.31       $(0.13)        $ 0.18     $ (0.31)      $(0.02)         $ (0.33)
Year Ended March 31, 2005           10.22       0.32        (0.25)          0.07       (0.32)       (0.08)           (0.40)
Year Ended March 31, 2004           10.18       0.33         0.08           0.41       (0.33)       (0.04)           (0.37)
Period Ended March 31, 2003(d)      10.00       0.27         0.21           0.48       (0.27)       (0.03)           (0.30)

CLASS I

LARGE CAP GROWTH FUND
Year Ended March 31, 2006          $11.42    $  0.01       $ 1.45         $ 1.46     $ (0.01)      $(0.69)         $ (0.70)
Year Ended March 31, 2005           11.33       0.01         1.02           1.03       (0.01)       (0.93)           (0.94)
Year Ended March 31, 2004            9.06       0.01         2.60           2.61       (0.01)       (0.33)           (0.34)
Period Ended March 31, 2003(d)      10.00       0.02        (0.94)         (0.92)      (0.02)          --            (0.02)

INCOME FUND
Year Ended March 31, 2006          $ 9.77    $  0.40       $(0.20)        $ 0.20     $ (0.40)      $   --          $ (0.40)
Year Ended March 31, 2005           10.19       0.38        (0.42)         (0.04)      (0.38)          --            (0.38)
Year Ended March 31, 2004           10.21       0.36        (0.02)          0.34       (0.36)          --(e)         (0.36)
Period Ended March 31, 2003(d)      10.00       0.29         0.25           0.54       (0.29)       (0.04)           (0.33)

TAX-EXEMPT INCOME FUND
Year Ended March 31, 2006          $ 9.89    $  0.33       $(0.13)        $ 0.20     $ (0.33)      $(0.02)         $ (0.35)
Year Ended March 31, 2005           10.22       0.35        (0.25)          0.10       (0.35)       (0.08)           (0.43)
Year Ended March 31, 2004           10.18       0.36         0.08           0.44       (0.36)       (0.04)           (0.40)
Period Ended March 31, 2003(d)      10.00       0.26         0.21           0.47       (0.26)       (0.03)           (0.29)

MONEY MARKET FUND
Year Ended March 31, 2006          $ 1.00    $ 0.032       $   --(e)      $0.032     $(0.032)      $   --          $(0.032)
Year Ended March 31, 2005            1.00      0.012           --          0.012      (0.012)          --           (0.012)
Year Ended March 31, 2004            1.00      0.006           --          0.006      (0.006)          --           (0.006)
Period Ended March 31, 2003(d)       1.00      0.007           --          0.007      (0.007)          --           (0.007)



                                                                      Ratios/Supplementary Data:
                                                       --------------------------------------------------------
                                                                    Ratio
                                                                     of        Ratio of    Ratio of
                                   Net                    Net     Expenses       Net       Expenses
                                  Asset                 Assets,      to       Investment      to
                                 Value,                 End of     Average    Income to     Average   Portfolio
                                 End of    Total        Period       Net     Average Net      Net      Turnover
                                 Period   Return*       (000's)    Assets       Assets     Assets**      (c)
                                 ------   -------      --------   --------   -----------   --------   ---------
CLASS A

LARGE CAP GROWTH FUND
Year Ended March 31, 2006        $12.08    12.65%      $    756   1.34%       (0.60%)      1.54%      36.43%
Year Ended March 31, 2005         11.35     8.74%           566   1.43%       (0.15%)      1.63%      39.77%
Year Ended March 31, 2004         11.29    28.60%           466   1.44%       (0.16%)      1.64%      39.64%
Period Ended March 31, 2003(d)     9.05    (9.40%)(a)       224   1.45%(b)     0.11%(b)    1.67%(b)   34.11%(a)

INCOME FUND
Year Ended March 31, 2006        $ 9.57     1.76%      $    319   0.90%        3.81%       1.15%      24.47%
Year Ended March 31, 2005          9.77    (0.64%)          321   0.95%        3.56%       1.20%      14.91%
Year Ended March 31, 2004         10.19     3.17%           263   0.98%        3.31%       1.23%      43.76%
Period Ended March 31, 2003(d)    10.21     5.65%(a)        218   1.07%(b)     3.54%(b)    1.32%(b)    7.47%(a)

TAX-EXEMPT INCOME FUND
Year Ended March 31, 2006        $ 9.74     1.82%      $    144   1.08%        3.11%       1.51%      11.64%
Year Ended March 31, 2005          9.89     0.73%           136   1.12%        3.21%       1.62%      18.11%
Year Ended March 31, 2004         10.22     4.14%           137   1.09%        3.25%       1.58%       9.11%
Period Ended March 31, 2003(d)    10.18     4.85%(a)         57   1.09%(b)     3.36%(b)    1.52%(b)    8.54%(a)

CLASS I

LARGE CAP GROWTH FUND
Year Ended March 31, 2006        $12.18    12.95%      $ 38,240   1.08%        0.09%       1.28%      36.43%
Year Ended March 31, 2005         11.42     9.08%        38,377   1.18%        0.10%       1.38%      39.77%
Year Ended March 31, 2004         11.33    29.00%        33,600   1.19%        0.09%       1.39%      39.64%
Period Ended March 31, 2003(d)     9.06    (9.20%)(a)    31,260   1.21%(b)     0.32%(b)    1.43%(b)   34.11%(a)

INCOME FUND
Year Ended March 31, 2006        $ 9.57     2.01%      $ 97,809   0.65%        4.06%       0.90%      24.47%
Year Ended March 31, 2005          9.77    (0.39%)       97,675   0.69%        3.82%       0.94%      14.91%
Year Ended March 31, 2004         10.19     3.43%        61,481   0.73%        3.56%       0.98%      43.76%
Period Ended March 31, 2003(d)    10.21     5.47%(a)     59,724   0.82%(b)     3.88%(b)    1.07%(b)    7.47%(a)

TAX-EXEMPT INCOME FUND
Year Ended March 31, 2006        $ 9.74     2.07%      $ 21,350   0.82%        3.36%       1.26%      11.64%
Year Ended March 31, 2005          9.89     0.98%        21,728   0.87%        3.46%       1.37%      18.11%
Year Ended March 31, 2004         10.22     4.41%        18,660   0.83%        3.52%       1.33%       9.11%
Period Ended March 31, 2003(d)    10.18     4.75%(a)     19,154   0.86%(b)     3.58%(b)    1.27%(b)    8.54%(a)

MONEY MARKET FUND
Year Ended March 31, 2006        $ 1.00     3.24%      $101,607   0.51%        3.18%       0.56%        N/A
Year Ended March 31, 2005          1.00     1.23%        93,311   0.51%        1.30%       0.56%        N/A
Year Ended March 31, 2004          1.00     0.57%        70,829   0.54%        0.57%       0.59%        N/A
Period Ended March 31, 2003(d)     1.00     0.72%(a)    110,327   0.53%(b)     1.02%(b)    0.58%(b)     N/A

*    Excludes sales and redemption charges.

** During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(d)  For the period July 15, 2002 through March 31, 2003.

(e)  Amount is less than $0.005.

                       See notes to financial statements.

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006

1. ORGANIZATION:

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following Signal Funds (individually a "Fund," collectively the "Funds"):

FUND LEGAL NAME                       SHORT NAME
---------------                       ----------
Signal Large Cap Growth Fund          Large Cap Growth Fund
Signal Income Fund                    Income Fund
Signal Tax-Exempt Income Fund         Tax-Exempt Income Fund
Signal Money Market Fund              Money Market Fund
Signal Tax-Exempt Money Market Fund   Tax-Exempt Money Market Fund

Financial statements for all other series of the Group are published separately.

The Funds are each authorized to issue Class A and Class I Shares. Currently all classes of the Tax-Exempt Money Market are not offered to any investors. On August 1, 2003, Class A and Class B of the Money Market Fund liquidated all of their assets and are not currently offered to any shareholders. On August 1, 2005, net assets of the Class B Shares of the Funds were exchanged in a tax-free conversion for Class A Shares. The following is a summary of the shares converted and net assets converted.

                         Shares Converted   Net Assets Converted
                         ----------------   --------------------
Large Cap Growth Fund         12,479              $150,626
Income Fund                    2,527                24,754
Tax-Exempt Income Fund         3,741                37,129

Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All short-term

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006

debt portfolio securities with a remaining maturity of 60 days or less and securities held in the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with banks or broker-dealers that Signal Capital Management, Inc., (the "Advisor"), a wholly owned subsidiary of Old National Trust Company, deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

SECURITY TRANSACTIONS AND RELATED INCOME:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or another appropriate basis.

EXPENSES:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

The amounts of dividends from net investment income and distributions from net realized gains, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006

FEDERAL INCOME TAXES:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3. RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

The Funds and the Advisor are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

         NAME            FEE RATE*
         ----            ---------
Large Cap Growth Fund      0.75%
Income Fund                0.50%
Tax-Exempt Income Fund     0.50%
Money Market Fund          0.10%

* The Advisor voluntarily waived fees during the year. With these voluntary fee waivers by the Advisor, net advisory fees for the Funds on an annual basis are 0.55% for the Large Cap Growth Fund, 0.25% for the Income Fund, 0.50% for the Tax-Exempt Income Fund, and 0.05% for the Money Market Fund.

The Advisor may also, from time to time, voluntarily reduce all or a portion of its advisory fee with respect to a Fund.

ADMINISTRATION:

The Funds and BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.14% of the average daily net assets of the Funds. From April 1, 2005 through June 30, 2005 the annual rate was 0.20% of the average daily net assets for the Large Cap Fund, Income Fund, Tax-Exempt Fund and 0.25% for the Money Market Fund, respectfully. Certain officers and Trustees of the Group are also employees of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group, except to Chief Compliance Officer (the "CCO"). BISYS Ohio also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements. For transfer agency services, BISYS Ohio receives a fee based on the number of shareholders of record and reimbursement of cetain expenses. For fund accounting, BISYS Ohio receives a fee from each Fund for such services equal to an annual rate of three one-hundredths of one percent (.03%) of that Funds' average daily net assets, subject to certain minimums.

Under a Compliance Services Agreement between the Funds and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' CCO. Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $15,717 for the year ended March 31, 2006, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

Pursuant to a Sub-Administration agreement, the Advisor provides certain administration services to the Funds. For their services, the Advisor is entitled to a fee payable by the Funds of 0.05% for the Large Cap Fund, Income Fund, and the Tax Exempt Fund, and 0.10% for the Money Market Fund.

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006

DISTRIBUTION:

The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A shares of each Fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% of the average daily net asset value of Class A shares.

For the year ended March 31, 2006, the Distributor received $9,776 from commissions earned on sales of Class A shares and redemption of Class B shares, none of which the Distributor re-allowed to affiliated broker-dealers of the Funds.

There is no initial sales charge on purchases of $1 million or more of the Class A Shares of the Funds. However, a contingent deferred sales charge ("CDSC") will be charged to the shareholder if shares are redeemed in the first 18 months after purchase. The Funds collected no CDSC fees on Class A Shares during the year ended March 31, 2006.

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of investment securities, excluding short-term and U.S. government securities, for the year ended March 31, 2006, totaled:

                          PURCHASES       SALES
                         -----------   -----------
Large Cap Growth Fund    $14,916,695   $20,552,168
Income Fund               24,028,043    23,511,487
Tax-Exempt Income Fund     2,535,376     2,618,019

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2006

5. FEDERAL TAX INFORMATION

At March 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                         Net Unrealized
                                       Tax Unrealized   Tax Unrealized    Appreciation
Fund                       Tax Cost     Appreciation    (Depreciation)   (Depreciation)
----                     -----------   --------------   --------------   --------------
Large Cap Growth Fund    $28,979,421     $10,033,326     $   (62,652)     $ 9,970,674
Income Fund               99,437,735         215,271      (2,402,563)      (2,187,292)
Tax-Exempt Income Fund    21,219,743         365,300        (190,844)         174,456

The tax character of distributions paid during the fiscal year ended March 31, 2006 were as follows:

                           Distributions paid from
                         --------------------------                                       Total
                          Ordinary    Net Long Term   Total Taxable     Tax Exempt    Distributions
Fund                       Income     Capital Gains   Distributions   Distributions      Paid(1)
----                     ----------   -------------   -------------   -------------   -------------
Large Cap Growth Fund    $   58,614     $2,454,901      $2,513,515       $     --       $2,513,515
Income Fund               4,028,378             --       4,028,378             --        4,028,378
Tax-Exempt Income Fund        6,909         48,928          55,837        743,148          798,985
Money Market Fund         2,873,806                      2,873,806             --        2,873,806

The tax character of distributions paid during the fiscal year ended March 31, 2005 were as follows:

                           Distributions paid from
                         --------------------------                                       Total
                          Ordinary    Net Long Term   Total Taxable     Tax Exempt    Distributions
Fund                       Income     Capital Gains   Distributions   Distributions      Paid(1)
----                     ----------   -------------   -------------   -------------   -------------
Large Cap Growth Fund    $  119,024     $2,674,811      $2,793,835       $     --       $2,793,835
Income Fund               2,866,596             --       2,866,596             --        2,866,596
Tax-Exempt Income Fund        3,235        145,312         148,547        632,982          781,529
Money Market Fund           955,267             --         955,267             --          955,267

As of March 31, 2006 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                                                         Unrealized       Total
                Undistributed  Undistributed  Undistributed                               Accumulated   Appreciation   Accumulated
                  Tax Exempt      Ordinary      Long-Term    Accumulated  Distributions   Capital and  (Depreciation)    Earnings
Fund                Income         Income     Capital Gains    Earnings      Payable     Other Losses        (2)        (Deficit)
----            -------------  -------------  -------------  -----------  -------------  ------------  --------------  -----------
Large Cap
   Growth Fund     $    --        $139,486      $2,725,399    $2,864,885    $      --     $      --     $ 9,970,674    $12,835,559
Income Fund             --         302,427              --       302,427     (294,326)     (337,557)     (2,187,292)    (2,516,748)
Tax-Exempt
   Income Fund      61,387              --           1,446        62,833      (61,387)           --         174,456        175,902
Money Market
   Fund                 --         348,886              --       348,886     (348,888)         (116)             --           (118)

(1) Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

As of March 31, 2006, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                Amount    Expires
               --------   -------
Income Fund    $ 70,328     2012
                222,752     2014
Money Market   $     46     2014

Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending March 31, 2007:

               Post-October Loss
               -----------------
Income Fund         $44,477
Money Market             70

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Signal Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Signal Funds (the "Funds") (comprising the Signal Large Cap Growth Fund, Signal Income Fund, Signal Tax-Exempt Income Fund, and Signal Money Market Fund), as of March 31, 2006, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the period ended March 31, 2005 and prior were audited by other auditors. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated May 20, 2005.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Signal Funds at March 31, 2006, the results of their operations, the changes in their net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                             (Ernst & Young LLP)

Columbus, Ohio
May 15, 2006

SIGNAL FUNDS
ADDITIONAL INFORMATION -- MARCH 31, 2006 (UNAUDITED)

1. OTHER FEDERAL TAX INFORMATION:

During the fiscal year ended March 31, 2006, the Funds declared long-term realized gain distributions in the following amounts:

                         15% Capital Gains
                         -----------------
Large Cap Growth Fund        $2,454,901
Tax-Exempt Income Fund           48,928

For the fiscal year ended March 31, 2006, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

                        Distributions Received Deduction
                        --------------------------------
Large Cap Growth Fund                 100%

For the fiscal year ended March 31, 2006, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

                        Qualified Divided Income
                        ------------------------
Large Cap Growth Fund             100%

2. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                   BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSE PAID       EXPENSE RATIO
                                         VALUE              VALUE         DURING PERIOD*      DURING PERIOD
                                        10/1/05            3/31/06      10/1/05 - 3/31/06   10/1/05 - 3/31/06
                                   -----------------   --------------   -----------------   -----------------
Large Cap Growth Fund    Class A       $1,000.00          $1,054.00           $6.86               1.34%
                         Class I        1,000.00           1,055.60            5.59               1.09%
Income Fund              Class A        1,000.00             999,70            4.54               0.91%
                         Class I        1,000.00           1,000.90            3.29               0.66%
Tax-Exempt Income Fund   Class A        1,000.00           1,000.40            5.54               1.11%
                         Class I        1,000.00           1,001.60            4.24               0.85%
Money Market Fund        Class I        1,000.00           1,018.60            2.62               0.52%

SIGNAL FUNDS
ADDITIONAL INFORMATION -- MARCH 31, 2006 (UNAUDITED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSE PAID       EXPENSE RATIO
                                         VALUE              VALUE         DURING PERIOD*      DURING PERIOD
                                        10/1/05            3/31/06      10/1/05 - 3/31/06   10/1/05 - 3/31/06
                                   -----------------   --------------   -----------------   -----------------
Large Cap Growth Fund    Class A       $1,000.00          $1,018.05           $6.74               1.34%
                         Class I        1,000.00           1,019.50            5.49               1.09%
Income Fund              Class A        1,000.00           1,020.39            4.58               0.91%
                         Class I        1,000.00           1,021.64            3.33               0.66%
Tax-Exempt Income Fund   Class A        1,000.00           1,019.40            5.59               1.11%
                         Class I        1,000.00           1,020.69            4.28               0.85%
Money Market Fund        Class I        1,000.00           1,022.34            2.62               0.52%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.

SIGNAL FUNDS
ADDITIONAL INFORMATION - MARCH 31, 2006 (UNAUDITED)

INVESTMENT ADVISOR CONTRACT APPROVAL

THE ANNUAL CONSIDERATION BY THE BOARD OF TRUSTEES OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUNDS AND SIGNAL CAPITAL MANAGEMENT, INC. (THE "ADVISER")

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreement with the Adviser, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Investment Advisory Agreement at their in-person meeting held on February 23, 2006. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Investment Advisory Agreement. The Board met during the meeting directly with representatives of the Adviser and reviewed various factors with them concerning the proposed continuation of the Investment Advisory Agreement. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds since the inception of each of the Funds. The Board took note of the fact that the performance results achieved by the Adviser for each of the Funds, on both a short-term basis and on a longer-term basis, was favorable on a comparative basis and that the Adviser produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. The Board also took note of the relationship between the Adviser and the Funds and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds and their plans for the continued growth of each of the Funds. The Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services. The Board also considered the services that the Adviser performs in its capacity as the sub-administrator for the Funds, the fees that it receives for providing these services, and the benefits to the Funds and their shareholders that result from the Adviser providing these sub-administration services. The Board members took note of the fact that the sub-administration fees provide additional revenue to the Adviser but that the Adviser provides valuable and useful services for the fees paid. The Board also reviewed financial information concerning the Adviser relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Adviser, which was found to be consistent with industry standards, and the financial soundness of the Adviser as demonstrated by the financial information provided was also noted. The Board further reviewed the Adviser's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed renewal of the Investment Advisory Agreement with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting the Adviser's investment expertise and the investment strategies utilized by the Adviser with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of the Adviser their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board also reviewed matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement for the Signal Money Market Fund with Mercantile Capital Advisors, Inc., the sub-investment adviser to the Signal Money Market Fund. The Board took note of the favorable investment performance attained by Mercantile

SIGNAL FUNDS
ADDITIONAL INFORMATION - MARCH 31, 2006 (UNAUDITED)

Capital Advisors, Inc. with respect to the Signal Money Market Fund and they took further note of their successful sub-investment management of that Fund.

In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement for each of the Funds and the Sub-Investment Advisory Agreement for the Signal Money Market Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. The Board members also took notice of the fact that the Adviser has waived a portion of its investment advisory fee with respect to each of the Funds since their inception in order to help reduce the operating expense ratio of each of the Funds and they took further notice of the Adviser's undertaking to continue waiving a portion of its investment advisory fee for each of the Funds for the current fiscal year of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

SIGNAL FUNDS
MARCH 31, 2006

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

     A special meeting of the shareholders (the "Meeting") of The Coventry Group (the "Group") was held on February 21, 2006. The Funds are separate investment series of the Group. The Meeting was held for the purpose of electing Trustees of the Group. As of the record date for the Meeting, there were 153,785,122 shares of beneficial interest in the Group outstanding. Information regarding the results of the shareholder vote are set forth below. Each of the nominees was elected to the Board by the requisite shareholder vote.

TRUSTEE NOMINEE          AFFIRMATIVE VOTES   % OF OUTSTANDING   VOTES WITHHELD   % OF OUTSTANDING
---------------          -----------------   ----------------   --------------   ----------------
James H. Woodward            93,503,623           60.83%              4,475            .003%
Michael M. Van Buskirk       93,503,623           60.83%              4,475            .003%
Maurice G. Stark             93,503,623           60.83%              4,475            .003%
Diane E. Armstrong           93,503,623           60.83%              4,475            .003%
Walter B. Grimm              93,193,133           60.63%            314,965            .205%

SIGNAL FUNDS
TRUSTEES AND OFFICERS - MARCH 31, 2006 (UNAUDITED)

Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees. The Fund's Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge and upon request, by calling 1-800-468-0347.

                                                 TERM OF                               NUMBER OF
                                                OFFICE**                                 FUNDS
                                                   AND                                  IN FUND
                                POSITIONS(S)    LENGTH OF                               COMPLEX
                                  HELD WITH       TIME      PRINCIPAL OCCUPATION(S)   OVERSEEN BY    OTHER DIRECTORSHIPS
      NAME, ADDRESS AGE           THE FUNDS      SERVED      DURING PAST FIVE YEARS     TRUSTEE        HELD BY TRUSTEE
      -----------------         ------------   ----------   -----------------------   -----------   --------------------
INTERESTED TRUSTEES*
Walter B. Grimm                 Trustee        Since 1996   Retired. From June 1992        15       American Performance
3435 Stelzer Road                                           to 2005, employee of                    Funds; Legacy Funds
Columbus, Ohio 43219                                        BISYS Fund Services.                    Group; Performance
Age: 60                                                                                             Funds Trust; The
                                                                                                    Coventry Funds Trust

INDEPENDENT TRUSTEES
Maurice G. Stark                Trustee        Since 1992   Retired.                       15       The Coventry Funds
3435 Stelzer Road                                                                                   Trust
Columbus, Ohio 43219
Age: 70

Michael M. Van Buskirk          Trustee        Since 1992   From June 1991 to              15       The Coventry Funds
3435 Stelzer Road               and                         present, employee                       Trust
Columbus, Ohio 43219            Chairman                    of and currently
Age: 59                         of the                      President of The
                                Board of                    Ohio Bankers' League
                                Trustees                    (trade association)

Diane Armstrong                 Trustee        Since 2004   From August 2003 to            15       The Coventry Funds
3435 Stelzer Road                                           present, Principal of                   Trust
Columbus, Ohio 43219                                        King Dodson Armstrong
Age: 41                                                     Financial Advisors,
                                                            Inc.; from April 2000
                                                            to August 2003,
                                                            Director of Financial
                                                            Planning, Hamilton
                                                            Capital Management.

Dr. James Woodward              Trustee        Since 2006   Retired. From July 1989        15       The Coventry Funds
3435 Stelzer Road                                           to June 2005,                           Trust
Columbus, Ohio 43219                                        Chancellor, University
Age: 66                                                     of North Carolina at
                                                            Charlotte.

OFFICERS WHO ARE NOT TRUSTEES
R. Jeffrey Young                President      Since 1999   From October 1993 to
3435 Stelzer Road                                           present, employee of
Columbus, Ohio 43219                                        BISYS Fund Service.
Age: 41

Aaron Masek                     Treasurer      Since 2006   From March 1997 to
3435 Stelzer Road                                           present, employee of
Columbus, Ohio 43219                                        BISYS Fund Services.
Age: 32

Timothy Bresnahan               Secretary      Since 2005   From February 2005 to
3435 Stelzer Road                                           present, employee of
Columbus, Ohio 43219                                        BISYS Fund Services;
Age: 37                                                     from March 2004 to
                                                            February 2005,
                                                            employee of the law
                                                            firm of Greenberg
                                                            Traurig; from October
                                                            to March 2004, employee
                                                            of Deutsche Bank Asset
                                                            Management, Inc.; from
                                                            September, 2001 to
                                                            February, 2003,
                                                            Associate of the law
                                                            firm Goodwin Procter,
                                                            L.L.P.

Alaina V. Metz                  Assistant      Since 1995   From June 1995 to
3435 Stelzer Road               Secretary                   present, employee of
Columbus, Ohio 43219                                        BISYS Fund Services.
Age: 37

George L. Stevens               Chief          Since 2004   From September 1996 to
3435 Stelzer Road               Compliance                  present, employee of
Columbus, Ohio 43219            Officer                     BISYS Fund Services.
Age: 54

* Mr. Grimm is considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to his previous employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

                             (PATHMASTER(TM) LOGO)

                              Domestic Equity Fund

                                  ANNUAL REPORT
                                 March 31, 2006

(PATHMASTER(TM) LOGO)

                                                                   ANNUAL REPORT
TABLE OF CONTENTS                                                 MARCH 31, 2006

PATHMASTER DOMESTIC EQUITY FUND
Letter to Shareholders ....................................................    1
Schedule of Portfolio Investments .........................................    2
Financial Statements ......................................................    3
Financial Highlights ......................................................    5
Notes to Financial Statements .............................................    6
Report of Independent Registered Public Accounting Firm ...................    9
Additional Information ....................................................   10
Information about Trustees and Officers ...................................   13

(PATH MASTER(TM) LOGO)

                                                 PATHMASTER DOMESTIC EQUITY FUND

Dear Investors,

The U.S. economy continues to grow at 3% to 3.5% over inflation. While there are always risks involved in investing in the stock market, we feel that a combination of economic expansion, robust corporate profits and low interest rates set the stage for continued equity market gains.

During the past year, the U.S. economy benefited as consumers continued to be confident and businesses began to reinvest their profits. Consumer confidence was supported by employment gains, low interest rates, and solid advances in both financial and real estate assets. This consumer confidence resulted in companies being more willing to reinvest earnings. This reinvestment occurred both in inventory replenishment as well as capital expenditures to support future growth.

Coincident with this growth, the Federal Reserve Board ("The Fed") has progressively raised interest rates from historically low levels to a more "neutral" position (i.e., a rate that doesn't promote or discourage consumption/investment). As such, the Fed lifted its target fed fund rate (the overnight lending rate between banks) to 4.75%. However, up to this point, the interest rates on longer term debt have not increased in tandem.

Over the past 12 months, the U.S. stock market, as measured by the broad-based Russell 3000(R) Index, gained 14.28% driven by small and medium-sized companies. Over this period, the Russell 2000(R) Growth Index ("small cap growth") gained 27.84%, the Russell 2000(R) Value Index ("small cap value") increased 23.77%, the Russell MidCap(R) Growth Index gained 22.68% and the Russell MidCap(R) Value Index gained 20.30%.

At this juncture, we believe stocks prices offer investors a compelling value. Our belief is based on a forecast for continued strong economic growth and gains in corporate profits.

We thank you for your investment in the PathMaster Domestic Equity Fund. If you have any questions or require additional information, please call
1-888-494-8510.

Sincerely,


/s/ Richard O'Hara, CFA
-------------------------------------
Richard O'Hara, CFA
Portfolio Managers


/s/ Sandy A. Lincoln
-------------------------------------
Sandy A. Lincoln
Portfolio Managers

                          BROAD BASED MARKET COMPARISON
                  for the 12 month period ended March 31, 2006


   14.28%         27.84%         23.77%          22.68%             20.30%

Russell 3000   Russell 2000   Russell 2000    Russell MidCap    Russell MidCap
   Index       Growth Index   Value Index      Growth Index      Value Index

                               (PERFORMANCE GRAPH)

The above past performance for the Russell indices is no indication of the future performance of either the PathMaster Domestic Equity Fund or the Russell indices. The PathMaster Domestic Equity Fund is a new fund with limited investment history, therefore it has no reportable performance this time period. When performance is available it can be accessed by calling 888-494-8510 or going to the website, www.pathmasterfunds.com. The Russell Indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund. Investors cannot invest directly in an index.

The PathMaster Domestic Equity Fund is a new fund with limited investment history, therefore it has no reportable performance this time period.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000(R) Growth Index is comprised of the securities in the Russell 2000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The Russell 2000 Value Index(R) is comprised of the securities in the Russell 2000(R) Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. The Russell MidCap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Russell MidCap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

                                                 PATHMASTER DOMESTIC EQUITY FUND
Schedule of Portfolio Investments                                 March 31, 2006

EXCHANGE TRADED MUTUAL FUNDS (97.0%)

                                                               SHARES    VALUE ($)
                                                             ---------   ---------
iShares Russell Midcap Growth Index Fund .................      3,009      304,210
iShares Russell Midcap Value Index Fund ..................      9,770    1,303,318
iShares Russell 1000 Growth Index Fund ...................     14,416      759,147
iShares Russell 1000 Value Index Fund ....................     19,447    1,420,020
iShares Russell 2000 Growth Index Fund ...................          5          398
iShares Russell 2000 Value Index Fund ....................     10,454      780,391
iShares Russell 3000 Index Fund ..........................     15,165    1,147,839
                                                                         ---------
Total Exchange Traded Funds (Cost $5,534,345) ............               5,715,323
                                                                         ---------

CASH EQUIVALENT (3.7%)
                                                             PRINCIPAL
                                                             AMOUNT($)
                                                             ---------
Brown Brothers Harriman Custodian Cash Sweep .............    220,428      220,428
                                                                         ---------
Total Cash Equivalent (Cost $220,428) ....................                 220,428
                                                                         ---------
Total Investments (Cost $5,754,773) - 100.7% .............               5,935,751
                                                                         =========

----------
Percentages indicated are based on net assets of $5,893,154.

REPRESENTATION OF PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                   (PIE CHART)

iShares Russell 1000(R)
Value Index Fund .....................................................   23.92%
iShares Russell Midcap(R)
Value Index Fund .....................................................   21.96%
iShares Russell 3000(R)
Index Fund ...........................................................   19.34%
iShares Russell 2000(R)
Value Index Fund .....................................................   13.15%
iShares Russell 1000(R)
Growth Index Fund ....................................................   12.79%
iShares Russell Midcap(R)
Growth Index Fund ....................................................    5.13%
Brown Brothers Harriman
Custodian Cash Sweep .................................................    3.71%
iShares Russell 2000(R)
Growth Index Fund ....................................................    0.00%*

*    Less than 0.005%.

                       See Notes to Financial Statements

FINANCIAL STATEMENTS                             PATHMASTER DOMESTIC EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

ASSETS:
Investments, at value (cost $5,754,773) ........................              $5,935,751
Interest and dividends receivable ..............................                      24
Receivable for capital shares issued ...........................                  94,745
Receivable from investments sold ...............................                  79,484
Receivable from Investment Adviser .............................                 117,723
Prepaid expenses ...............................................                  12,534
                                                                              ----------
      TOTAL ASSETS .............................................               6,240,261
LIABILITIES:
Distributions payable ..........................................   $  8,507
Payable for investments purchased ..............................    272,267
Accrued expenses and other liabilities:
   Administration ..............................................        493
   Accounting ..................................................      2,629
   Distribution ................................................        351
   Shareholder Servicing .......................................        266
   Custodian ...................................................      1,800
   Transfer Agent ..............................................      7,760
   Chief Compliance Officer ....................................      1,667
   Offering ....................................................     11,667
   Other .......................................................     39,700
                                                                   --------
      TOTAL LIABILITIES ........................................                 347,107
                                                                              ----------
NET ASSETS .....................................................              $5,893,154
                                                                              ==========
COMPOSITION OF NET ASSETS:
Capital ........................................................              $5,705,899
Accumulated net investment income ..............................                     402
Accumulated net realized gains from investment transactions ....                   5,875
Unrealized appreciation from investments .......................                 180,978
                                                                              ----------
NET ASSETS .....................................................              $5,893,154
                                                                              ==========
CLASS I SHARES
   Net Assets ..................................................              $4,473,119
   Shares Outstanding ..........................................                 425,575
   Net Asset Value, Offering and Redemption price per share ....              $    10.51
                                                                              ==========
CLASS A SHARES
   Net Assets ..................................................              $1,108,260
   Shares Outstanding ..........................................                 105,607
   Net Asset Value and Redemption price per share ..............              $    10.49
                                                                              ==========
Maximum Sales Charge ...........................................                    5.00%
                                                                              ==========
Maximum Offering Price Per Share
   (Net Asset Value/100%-Maximum Sales Charge) .................              $    11.04
                                                                              ==========
CLASS C SHARES
   Net Assets ..................................................              $  311,775
   Shares Outstanding ..........................................                  29,696
   Net Asset Value, Offering and Redemption price per share* ...              $    10.50
                                                                              ==========

*    Redemption price per share varies by length of time shares are held.

STATEMENT OF OPERATIONS
For the period ended March 31, 2006 (a)

INVESTMENT INCOME:
Interest ......................................................             $   2,740
Dividend ......................................................                32,410
                                                                            ---------
      TOTAL INVESTMENT INCOME .................................                35,150
                                                                            ---------
EXPENSES:
   Investment Adviser .........................................   $ 6,718
   Accounting .................................................    16,736
   Administration .............................................    14,795
   Auditing ...................................................    16,700
   Distribution (Class A Shares) (b) ..........................       263
   Distribution (Class C Shares) (b) ..........................        89
   Shareholder Servicing ......................................       266
   Custodian ..................................................     2,380
   Legal ......................................................    14,000
   Shareholder Reporting ......................................    25,181
   Transfer Agency ............................................    19,522
   Chief Compliance Officer ...................................     6,667
   Trustee ....................................................        26
   Offering ...................................................    11,667
   Other ......................................................     3,677
                                                                  -------
      Total expenses before fee reductions ....................               138,687
      Fees reduced by the Investment Adviser ..................              (124,441)
                                                                            ---------
      NET EXPENSES ............................................                14,246
                                                                            ---------
NET INVESTMENT INCOME .........................................                20,904
                                                                            ---------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions................                 5,875
Change in unrealized appreciation/depreciation from
    investments................................................               180,978
                                                                            ---------
Net realized/unrealized gains from investments ................               186,853
                                                                            ---------
CHANGE IN NET ASSETS FROM OPERATIONS ..........................             $ 207,757
                                                                            =========

(a)  Class I Shares commenced operations on December 2, 2005.

(b)  Class A & C Shares commenced operations on January 17, 2006.

                       See Notes to Financial Statements

FINANCIAL STATEMENTS                             PATHMASTER DOMESTIC EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                       For the period
                                                                      ended March 31,
                                                                          2006 (a)
                                                                      ---------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income .............................................      $   20,904
Net realized gains from investment transactions  ..................           5,875
Change in unrealized appreciation/depreciation from investments ...         180,978
                                                                         ----------
CHANGE IN NET ASSETS FROM OPERATIONS  .............................         207,757
                                                                         ----------
DISTRIBUTIONS:
FROM NET INVESTMENT INCOME:
   Class I Shares (a) .............................................         (19,406)
   Class A Shares (b) .............................................          (1,361)
   Class C Shares (b)  ............................................            (137)
                                                                         ----------
CHANGE IN NET ASSETS FROM DISTRIBUTIONS ...........................         (20,904)
                                                                         ----------
CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SHARES ISSUED:
   Class I Shares (a) .............................................       4,299,797
   Class A Shares (b) .............................................       1,082,105
   Class C Shares (b) .............................................         305,300
DIVIDENDS REINVESTED:
   Class I Shares (a) .............................................          17,702
   Class A Shares (b) .............................................           1,267
   Class C Shares (b) .............................................             130
                                                                         ----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ..............       5,706,301
                                                                         ----------
CHANGE IN NET ASSETS ..............................................       5,893,154
NET ASSETS:
   Beginning of period ............................................              --
                                                                         ----------
   End of period ..................................................      $5,893,154
                                                                         ==========
Accumulated net investment income .................................      $      402
                                                                         ==========
SHARE TRANSACTIONS:
CLASS I SHARES:
   Issued .........................................................         423,808
   Reinvested .....................................................           1,767
                                                                         ----------
   Change in Class I Shares .......................................         425,575
                                                                         ==========
CLASS A SHARES:
   Issued .........................................................         105,486
   Reinvested .....................................................             121
                                                                         ----------
   Change in Class A Shares .......................................         105,607
                                                                         ==========
CLASS C SHARES:
   Issued .........................................................          29,684
   Reinvested .....................................................              12
                                                                         ----------
   Change in Class C Shares .......................................          29,696
                                                                         ==========

(a)  Class I Shares commenced operations on December 2, 2005.

(b)  Class A & C Shares commenced operations on January 17, 2006.

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                             PathMaster Domestic Equity Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                    INVESTMENT ACTIVITIES                     DISTRIBUTIONS
                                   -----------------------              -------------------------
                           NET                     NET
                          ASSET                  REALIZED
                          VALUE,                   AND         TOTAL
                        BEGINNING      NET      UNREALIZED     FROM         NET
                            OF     INVESTMENT    GAINS ON   INVESTMENT  INVESTMENT      TOTAL
                          PERIOD     INCOME    INVESTMENTS  ACTIVITIES    INCOME    DISTRIBUTIONS
                        ---------  ----------  -----------  ----------  ----------  -------------
CLASS I SHARES
Period ended
   March 31, 2006 (d)     $10.00     0.07          0.51        0.58      (0.07)        (0.07)

CLASS A SHARES
Period ended
   March 31, 2006 (g)     $10.14     0.01          0.35        0.36      (0.01)        (0.01)

CLASS C SHARES
Period ended
   March 31, 2006 (g)     $10.14       --(h)       0.36        0.36         --(h)         --(h)

                                                        RATIOS/SUPPLEMENTARY DATA
                                         ------------------------------------------------------
                                                               RATIO OF
                                                                  NET
                          NET              NET     RATIO OF   INVESTMENT   RATIO OF
                         ASSET           ASSETS,   EXPENSES    INCOME TO   EXPENSES
                        VALUE,   TOTAL    END OF  TO AVERAGE    AVERAGE   TO AVERAGE  PORTFOLIO
                        END OF  RETURN    PERIOD  NET ASSETS  NET ASSETS  NET ASSETS   TURNOVER
                        PERIOD    (A)    (000's)      (I)         (I)       (B)(I)       (C)
                        ------  ------   -------  ----------  ----------  ----------  ---------
CLASS I SHARES
Period ended
   March 31, 2006 (d)   $10.51  5.80%(e)  $4,473    1.20%(f)    1.88%(f)     9.92%(f)   19.89%(e)

CLASS A SHARES
Period ended
   March 31, 2006 (g)   $10.49  3.59%(e)  $1,108    1.50%(f)    1.69%(f)    19.01%(f)   19.89%(e)

CLASS C SHARES
Period ended
   March 31, 2006 (g)   $10.50  3.60%(e)  $  312    2.25%(f)    0.99%(f)    17.69%(f)   19.89%(e)

(a)  Total Return calculations do not include any sales or redemption charges.

(b) During the period certain fees were reduced or reimbursed. If such reductions had not occurred, the ratio would have been as indicated.

(c) Portfolio Turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

(d)  Class I Shares commenced operations on December 2, 2005.

(e)  Not annualized.

(f)  Annualized.

(g)  Class A Shares and Class C Shares commenced operations on January 17,2006.

(h)  Less than $0,005 per share.

(i)  Does not include the effect of expenses of underlying funds.

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2006

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the PathMaster Domestic Equity Fund (the "Domestic Equity Fund" or "Fund").

     Financial statements for all other series of the Group are published separately.

     The Fund is authorized to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Fund offers three classes of shares: Class I Shares, Class A Shares, and Class C Shares. Each class of shares in the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

     Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with their vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

     The Fund invests primarily in exchange-traded funds ("ETFs") that track certain domestic equity market segments by size (i.e., smallcap, mid-cap and large-cap) and style (i.e., growth and value) that the Wayne Hummer Asset Management Company (the "Adviser") has determined offer the greatest potential for capital appreciation in a given market environment.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized or unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or appropriate basis.

     EXPENSES:

     Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Each class of shares bears its respective pro-rata portion of the expenses, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income, if any, are declared and paid annually by the Fund. Dividends from net realized gains, if any, are declared and distributed at least annually by the Fund.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

                                    Continued

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2006

     FEDERAL INCOME TAXES:

     The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     The Adviser and the Fund are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of the Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Adviser of its advisory fees:

FUND FEE                RATE
--------                ----
Domestic Equity Fund   0.60%

     The Adviser agrees to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund, during the period ending August 1, 2006, to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividends and extraordinary expenses, to the amount of the "Maximum Operating Expense Limit" applicable to each class of shares as set forth across from the name of each respective class of the Fund per the schedule below:

FUND NAME AND CLASS OF SHARES   Maximum Operating Expense Limit*
-----------------------------   --------------------------------
DOMESTIC EQUITY FUND
Class A Shares                                1.50%
Class C Shares                                2.25%
Class I Shares                                1.25%

*    Expressed as a percentage of the Fund's average daily net assets.

     ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Fund as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the Master Services Agreement with the Fund, BISYS Ohio is entitled to receive an annual fee calculated at a tiered rate based upon the average daily net assets of the Fund subject to annual minimums. The amounts charged to the Fund for the services provided by BISYS Ohio are reported within the Statements of Operations.

     Under a Compliance Services Agreement between the Fund and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Fund's Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Fund's compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Fund paid BISYS Ohio $6,667 for the period ended March 31, 2006, plus certain out of pocket expenses. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Fund are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class C shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any its affiliates incur for providing distribution or shareholder service assistance to the Fund. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class C shares, respectively.

     For the period ended March 31, 2006, the Distributor received $19,228 from commissions earned on sales of Class A shares and redemptions of Class C shares, all of which the Distributor re-allowed to affiliated broker-dealers of the Fund.

                                    Continued

NOTES TO FINANCIAL STATEMENTS                                     March 31, 2006

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the period ended March 31, 2006, totaled:

FUND                    PURCHASES     SALES
----                   ----------   --------
Domestic Equity Fund   $8,721,058   $669,602

5.   FEDERAL TAX INFORMATION

At March 31, 2006, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                        Tax             Tax         Net Unrealized
                                     Unrealized      Unrealized      Appreciation
                        Tax Cost    Appreciation   (Depreciation)   (Depreciation)
                       ----------   ------------   --------------   --------------
Domestic Equity Fund   $5,754,773     $182,134        $(1,156)        $180,978

The tax character of distributions paid during the period ended March 31, 2006 was as follows:

                        Distributions paid from
                       ------------------------                                    Total
                       Ordinary   Net Long Term   Total Taxable   Tax Return   Distributions
                        Income    Capital Gains   Distributions   of Capital       Paid(1)
                       --------   -------------   -------------   ----------   -------------
Domestic Equity Fund    $12,397        $--           $12,397          $--         $12,397

As of March 31, 2006 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                                                       Total
                       Undistributed   Undistributed                                 Accumulated    Unrealized      Accumulated
                          Ordinary       Long-Term     Accumulated   Distribution    Capital and    Appreciation      Earnings
                           Income      Capital Gains     Earnings      Payable      Other Losses   (Depreciation)    (Deficit)
                       -------------   -------------   -----------   ------------   ------------   --------------   ----------
Domestic Equity Fund      $14,784          $--          $14,784       $(8,507)          $--          $180,978        $187,255

(1) Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

                                                                  March 31, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PathMaster Domestic Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of PathMaster Domestic Equity Fund (the "Fund") as of March 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PathMaster Domestic Equity Fund at March 31, 2006, the results of its operations, the changes in its net assets, and financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                             (Ernst & Young LLP)

Columbus, Ohio
MAy 15, 2006

ADDITIONAL INFORMATION (UNAUDITED)                                March 31, 2006

     FEDERAL TAX INFORMATION:

     For the fiscal year ended March 31, 2006, dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Completed information will be reported in conjunction with the 2006 Form 1099-Div.

     TABLE OF SHAREHOLDER EXPENSES:

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, (2) ongoing costs, including management fees; distribution fees; and other Fund expenses.

     This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 2, 2005 through March 31, 2006.

     ACTUAL EXPENSES

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                       ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                          12/2/05         3/31/06      12/2/05 - 3/31/06   12/2/05 - 3/31/06
                       -------------   -------------   -----------------   -----------------
Domestic Equity Fund
Class I**                $1,000.00       $1,058.00           $ 6.16              1.20%
Class A***                1,000.00        1,035.90             7.61              1.50%
Class C***                1,000.00        1,036.00            11.42              2.25%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios and rates of returns for the period from December 2, 2005 (date of commencement of operations) to March 31, 2006.

*** Information shown reflects values using the expense ratios and rates of returns for the period from January 17, 2006 ( date of commencement of operations) to March 31, 2006.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         BEGINNING         ENDING         EXPENSE PAID       EXPENSE RATIO
                       ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*      DURING PERIOD
                          12/2/05         3/31/06      12/2/05 - 3/31/06   12/2/05 - 3/31/06
                       -------------   -------------   -----------------   -----------------
Domestic Equity Fund
Class I**                $1,000.00       $1,018.95           $ 6.04              1.20%
Class A***                1,000.00        1,017.45             7.54              1.50%
Class C***                1,000.00        1,013.71            11.30              2.25%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Information shown reflects values using the expense ratios for the period from December 2, 2005 (date of commencement of operations) to March 31, 2006 and has been annualized to reflect values for the period from October 1, 2005 to March 31, 2006.

*** Information shown reflects values using the expense ratios for the period from January 17, 2006 (date of commencement of operations) to March 31, 2006 and has been annualized to reflect values for the period from October 1, 2005 to March 31, 2006.

                                    Continued

ADDITIONAL INFORMATION (UNAUDITED)                                March 31, 2006

     OTHER INFORMATION:

     A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available
     (I) without charge, upon request, by calling 1-877-942-8434 and (ii) on the Securities and Exchange Commission's web-site at http://www.sec.gov. Schedules of Portfolio Investments for the period ended December 31 is available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-942-8434, and on the Commission's website at http://www.sec.gov.

     RESULTS OF SPECIAL MEETING OF SHAREHOLDERS:

     A special meeting of the shareholders (the "Meeting") of The Coventry Group (the "Group") was held on February 21, 2006. The Funds are separate investment series of the Group. The Meeting was held for the purpose of electing Trustees of the Group. As of the record date for the Meeting, there were 153,785,122 shares of beneficial interest in the Group outstanding. Information regarding the results of the shareholder vote are set forth below. Each of the nominees was elected to the Board by the requisite shareholder vote.

TRUSTEE NOMINEE          AFFIRMATIVE VOTES   % OF OUTSTANDING   VOTES WITHHELD   % OF OUTSTANDING
---------------          -----------------   ----------------   --------------   ----------------
James H. Woodward            93,503,623           60.83%              4,475            .003%
Michael M. Van Buskirk       93,503,623           60.83%              4,475            .003%
Maurice G. Stark             93,503,623           60.83%              4,475            .003%
Diane E. Armstrong           93,503,623           60.83%              4,475            .003%
Walter B. Grimm              93,193,133           60.63%            314,965            .205%

INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED)                  March 31, 2006

CONSIDERATION BY THE BOARD OF TRUSTEES OF THE ADOPTION OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND WAYNE HUMMER ASSET MANAGEMENT COMPANY (THE "ADVISER")

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Fund is required to consider the initial approval of the adoption of the Investment Advisory Agreement with the Adviser, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the adoption of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the adoption of the Investment Advisory Agreement, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration. This included materials that provided the Board with information regarding the proposed investment operation of the Fund by the Adviser and information regarding the proposed fees and expenses of the Fund.

The Board of Trustees considered the approval of the adoption of the Investment Advisory Agreement at an in-person meeting held on August 24, 2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to approve the adoption of the Investment Advisory Agreement. The Board met during the meeting with representatives of the Adviser and reviewed various factors with them concerning the proposed adoption of the Investment Advisory Agreement. Among the factors the Board considered was the Adviser's experience and background in the investment management business which includes experience operating other mutual funds. The Board took note of the Adviser's proposed plans to foster the growth and development of the Fund. The Board reviewed the proposed expenses of the Fund to the expenses of other funds having similar investment objectives and strategies. They noted the range of investment advisory services proposed to be provided by the Adviser to the Fund. The Board also reviewed financial information concerning the Adviser and its affiliates relating to the proposed operation of the Fund and the financial soundness of the Adviser and its affiliates as demonstrated by the financial information provided was noted. The Board further reviewed the Adviser's brokerage practices, including soft dollar arrangements, and its best-execution procedures, and it was noted that these were reasonable and consistent with standard industry practice. The Board took note of the proposed portfolio managers for the Fund and their respective compensation arrangements. The Board also considered information regarding the fees that the Adviser charges other clients for investment advisory services that are similar to the advisory services to be provided to the Fund and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering the investment advisory fees applicable to the Fund, the Board discussed with representatives of the Adviser their reasons for assessing the applicable fees in connection with the Fund, and the Board considered and discussed the fees charged by other similar funds. In reaching their conclusion with respect to the adoption of the Investment Advisory Agreement for the Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the Adviser's experience and background in managing investment assets, its commitment to the successful operation of the Fund, and the proposed level of expenses of the Fund, as being important elements of their consideration. The Board members also took notice of the fact that the Adviser has agreed to implement an expense limitation agreement in connection with the Fund pursuant to which the Adviser has agreed to waive a portion of its investment advisory fees with respect to the Fund and waive certain expense of the Fund to the extent necessary in order to help reduce the total operating expense ratio of the Fund for the initial period of Fund operations. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to adopt the Investment Advisory Agreement.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)               March 31, 2006

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed "interested persons," as defined in the Investment Company Act of 1940, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge and upon request, by calling 1-877-942-8434.


                                                                                              NUMBER OF
                                           TERM OF                                              FUNDS
                                           OFFICE**                                            IN FUND
                         POSITIONS(S)     AND LENGTH                                           COMPLEX             OTHER
                           HELD WITH          OF       PRINCIPAL OCCUPATION(S) DURING PAST   OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS AND AGE      THE FUNDS     TIME SERVED                FIVE YEARS                 TRUSTEE        HELD BY TRUSTEE
---------------------    ------------    -----------   -----------------------------------   -----------      ---------------
INTERESTED TRUSTEES*

Walter B. Grimm             Trustee       Since 1996   Retired. From June 1992 to 2005,           15       American Performance
3435 Stelzer Road                                      employee of BISYS Fund Services.                     Funds; Legacy Funds
Columbus, Ohio 43219                                                                                        Group; Performance
Age: 60                                                                                                      Funds Trust; The
                                                                                                              Conventry Funds
                                                                                                                   Trust

INDEPENDENT TRUSTEES

Maurice G. Stark            Trustee       Since 1992   Retired.                                   15        The Conventry Funds
3435 Stelzer Road                                                                                                  Trust
Columbus, Ohio 43219
Age: 70

Michael M. Van            Trustee and     Since 1992   From June 1991 to present, employee        15        The Conventry Funds
Buskirk                    Chairman                    of and currently President of The                           Trust
3435 Stelzer Road        of the Board                  Ohio  Bankers' League
Columbus, Ohio 43219      of Trustees                  (trade association)
Age: 59

Diane Armstrong             Trustee       Since 2004   From August 2003 to present,               15        The Conventry Funds
3435 Stelzer Road                                      Principal of King Dodson Armstrong                          Trust
Columbus, Ohio 43219                                   Financial Advisors, Inc.; from
Age: 41                                                April 2000 to August 2003, Director
                                                       of Financial Planning, Hamilton
                                                       Capital Management.

Dr. James Woodward          Trustee       Since 2006   Retired. From July 1989 to June            15        The Conventry Funds
3435 Stelzer Road                                      2005, Chancellor, University of                             Trust
Columbus, Ohio 43219                                   North Carolina at Charlotte.
Age: 66

OFFICERS WHO ARE NOT TRUSTEES

R. Jeffrey Young           President      Since 1999   From October 1993 to present, employee of BISYS
3435 Stelzer Road                                      Fund Service.
Columbus, Ohio 43219
Age: 41

Aaron Masek                Treasurer      Since 2006   From March 1997 to present, employee of BISYS
3435 Stelzer Road                                      Fund Services.
Columbus, Ohio 43219
Age: 32

Timothy Bresnahan          Secretary      Since 2005   From February 2005 to present, employee of BISYS
3435 Stelzer Road                                      Fund Services; from March 2004 to February 2005,
Columbus, Ohio 43219                                   employee of the law firm of Greenberg Traurig;
Age: 37                                                from October to March 2004, employee of Deutsche
                                                       Bank Asset Management, Inc.; from September, 2001
                                                       to February, 2003, Associate of the law firm
                                                       Goodwin Procter, L.L.P.

Alaina V. Metz             Assistant      Since 1995   From June 1995 to present, employee of BISYS Fund
3435 Stelzer Road          Secretary                   Services.
Columbus, Ohio 43219
Age: 37

George L. Stevens            Chief        Since 2004   From September 1996 to present, employee of BISYS
3435 Stelzer Road         Compliance                   Fund Services.
Columbus, Ohio 43219        Officer
Age: 54

* Mr. Grimm is considered to be an "interested person" of the Funds as defined in the Investment Company Act of 1940 due to his previous employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

(PATHMASTER LOGO)

PATHMASTER DOMESTIC EQUITY FUND

ADDRESS & PHONE NUMBER (PER PROSPECTUS):
PathMaster Funds
P.O. Box 183085
Columbus, Ohio 43218-2094
Telephone: 1-877-942-8434

INVESTMENT ADVISER
Wayne Hummer Asset Management Company
300 South Wacker Drive
Chicago, Illinois 60606

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

ITEM 2. CODE OF ETHICS.

      (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

     (b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2. With the exception that effective May 18, 2006, Aaron Masek replaced Christopher Sabato as the Treasurer of the Fund

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Maurice Stark, who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

For the fiscal years ended March 31, 2005, PWC billed Audit Fees to 1st Source Monogram Funds of $46,275, March 31, 2006 Ernst & Young billed Audit Fees to 1st Source Monogram Funds of $47,500 respectively.

For the fiscal years ended March 31, 2005 and March 31, 2006, Tait Weller Baker billed Audit Fees to the Boston Trust Funds of $32,000 and $42,000, respectively.

 For the fiscal years ended March 31, 2006, Ernst & Young billed Audit Fees to the Pathmaster Domestic Equity Fund $14,500, respectively.


For the fiscal years ended March 31, 2005, PWC billed Audit Fees to Signal Funds of $37,500, March 31, 2006 Ernst & Young billed Audit Fees to Signal Funds of $38,000 respectively.

AUDIT RELATED FEES

For the fiscal years ended March 31, 2005 and March 31, 2006, Tait Weller Baker billed audit related fees to the Boston Trust Funds of $9,300 and $9,700 respectively. These fees relate to the preparation and review of the Funds' 17f-2 filings.

TAX FEES

For the fiscal years ended March 31, 2005, PWC billed Tax Fees to the First Source Monogram Funds of $11,250 and March 31, 2006 Ernst & Young billed Tax Fees to the 1st Source Monogram Funds of $10,000, respectively. These fees relate to preparation of federal income & excise tax returns and review of the excise tax calculations.

For the fiscal years ended March 31, 2005 and March 31, 2006, Tait Weller Baker billed Tax Fees to the Boston Trust Funds of $8,000 and $10,500, respectively. These fees relate to preparation of federal income & excise tax returns and review of the excise tax calculations.

For the fiscal years ended March 31, 2006, Ernst &Young billed Tax Fees to the Pathmaster Domestic Equity Fund of $2,200, respectively. These fees relate to preparation of federal income & excise tax returns and review of the excise tax calculations.

For the fiscal years ended March 31, 2005, PWC billed Tax Fees to the Signal Funds of $9,000 and March 31, 2006, Ernst & Young billed Tax Fees to the Signal Funds $8,000, respectively. These fees relate to preparation of federal income & excise tax returns and review of the excise tax calculations.

ALL OTHER FEES

Not Applicable


[DISCLOSE THE AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES DESCRIBED IN PARAGRAPH (c)(7) OF RULE 2-01 OF REGULATION S-X.]

[(e) IF ANY OF THE SERVICES WERE NOT PRE-APPROVED, BUT OTHERWISE APPROVED BY THE AUDIT COMMITTEE, DISCLOSE THE PERCENTAGE OF EACH CATEGORY ABOVE.]

[(f) IF GREATER THAN 50 PERCENT, DISCLOSE THE PERCENTAGE OF HOURS EXPENDED ON THE PRINCIPAL ACCOUNTANT'S ENGAGEMENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR THAT WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.]

[(g) DISCLOSE THE AGGREGATE NON-AUDIT FEES BILLED BY THE REGISTRANT'S ACCOUNTANT FOR SERVICES RENDERED TO THE REGISTRANT, AND RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUB-ADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT FOR EACH OF THE LAST TWO FISCAL YEARS OF THE REGISTRANT.]

[(h) DISCLOSE WHETHER THE REGISTRANT'S AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS CONSIDERED WHETHER THE PROVISION OF NONAUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(II) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.]

Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable.

INSERT THE FULL SCHEDULE OF INVESTMENTS FOR EACH RELEVANT FUND


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY
ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(a) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Coventry Group
            -------------------------------------------------------------------

By (Signature and Title)*   /s/ R. Jeffrey Young, President
                         -------------------------------------------------------
Date    June 9, 2006
    --------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ R. Jeffrey Young, President
                         ------------------------------------------------------

Date    June 9, 2006
    -----------------------------------------

By (Signature and Title)*     /s/ Aaron Masek
                         ------------------------------------------------------

Date    June 9, 2006
    ------------------------------------------


* Print the name and title of each signing officer under his or her signature.